Exhibit 99.1(S)

HYUNDAI SECURITIES CO., LTD. AND ITS SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013, AND MARCH 31, 2013, AND FOR THE NINE

MONTHS PERIOD ENDED DECEMBER 31, 2013, AND FOR THE YEAR ENDED

MARCH 31, 2013, AND INDEPENDENT AUDITORS’ REPORT

Independent Auditors’ Report

English Translation of a Report Originally Issued in Korean

To the Shareholders and the Board of Directors of

Hyundai Securities Co., Ltd.:

We have audited the accompanying consolidated financial statements of Hyundai Securities Co., Ltd. (the “Group”). The consolidated financial statements consist of the consolidated statements of financial position as of December 31, 2013 and March 31, 2013, and the related consolidated statements of loss, consolidated statements of comprehensive (loss) income, consolidated statements of changes in shareholders’ equity and consolidated statements of cash flows, all expressed in Korean won, for the nine months period ended December 31, 2013, and for the year ended March 31, 2013. The Group’s management is responsible for the preparation and fair presentation of the consolidated financial statements and our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the Republic of Korea. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Group as of December 31, 2013 and March 31, 2013, and the results of its operations and its cash flows for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, in conformity with Korean International Financial Reporting Standards (“K-IFRS”).

Accounting principles and auditing standards and their application in practice vary among countries. The accompanying consolidated financial statements are not intended to present the financial position, results of operations and cash flows in accordance with accounting principles and practices generally accepted in countries other than the Republic of Korea. In addition, the procedures and practices utilized in the Republic of Korea to audit such financial statements may differ from those generally accepted and applied in other countries. Accordingly, this report and the accompanying consolidated financial statements are for use by those knowledgeable about Korean accounting principles and auditing standards and their application in practice.

/s/ Deloitte Anjin LLC

March 6, 2014

Notice to Readers

This report is effective as of March 6, 2014, the independent auditors’ report date. Certain subsequent events or circumstances may have occurred between the auditors’ report date and the time the auditors’ report is read. Such events or circumstances could significantly affect the accompanying consolidated financial statements and may result in modifications to the auditors’ report.

HYUNDAI SECURITIES CO., LTD.

AND ITS SUBSIDIARIES (the “GROUP”)

CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013, AND MARCH 31, 2013, AND FOR THE NINE

MONTHS PERIOD ENDED DECEMBER 31, 2013, AND FOR THE YEAR ENDED

MARCH 31, 2013

The accompanying consolidated financial statements, including all footnote disclosures, were prepared by, and are the responsibility of, the Group.

Yun, Kyung Eun

Chairman and Chief Executive Officer

HYUNDAI SECURITIES CO., LTD.

HYUNDAI SECURITIES CO., LTD.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

AS OF DECEMBER 31, 2013, AND MARCH 31, 2013

		Korean won
	Notes	December 31, 2013		March 31, 2013
		(In thousands)

ASSETS

Cash and deposits	5,45,47	~~W~~	1,588,633,927	~~W~~	1,315,531,835
Financial assets at fair value through profit or loss (“FVTPL”)	5,6,10,45,52		12,033,675,779		12,856,113,299
Available-for-sale (“AFS”) financial assets	5,7,45		1,405,660,028		1,464,974,975
Held-to-maturity financial assets	5,8,45		8,239,127		8,772,660
Investments in associates	9		1,241,338		2,492,171
Loans, net	5,11,12,13,45,52		2,530,560,945		2,338,023,185
Property and equipment, net	14		266,026,619		379,051,672
Investment property	15,16		78,926,398		126,736,943
Intangible assets, net	17		205,480,797		202,649,985
Current tax assets			11,091,727		54,989,642
Deferred tax assets	43		—		18,492
Derivatives (hedge)	10,45		5,236,612		—
Other financial assets	18,45		570,557,819		777,424,143
Other assets	19		239,996,769		137,605,694

TOTAL ASSETS		~~W~~	18,945,327,885	~~W~~	19,664,384,696

LIABILITIES

Financial liabilities at FVTPL	10,20,45	~~W~~	5,081,617,953	~~W~~	4,652,012,334
Deposits due to customers	21,45		2,076,404,141		1,992,811,253
Borrowings	22,45,52		8,350,092,403		9,048,867,109
Retirement benefit obligation	23		24,626,425		9,417,907
Deferred tax liabilities	43		4,126,722		66,631,372
Provisions	24		19,704,839		27,294,280
Other financial liabilities	25,45		399,751,046		810,824,193
Other liabilities	26		71,317,414		52,288,914

TOTAL LIABILITIES			16,027,640,943		16,660,147,362

SHAREHOLDERS’ EQUITY

Controlling entity’s equity
Capital stock	27		1,183,062,650		1,183,062,650
Other paid-in capital	28		864,611,907		827,842,137
Retained earnings	13,29		758,179,925		845,501,973
Elements of other shareholders’ equity	30		111,832,460		147,830,574
Non-controlling interests			—		—

TOTAL SHAREHOLDERS’ EQUITY			2,917,686,942		3,004,237,334

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY		~~W~~	18,945,327,885	~~W~~	19,664,384,696

See accompanying notes to consolidated financial statements.

HYUNDAI SECURITIES CO., LTD.

CONSOLIDATED STATEMENTS OF LOSS

FOR THE NINE MONTHS PERIOD ENDED DECEMBER 31, 2013, AND

FOR THE YEAR ENDED MARCH 31, 2013

		Korean won
	Notes	December 31, 2013		March 31, 2013
		(In thousands
		except for loss per share data)

OPERATING REVENUE
Fees and commissions income	31	~~W~~	243,369,811	~~W~~	335,403,646
Gain on valuation and disposal of financial instruments	32,45		282,636,599		410,581,296
Gain on valuation and transaction of derivative instruments	33,45		760,305,888		733,604,050
Interest income	34,45		492,082,041		603,749,113
Gain on valuation and disposal of loans	35,45		3,631,308		13,242,057
Gain on foreign currency transactions	36		29,634,817		23,517,909
Other operating income	37		28,863,197		29,268,061

			1,840,523,661		2,149,366,132

OPERATING EXPENSE
Fees and commissions expense	31		42,706,396		60,874,085
Loss on valuation and disposal of financial instruments	32,45		531,914,184		552,364,385
Loss on valuation and transaction of derivative instruments	33,45		618,840,075		658,499,311
Interest expense	34,45		212,695,644		299,844,338
Loss on valuation and disposal of loans	35,45		45,948,195		56,805,136
Loss on foreign currency transactions	36		51,604,727		27,564,952
Payroll	38,40		234,213,097		277,067,006
Other general and administration expenses	39,40		152,735,939		210,838,109
Other operating expenses	37		23,616,170		28,056,620

			1,914,274,427		2,171,913,942

OPERATING LOSS			(73,750,766)		(22,547,810)

NON-OPERATING INCOME	41		40,364,016		16,986,655

NON-OPERATING EXPENSE	42		29,234,905		47,761,313

NET LOSS BEFORE INCOME TAX EXPENSE (REVENUE)			(62,621,655)		(53,322,468)

INCOME TAX EXPENSE (REVENUE)	43		(19,733,214)		13,729,750

NET LOSS		~~W~~	(42,888,441)	~~W~~	(67,052,218)

Net loss attributable to controlling entity			(42,888,441)		(67,052,218)
Net loss attributable to the non-controlling interests			—		—

NET LOSS PER SHARE	44	~~W~~	(461)	~~W~~	(677)

See accompanying notes to consolidated financial statements.

HYUNDAI SECURITIES CO., LTD.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

FOR THE NINE MONTHS PERIOD ENDED DECEMBER 31, 2013, AND

FOR THE YEAR ENDED MARCH 31, 2013

		Korean won
	Notes	December 31, 2013		March 31, 2013
		(In thousands)

NET LOSS		~~W~~	(42,888,441)	~~W~~	(67,052,218)

OTHER COMPREHENSIVE (LOSS) INCOME:

Items that will not be reclassified subsequently to profit or loss
Remeasurement of the net defined benefit liability	23,30		(1,362,553)		(1,079,290)
Gain on valuation of tangible assets	14,30		—		67,725,188

Items that will be reclassified subsequently to profit or loss when specific conditions are met
Loss on valuation of AFS financial assets	7,30		(23,111,988)		(1,985,890)
Loss on foreign exchange difference	30		(11,665,209)		(6,534,258)
Share of associates’ other changes in net assets	30		141,636		239,862
Gain (loss) on valuation of derivative instruments for cash flow hedge	30		—		2,552,137

			(35,998,114)		60,917,749

COMPREHENSIVE LOSS		~~W~~	(78,886,555)	~~W~~	(6,134,469)

COMPREHENSIVE LOSS ATTRIBUTABLE TO
Owners of the Company		~~W~~	(78,886,555)	~~W~~	(6,134,469)
Non-controlling interests			—		—

See accompanying notes to consolidated financial statements.

HYUNDAI SECURITIES CO., LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

FOR THE NINE MONTHS PERIOD ENDED DECEMBER 31, 2013 AND FOR THE YEAR ENDED MARCH 31, 2013

	Korean won (In thousand)
	Capital stock		Other paid-in capital								Retained earnings
			Paid-in capital in excess of par value		Other capital surplus		Treasury stock		Other equity				Elements of other shareholders’ equity		Controlling interests		Non-controlling interests		Total
Balance as of April 1, 2012	~~W~~	1,183,062,650	~~W~~	1,063,271,037	~~W~~	1,201,903	~~W~~	(167,090,993)	~~W~~	(105,107,998)	~~W~~	955,863,212	~~W~~	111,030,558	~~W~~	3,042,230,369	~~W~~	—	~~W~~	3,042,230,369
Changes in accounting policies (Note 2)		—		—		—		—		—		24,117,733		(24,117,733)		—		—		—

Adjusted balances		1,183,062,650		1,063,271,037		1,201,903		(167,090,993)		(105,107,998)		979,980,945		86,912,825		3,042,230,369		—		3,042,230,369
Dividends		—		—		—		—		36,770,091		(67,426,754)		—		(30,656,663)		—		(30,656,663)
Additional acquisition or disposal of interest of subsidiaries		—		—		(1,201,903)		—		—		—		—		(1,201,903)		—		(1,201,903)
Total comprehensive income:
Net loss		—		—		—		—		—		(67,052,218)		—		(67,052,218)		—		(67,052,218)
Loss on valuation of AFS financial assets		—		—		—		—		—		—		(1,985,890)		(1,985,890)		—		(1,985,890)
Share of associates’ other changes in net assets		—		—		—		—		—		—		239,862		239,862		—		239,862
Gain on valuation of derivative instruments for cash flow hedge		—		—		—		—		—		—		2,552,137		2,552,137		—		2,552,137
Asset revaluation surplus		—		—		—		—		—		—		67,725,188		67,725,188		—		67,725,188
Remeasurement of retirement benefit obligation		—		—		—		—		—		—		(1,079,290)		(1,079,290)		—		(1,079,290)
Loss on foreign exchange difference		—		—		—		—		—		—		(6,534,258)		(6,534,258)		—		(6,534,258)

Balance as of March 31, 2013	~~W~~	1,183,062,650	~~W~~	1,063,271,037	~~W~~	—	~~W~~	(167,090,993)	~~W~~	(68,337,907)	~~W~~	845,501,973	~~W~~	147,830,574	~~W~~	3,004,237,334	~~W~~	—	~~W~~	3,004,237,334

Balance as of April 1, 2013	~~W~~	1,183,062,650	~~W~~	1,063,271,037	~~W~~	—	~~W~~	(167,090,993)	~~W~~	(68,337,907)	~~W~~	845,501,973	~~W~~	147,830,574	~~W~~	3,004,237,334	~~W~~	—	~~W~~	3,004,237,334
Dividends		—		—		—		—		36,769,770		(44,433,607)		—		(7,663,837)		—		(7,663,837)
Total comprehensive loss:
Net loss		—		—		—		—		—		(42,888,441)		—		(42,888,441)		—		(42,888,441)
Loss on valuation of AFS financial assets		—		—		—		—		—		—		(23,111,988)		(23,111,988)		—		(23,111,988)
Share of associates’ other changes in net assets		—		—		—		—		—		—		141,636		141,636		—		141,636
Remeasurement retirement benefit obligation		—		—		—		—		—		—		(1,362,553)		(1,362,553)		—		(1,362,553)
Loss on foreign exchange difference		—		—		—		—		—		—		(11,665,209)		(11,665,209)		—		(11,665,209)

Balance as of December 31, 2013	~~W~~	1,183,062,650	~~W~~	1,063,271,037	~~W~~	—	~~W~~	(167,090,993)	~~W~~	(31,568,137)	~~W~~	758,179,925	~~W~~	111,832,460	~~W~~	2,917,686,942	~~W~~	—	~~W~~	2,917,686,942

See accompanying notes to consolidated financial statements.

HYUNDAI SECURITIES CO., LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE NINE MONTHS PERIOD ENDED DECEMBER 31, 2013, AND

FOR THE YEAR ENDED MARCH 31, 2013

	Korean won
	December 31, 2013		March 31, 2013
	(In thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	~~W~~	(42,888,441)	~~W~~	(67,052,218)
Additions of expenses not involving cash outflows:
Loss on valuation of financial assets designed at FVTPL		12,270,628		13,286,384
Loss on valuation of financial liabilities designed at FVTPL		141,130,615		158,909,509
Loss on valuation of trading securities		55,040,025		8,341,992
Loss on disposal of AFS securities		4,926,783		1,257,772
Loss on valuation of securities sold		5,426,541		6,296,954
Loss on disposal of held-to-maturity securities		7		—
Impairment loss on securities		25,070,460		46,649,096
Loss on valuation of derivative instruments		4,508,243		1,034,129
Loss on valuation of over-the-counter (“OTC”) derivative instruments		244,922,532		294,331,624
Interest expenses		212,695,644		299,844,338
Bad debt expenses		35,740,849		50,553,015
Loss on foreign exchanges translation		21,067,874		8,493,662
Severance benefits-defined benefit		15,813,352		—
Depreciation		17,355,395		21,687,136
Amortization of intangible assets		6,956,043		14,272,844
Loss on disposal of tangible assets		225,962		98,565
Revaluation loss on tangible assets		—		1,204,468
Loss on equity method valuation		11,438		211,390
Impairment loss of intangible assets		2,371,512		28,243,853
Impairment loss of investment properties		—		14,376,826
Loss on disposal of investment properties		353,159		1,101,818
Income tax expense		—		13,729,750
Others		2,244,851		3,483,016
Deductions of revenues not involving cash inflows:
Gain on valuation of financial assets designed at FVTPL		(16,282,838)		(27,788,964)
Gain on valuation of financial liabilities designed at FVTPL		(100,038,125)		(65,391,750)
Gain on valuation of trading securities		(34,753,404)		(117,817,613)
Gain on disposal of AFS securities		(12,829,110)		(27,408,174)
Gain on disposal of held-to-maturity securities		—		(65,254)
Gain on valuation of securities sold		(1,760,091)		(7,030,336)
Gain on valuation of derivative instruments		(4,528,980)		(1,261,732)
Gain on valuation of OTC derivative instruments		(319,117,499)		(351,964,941)
Interest income		(492,082,041)		(603,749,113)
Gain on disposal of premises and equipment		(18,761,965)		(46,478)
Reversal of allowance for other credit loss		(17,625)		(47,917)
Gain on foreign exchanges translation		(514,219)		(4,857,846)
Severance and retirement benefits		—		(23,541,814)
Dividend income		(3,927,447)		(9,905,137)
Distribution income		(5,997,969)		(3,021,329)
Gain on disposal of investment in subsidiaries		(67,893)		(285,794)
Gain on disposal of investment in associates		—		(742,523)
Gain on disposal of investment assets		(12,044,189)		(174,466)
Income tax revenue		(19,733,214)		—
Others		(9,823,171)		(5,779,582)

(Continued)

HYUNDAI SECURITIES CO., LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

FOR THE NINE MONTHS PERIOD ENDED DECEMBER 31, 2013, AND

FOR THE YEAR ENDED MARCH 31, 2013

	Korean won
	December 31, 2013		March 31, 2013
	(In thousands)
Changes in operating assets and liabilities:
Decrease (increase) in deposits	~~W~~	243,188,262	~~W~~	(720,587,019)
Decrease (increase) in financial assets designed at FVTPL		1,106,730		(64,471,548)
Decrease (increase) in trading securities		778,119,417		(1,756,499,449)
Decrease (increase) in derivatives assets		(4,735,524)		226,143
Decrease (increase) in OTC derivatives assets		33,595,374		(205,288,230)
Decrease (increase) in other financial assets		16,532,798		(12,833,490)
Decrease (increase) in broker’s loan		(129,097,605)		72,383,861
Decrease (increase) in securities purchased under reverse repo		137,800,000		(99,700,000)
Decrease (increase) in loans to employees		5,693,055		(1,677,827)
Increase in loans		(242,083,078)		(407,104,461)
Decrease (increase) in purchased loans		64,087,583		(115,207,630)
Increase in advance payments on acceptances and guarantees		(905,314)		(138,291)
Decrease in dishonored receivables		17,996		20,884
Increase in privately placed bonds		(36,092,381)		(79,825,283)
Decrease in deferred loan originated cost (fee)		(3,037,508)		(9,921,126)
Increase in present value discount account - loan		5,753,353		6,605,488
Increase in other loans		(36,300,000)		—
Decrease in receivable		192,391,341		170,938,912
Decrease in accrued income		764,958		3,619,095
Decrease (increase) in advance payments		(124,762,781)		16,811,081
Decrease (increase) in prepaid expenses		23,792,907		(69,527,333)
Decrease in prepaid taxes		5,871		189,117
Decrease in guarantee deposits		5,232,801		6,095,354
Decrease (increase) in other assets		(2,267,237)		4,591,573
Increase in financial liabilities at FVTPL		177,408,286		1,283,516,546
Decrease in deposits received		(62,804,281)		(72,542,026)
Increase in guarantee deposits		5,314,053		396,034
Increase in other current liabilities		141,083,116		265,694,680
Increase (decrease) in securities sold under reverse repo		(1,132,112,136)		1,593,160,744
Increase in securities sold		274,232,119		1,695,508
Increase in derivatives liabilities		7,317,418		1,502,110
Increase in OTC derivatives liabilities		104,070		272,145,107
Decrease in severance and retirement benefits		(1,967,387)		(88,818,859)
Decrease in other payables		(367,680,419)		(124,987,921)
Increase (decrease) in accrued expenses		(8,435,002)		2,656,650
Decrease in financial guarantee liabilities		(335,075)		—
Increase (decrease) in advance receipts		341,041		(322,006)
Increase in unearned income		15,658,471		22,269,019
Increase (decrease) in withholding taxes		1,168,947		(433,867)
Increase in other liabilities		1,855,825		5,805,284
Decrease in foreign operation translation		(11,299,840)		(5,801,055)
Interest received		492,278,541		577,317,342
Interest paid		(210,039,560)		(289,388,694)
Dividend received		10,003,389		13,210,817
Income taxes received		8,402,125		—
Income taxes paid		—		(59,067,727)

Net cash used in operating activities		(17,741,589)		(193,817,333)

(Continued)

HYUNDAI SECURITIES CO., LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

FOR THE NINE MONTHS PERIOD ENDED DECEMBER 31, 2013, AND

FOR THE YEAR ENDED MARCH 31, 2013

	Korean won
	December 31, 2013		March 31, 2013
	(In thousands)
CASH FLOWS FROM INVESTING ACTIVITIES:
Withdrawal of long-term financial instruments	~~W~~	—	~~W~~	79,880,269
Disposal of AFS securities		418,528,068		94,768,418
Disposal of held-to-maturity securities		619,326		—
Disposal of investment in associates		1,426,250		6,006,207
Disposal of vehicles		—		14,699
Disposal of vessels		119,349,573		—
Disposal of office equipment		7,486		41,671
Disposal of other tangible assets		340,741		15,526
Disposal of investment assets - land		15,611,070		26,177,012
Disposal of investment assets - building		45,813,583		7,765,675
Disposal of intangible assets		1,365,922		2,216,010
Deposit in long-term financial instruments		(316,627,520)		—
Acquisition of AFS securities		(422,469,105)		(615,691,456)
Acquisition of held-to-maturity securities		(85,800)		(1,953,360)
Cash inflow from acquisition of subsidiaries		398,483		674,162
Cash inflow from disposal of subsidiaries		64,103		13,771,716
Acquisition of investment in associates		—		(1,222,500)
Acquisition of building		(226,440)		—
Acquisition of vessels		—		(44,484,000)
Acquisition of office equipment		(3,048,366)		(7,377,924)
Acquisition of other tangible assets		(3,336,017)		(3,485,382)
Acquisition of investment assets - land		—		(481,603)
Acquisition of investment assets - building		—		(1,347,739)
Acquisition of intangible assets		(11,731,597)		(11,201,664)
Cash outflow from disposal of subsidiaries		(21,462)		—

Net cash used in investing activities		(154,021,702)		(455,914,263)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from call money		519,800,000		33,800,000
Proceeds in borrowings from Korea Securities Finance Corporation (“KSFC”)		156,822,577		—
Proceeds from asset-backed short-term bonds		46,237,739		—
Proceeds from other borrowings		—		323,522,745
Proceeds from debentures		66,131,658		370,479,379
Increase in guarantee deposits received		2,019,000		900,000
Payment of borrowings from KSFC		—		(110,128,580)
Payment of other borrowings		(369,242,026)		—
Decrease in guarantee deposits received		(5,261,000)		(2,954,027)
Payments of dividends		(44,433,608)		(67,426,753)

Net cash provided by financing activities		372,074,340		548,192,764

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS		200,311,049		(101,538,832)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD (YEAR)		374,457,049		476,021,222
CHANGES IN CASH AND CASH EQUIVALENTS DUE TO FOREIGN CURRENCY TRANSLATION		(175,307)		(25,341)

CASH AND CASH EQUIVALENTS, END OF PERIOD (YEAR) (NOTE 47)	~~W~~	574,592,791	~~W~~	374,457,049

See accompanying notes to consolidated financial statements.

(Concluded)

HYUNDAI SECURITIES CO., LTD. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013, AND MARCH 31, 2013, AND

FOR NINE MONTHS PERIOD ENDED DECEMBER 31, 2013, AND

FOR THE YEAR ENDED MARCH 31, 2013

1.	GENERAL:

Hyundai Securities Co., Ltd. (the “Company”), has Hyundai Securities America Inc., and 62 subsidiaries; information regarding the Company and its subsidiaries (the “Group”) are as follows:

(1)	Summary of the Company

The Company was established in 1962, under the name of Kookil Securities Co., Ltd. On June 5, 1986, the Company changed its name to “Hyundai Securities Co., Ltd.”. In 1975, the Company’s shares were listed on the Korean Stock Exchange. As of December 31, 2013, all issued and outstanding shares are publicly traded and after several capital increases, capital stock of the Company is ~~W~~1,183,063 million. As of December 31, 2013, the Company has 115 branch offices in Korea and two overseas branch offices.

As of December 31, 2013, Hyundai Merchant Marine Co., Ltd., holds 25.90 % of common stock and 13.57% of preferred stock.

(2)	Subsidiaries and associates

Date of financial statements of all subsidiaries is December 31, 2013. The Group’s ownership of its subsidiaries is as follows:

		Percentage of ownership (%)
Investment company	Investee company	December 31, 2013	March 31, 2013	Location
The Company	Hyundai Securities America Inc.	100.00	100.00	USA
	Hyundai Securities ASIA Ltd.	100.00	100.00	Hong Kong
	Hyundai Securities Europe Ltd.	100.00	100.00	UK
	Hyundai Savings Bank	100.00	100.00	Korea
	Hyundai Asset Management Co., Ltd.	100.00	100.00	Korea
	Korea Pacific No. 08 Ship Investment Co., Ltd.	99.57	99.57	Korea
	Korea Pacific No. 09 Ship Investment Co., Ltd.	99.57	99.57	Korea
	Korea Pacific No. 10 Ship Investment Co., Ltd.	99.57	99.57	Korea
	Korea Pacific No. 11 Ship Investment Co., Ltd.	99.57	99.57	Korea
	Korea Pacific No. 12 Ship Investment Co., Ltd.	99.57	99.57	Korea
	Korea Pacific No. 13 Ship Investment Co., Ltd.	99.57	99.57	Korea
	Jue-un Power Middle 7	100.00	100.00	Korea
	G1 Shinhan Special Short Public Bonds	100.00	100.00	Korea
	New Short Public Bonds	100.00	100.00	Korea
	Hanareum Gold Middle 3	100.00	100.00	Korea
	Hyundai Commodity Index Bond Derivatives Trust 1	98.10	97.65	Korea
	Hyundai YouFirst Private Real Estate Trust 1	60.00	60.00	Korea
	Hyundai Smart Index Alpha Derivative Feeder Trust 1	75.13	74.64	Korea
	Hyundai TRUST Bond Feeder Trust 1	99.86	99.88	Korea
	Hyundai Korean Edge to China Equity Trust 1	96.96	96.04	Korea
	Hyundai Kidzania Equity Feeder Trust 1	60.62	55.98	Korea
	Hyundai Value Plus Equity Feeder Trust 1	90.93	90.18	Korea
	Hyundai Hyundai Group Plus Equity Feeder Trust 1	100.00	100.00	Korea
	Hyundai YouFirst Private Real Estate Trust 7	—	75.00	Korea

		Percentage of ownership (%)
Investment company	Investee company	December 31, 2013	March 31, 2013	Location
	Hyundai YouFirst Private Real Estate Trust 9	100.00	100.00	Korea
	Mirae Assets Four-seasons Fund 1	—	99.79	Korea
	Hyundai Expert Private Security Trust 1	61.85	59.23	Korea
	Hyundai Noble Choice CTA Private Security Trust 1	80.16	80.16	Korea
	Hyundai Noble Choice Longshort Private Security Trust 1	59.73	54.28	Korea
	Hyundai Strong-small Corporate Trust 1	97.95	98.34	Korea
	KTB System-Trading Private Security Investment	100.00	100.00	Korea
	Hana asset management randchip private equity real estate investment trusts	100.00	—	Korea
	HYUNDAI Dream Equity Feeder Trust 1 (*)	38.32	—	Korea
	Hyundai youfirst private equity real estate investment trusts 15(*)	35.00	—	Korea
	Gaia DBEX the Fifth Co., Ltd.(*)	—	—	Korea
	Eloi-ANG 2(*)	—	—	Korea
	Gun-jung JY(*)	—	—	Korea
	Ocean Able Ltd.(*)	—	—	Korea
	ELP the 2nd Securitization Specialty Co., LTD. (*)	—	—	Korea
	JS 1st Co.,Ltd. (*)	—	—	Korea
	M square dongchun 3rd Co., Ltd. (*)	—	—	Korea
	Brave Monkey 1st Co., LTD(*)	—	—	Korea
	HD-Habio 1st Co. Ltd (*)	—	—	Korea
	ABLEDCM 2 CO.,LTD (*)	—	—	Korea
	Double First 13 ABS Specialty LLC (*)	—	—	Korea
	Able Quant Asia Pacific Feeder Fund (T.E.) Limited	100.00	—	Cayman Islands
Able Quant Asia Pacific Feeder Fund(T.E.) Limited	Able Quant Asia Pacific Master Fund Limited	100.00	—	Cayman Islands
Hyundai Securities ASIA Ltd., Etc.	Global Investment Opportunity Limited	100.00	100.00	Malaysia
	AQG Capital Management PTE. Ltd.	100.00	100.00	Singapore
	Hyundai Able Investments PTE. Ltd.	100.00	100.00	Singapore
Hyundai Smart Index Alpha Derivative Feeder Trust 1	Hyundai Smart Index Alpha Derivative Master Trust	99.19	99.20	Korea
Hyundai TRUST Bond Feeder Trust 1	Hyundai TRUST Bond Master Trust	88.09	69.00	Korea
Hyundai Value Plus Equity Feeder Trust 1	Hyundai Value Plus Equity Master Trust	99.48	99.52	Korea
Hyundai Hyundai Group Plus Equity Feeder Trust 1	Hyundai Hyundai Group Plus Equity Master Trust	72.36	68.45	Korea
HYUNDAI Dream Equity Feeder Trust 1	HYUNDAI Dream Equity master Trust	96.54	—	Korea
Korea Pacific 08 Ship Investment Company	KP 08 International Limited	100.00	100.00	Panama
Korea Pacific 09 Ship Investment Company	KP 09 International Limited	100.00	100.00	Panama
Korea Pacific 10 Ship Investment Company	KP 10 International Limited	100.00	100.00	Panama
Korea Pacific 11 Ship Investment Company	KP 11 International Limited	100.00	100.00	Panama
Korea Pacific 12 Ship Investment Company	KP 12 International Limited	100.00	100.00	Panama
Korea Pacific 13 Ship Investment Company	KP 13 International Limited	100.00	100.00	Panama
Hyundai Ocean Star Ship Private 2	Northeast Asia 41 Ship Investment Company	99.99	99.99	Korea
Ocean Able Ltd.	Hyundai Ocean Star Ship Private 2	100.00	100.00	Korea
Northeast Asia 41 Ship Investment Company	Wisdom Shapley 41 Shipping S.A.	100.00	100.00	Panama
	Wisdom Roth 41 Shipping S.A	100.00	100.00	Panama

(*)	The Group controls the investees because it has power that determines the management performance over the trust and is exposed to variable returns to absorb losses through the guarantees of payment of principal or payment of principal and fixed rate of return.

The Group’s ownership of its investment in associates is as follows:

Investment company	Investee company	Percentage of ownership (%)
The Company	Wise Asset Management Co., Ltd.	33.00
	Hyundai-Tongyang Agrifood Private Equity Fund	25.47

(3)	Summary of subsidiaries

1)	Hyundai Securities America Inc.

Hyundai Securities America Inc. was established on March 26, 1996, in USA as a local corporation, with a purpose of investment advisory service and trading securities. Capital stock of the subsidiary is USD 32 million as of December 31, 2013.

2)	Hyundai Securities ASIA Ltd.

Hyundai Securities ASIA Ltd. was established on June 24, 1997, in Hong Kong as a local corporation, with a purpose of investment advisory service and trading securities. Capital stock of the subsidiary is HKD 78 million as of December 31, 2013.

3)	Hyundai Securities Europe Ltd.

Hyundai Securities Europe Ltd. was established on April 30, 1992, in UK as a local corporation, with a purpose of investment advisory service and trading securities. Capital stock of the subsidiary is USD 15,915,413 as of December 31, 2013.

4)	Hyundai Asset Management Co., Ltd.

Hyundai Asset Management Co., Ltd. was established on November 24, 2008, with a purpose to run collective investment business and ancillary services. Capital stock of the subsidiary is ~~W~~30,000 million as of December 31, 2013.

5)	Hyundai Savings Bank Co., Ltd.

Hyundai Mutual Saving Bank Co., Ltd., was established in May 15, 1972, with a purpose to run mutual saving business. Capital stock of the subsidiary is ~~W~~278,000 million as of December 31, 2013.

6)	Summary of other subsidiaries (Korean won in thousands):

Subsidiaries	Main business	Established date	Capital stock
Korea Pacific No. 08 Ship Investment Co., Ltd.	Other finance	2008.04.01	~~W~~	9,766,775
Korea Pacific No. 09 Ship Investment Co., Ltd.	Other finance	2008.04.01		10,136,905
Korea Pacific No. 10 Ship Investment Co., Ltd.	Other finance	2008.04.01		10,487,285
Korea Pacific No. 11 Ship Investment Co., Ltd.	Other finance	2008.04.01		10,842,800
Korea Pacific No. 12 Ship Investment Co., Ltd.	Other finance	2008.04.01		11,216,240
Korea Pacific No. 13 Ship Investment Co., Ltd.	Other finance	2008.04.01		11,552,475
Ju-eun Power Middle 7	Funds	1998.07.04		27,000,000
G1 Shinhan Special Short Public Bonds	Funds	1998.09.11		147,000
New Short Public Bonds	Funds	1998.03.06		—
Hanareum Gold Middle 3	Funds	1998.04.21		340,000
Hyundai Commodity Index Bond Derivatives Trust 1	Funds	2010.04.19		5,062,643
Hyundai YouFirst Private Real Estate Trust 1	Funds	2009.06.29		7,500,000
Hyundai Smart Index Alpha Derivative Feeder Trust 1	Funds	2009.07.08		6,089,306
Hyundai Trust Bond Feeder Trust 1	Funds	2009.07.08		12,825,799
Hyundai Korean Edge to China Equity Trust 1	Funds	2010.09.27		11,453,163
Hyundai Kidzania Equity Feeder Trust 1	Funds	2010.08.16		2,446,923
Hyundai Value Plus Equity Feeder Trust 1	Funds	2010.08.09		2,586,456

Subsidiaries	Main business	Established date	Capital stock
Hyundai Hyundai Group Plus Equity Feeder Trust 1	Funds	2009.09.14	1,000,000
Hyundai YouFirst Private Real Estate Trust 9	Funds	2012.04.27	12,500,000
Hyundai Expert Private Security Trust 1	Funds	2011.03.04	1,616,902
Hyundai Noble Choice CTA Private Security Trust 1	Funds	2011.04.13	2,495,050
Hyundai Noble Choice Longshort Private Security Trust 1	Funds	2011.06.15	1,674,073
Hyundai Strong-small Corporate Trust 1	Funds	2011.06.08	11,973,549
KTB System-Trading Private Security Investment	Funds	2013.03.26	5,000,000
Hana asset management randchip private equity real estate investment trusts	Funds	2013.12.31	10,000,000
HYUNDAI Dream Equity Feeder Trust 1	Funds	2009.07.08	24,173,981
Hyundai youfirst private equity real estate investment trusts	Funds	2013.09.27	154,696,794
Gaia DBEX the Fifth Co., Ltd. (*)	Asset-backed securitization	2012.07.06	—
EloiANG 2(*)	Asset-backed securitization	2013.03.26	—
Gun-jung JY(*)	Asset-backed securitization	2013.02.04	5,000
Ocean Able Ltd.(*)	Asset-backed securitization	2013.02.14	100
ELP the 2nd Securitization Specialty Co., LTD	Asset-backed securitization	2013.06.24	—
JS 1st Co., Ltd.	Asset-backed securitization	2013.07.25	4,000
M square dongchun 3rd Co., Ltd.	Asset-backed securitization	2013.09.06	1
Brave Monkey 1st Co., LTD (*1)	Asset-backed securitization	2013.11.01	1
HD-Habio 1st Co. Ltd (*1)	Asset-backed securitization	2013.10.18	—
ABLEDCM 2 CO.,LTD (*1)	Asset-backed securitization	2013.09.06	—
Double First 13 ABS Specialty LLC (*1)	Asset-backed securitization	2013.12.06	—
Able Quant Asia Pacific Feeder Fund(T.E.) Limited	Funds	2013.05.06	114,970,000
Able Quant Asia Pacific Master Fund Limited	Funds	2013.05.06	114,430,961
Global Investment Opportunity Limited	Finance and real estate investment	2011.01.04	20,280,200
AQG Capital Management PTE. Ltd.	Collective investment business	2013.02.21	3,415,163
Hyundai Able Investments PTE. Ltd.	Trading investment business	2013.03.05	8,794,967
Hyundai Smart Index Alpha Derivative Master Trust	Funds	2009.07.08	5,996,313
Hyundai Trust Bond Master Trust	Funds	2009.07.08	14,444,517
Hyundai Value Plus Equity Master Trust	Funds	2010.08.09	4,653,200
Hyundai Hyundai Group Plus Equity Master Trust	Funds	2009.09.14	1,268,199
HYUNDAI Dream Equity master Trust	Funds	2009.07.08	25,725,627
KP 08 International Limited	Transport equipment rental	2008.04.01	11
KP 09 International Limited	Transport equipment rental	2008.04.01	11
KP 10 International Limited	Transport equipment rental	2008.04.01	11
KP 11 International Limited	Transport equipment rental	2008.04.01	11
KP 12 International Limited	Transport equipment rental	2008.04.01	11
KP 13 International Limited	Transport equipment rental	2008.04.01	11
Hyundai Ocean Star Ship Private 2	Funds	2013.03.04	40,241,301
Northeast Asia 41 Ship Investment Company	Other finance	2012.11.28	40,242,170
Wisdom Shapley 41 Shipping S.A.	Transport equipment rental	2012.11.28	11
Wisdom Roth 41 Shipping S.A.	Transport equipment rental	2012.11.28	11

(4)	Details of investees which are excluded from the Group’s consolidation scope even though it holds more than half of ownership of the investees as of December 31, 2013 and March 31, 2013, are as follows:

Subsidiaries	Location	Main business	Percentage of ownership (%)
SHIBUYA SAKURAKAOKA TMK	Japan	Real estate rental	100.00
Godo kaisha able•one	Japan	Real estate rental	99.00
Richmond asan private equity real estate investment trusts	Korea	Fund	59.84

(5)	Condensed financial statements of subsidiaries

Summary of financial information of subsidiaries as of December 31, 2013 and March 31, 2013, is as follows:

	Korean won (In thousands)
	December 31, 2013
Name of subsidiaries	Assets		Liabilities		Operating revenue		Net income (loss)		Comprehensive income (loss)
Hyundai Securities America Inc.	~~W~~	23,052,072	~~W~~	146,817	~~W~~	583,658	~~W~~	(537,417)	~~W~~	(1,777,412)
Hyundai Securities ASIA Ltd.		22,013,740		320,386		3,692,002		(211,200)		(1,658,094)
Hyundai Securities Europe Ltd.		14,456,791		672,792		356,429		(1,703,159)		(2,466,453)
Hyundai Savings Bank		1,243,796,362		1,036,362,371		101,965,727		(1,080,203)		(1,559,710)
Hyundai Asset Management Co., Ltd.		28,465,221		666,241		8,561,396		1,899,760		1,855,129
Korea Pacific No. 08 Ship Investment Co., Ltd.		3,024		866,219		—		(9,185)		(9,185)
Korea Pacific No. 09 Ship Investment Co., Ltd.		871		939,641		—		(6,543)		(6,543)
Korea Pacific No. 10 Ship Investment Co., Ltd.		193		1,034,294		—		(4,043)		(4,043)
Korea Pacific No. 11 Ship Investment Co., Ltd.		93		1,133,208		—		(1,765)		(1,765)
Korea Pacific No. 12 Ship Investment Co., Ltd.		943		1,238,813		—		(8,816)		(8,816)
Korea Pacific No. 13 Ship Investment Co., Ltd.		1,318		1,247,114		—		(8,816)		(8,816)
Ju-eun Power Middle 7		31,889,881		1,574		555,818		506,069		506,069
G1 Shinhan Special Short Public Bonds		144,923		13		2,411		1,816		1,816
New Short Public Bonds H-10		3,391		—		53		53		53
Hanareum Gold Middle 3		464,278		27		285		122		122
Hyundai Commodity Index Bond Derivatives Trust 1		4,133,773		4,070		508,260		(275,377)		(275,377)
Hyundai YouFirst Private Real Estate Trust 1		3,257,380		82,934		—		(33)		(33)
Hyundai Smart Index Alpha Derivative Feeder Trust 1		5,339,200		6,047		60,549		(43,019)		(43,019)
Hyundai Trust Bond Feeder Trust 1		12,596,916		6,524		1,591		(20,057)		(20,057)
Hyundai Strong KoreaEquity Trust 1		13,565,595		1,962,630		2,257,655		216,142		216,142
Hyundai Kidzania Equity Feeder Trust 1		2,500,967		41,901		21,173		(22,942)		(22,942)
Hyundai Value Plus Equity Feeder Trust 1		2,516,516		3,011		3,377		(18,537)		(18,537)
Hyundai Hyundai Group Plus Equity Feeder Trust 1		899,238		81		346		(4,751)		(4,751)
Hyundai YouFirst Private Real Estate Trust 9		12,500,670		6,239		874,153		847,725		847,725
Hyundai Expert Private Security Trust 1		1,700,149		937		1,481,165		192,732		192,732
Hyundai Noble Choice CTA Private Security Trust 1		2,423,133		3,077		211,317		(49,923)		(49,923)
Hyundai Noble Choice Longshort Private Security Trust 1		1,762,060		530		279,099		67,331		67,331
Hyundai Strong-small Corporate Trust 1		13,124,007		1,277,194		2,354,053		198,213		198,213
KTB System-Trading Private Security Investment		5,162,734		5,320		2,719,511		206,973		206,973
Hana asset management randchip private equity real estate investment trusts		125,695,281		115,686,398		9,773		8,884		8,884
HYUNDAI Dream Equity Feeder Trust 1		21,416,271		152,129		—		—		—
Hyundai youfirst private equity real estate investment trusts		147,029,535		59,401		152,966		(7,726,660)		(7,726,620)
Gaia DBEX the Fifth Co., Ltd.		21,238,140		20,322,665		2,057,321		496,509		496,509
EloiANG		30,356,374		30,339,616		2,147,265		160,513		160,513
Gun-jung JY		20,145,229		20,087,500		616,730		73,209		73,209
Ocean Able Ltd.		40,374,236		41,191,902		553,343		(817,766)		(817,766)
Global Investment Opportunity Limited		19,711,185		—		476,658		125,087		(1,261,107)
ELP the 2nd Securitization Specialty Co., LTD		30,979,988		30,979,988		711,890		—		—
JS 1st Co.,Ltd.		30,246,556		30,196,239		945,342		46,317		46,317
M square dongchun 3rd Co., Ltd.		6,343,611		6,379,596		111,651		(35,986)		(35,986)
Brave Monkey 1st Co., LTD		21,243,733		21,288,457		229,042		(44,725)		(44,725)
HD-Habio 1st Co. Ltd		100,287		121,570		—		(21,283)		(21,283)

	Korean won (In thousands)
	December 31, 2013
Name of subsidiaries	Assets		Liabilities		Operating revenue			Net income (loss)		Comprehensive income (loss)
ABLEDCM 2 CO.,LTD		30,475,974		30,537,244		65,018		(61,270)		(61,270)
Double First 13 ABS Specialty LLC		—		—		—		—		—
Able Quant Asia Pacific Feeder Fund(T.E.) Limited		102,450,913		179,639		—		(3,392,466)		(12,698,726)
Able Quant Asia Pacific Master Fund Limited		103,287,620		836,707		547,831		(2,666,414)		(11,980,047)
AQG Capital Management PTE. Ltd.		2,323,188		26,094		729,736		(792,121)		(980,197)
Hyundai Able Investments PTE. Ltd.		7,469,623		32,839		423,046		(556,989)		(959,616)
Hyundai Smart Index Alpha Derivative Master Trust		6,064,740		356,010		1,614,352		43,389		43,389
Hyundai Trust Bond Master Trust		14,666,810		92		706,810		(65,512)		(65,512)
Hyundai Value Plus Equity Master Trust		5,220,369		458,350		1,212,378		(176,026)		(176,026)
Hyundai Hyundai Group Plus Equity Master Trust		1,330,568		25,410		142,255		95,826		95,826
HYUNDAI Dream Equity master Trust		23,776,530		1,787,697		—		—		—
KP 08 International Limited		4,636,277		13,580,254		1,197,727		625,642		1,162,328
KP 09 International Limited		4,428,758		12,969,247		1,742,101		6,567		526,043
KP 10 International Limited		4,358,596		13,890,348		1,735,185		396,024		979,848
KP 11 International Limited		4,561,555		15,227,288		1,940,133		(240,271)		390,673
KP 12 International Limited		4,067,466		14,879,954		1,408,091		672,894		1,329,184
KP 13 International Limited		4,375,651		14,996,620		1,464,829		260,283		907,598
Northeast Asia 41 Ship Investment Company		37,348,009		114,036		2,313,829		(337,672)		(337,672)
Hyundai Ocean Star Ship Private 2		40,241,784		6,255		—		(74,711)		(74,711)
Wisdom Shapley 41 Shipping S.A.		19,483,961		20,282,340		2,976,481		(172,325)		(131,470)
Wisdom Roth 41 Shipping S.A.		19,149,392		20,397,269		2,976,470		(188,015)		(123,159)

	Korean won (In thousands)
	March 31, 2013
Name of subsidiaries	Assets		Liabilities		Operating revenue			Net income (loss)		Comprehensive Income (loss)
Hyundai Securities America Inc.	~~W~~	24,788,061	~~W~~	105,395	~~W~~	1,419,821	~~W~~	(212,862)	~~W~~	(787,597)
Hyundai Securities ASIA Ltd.		23,534,605		505,429		2,170,951		(1,825,097)		14,628,987
Hyundai Securities Europe Ltd.		16,582,079		331,626		1,443,848		(720,225)		(1,034,897)
Hyundai Savings Bank		1,158,819,700		950,298,339		103,581,433		(55,783,348)		(55,783,348)
Hyundai Asset Management Co., Ltd.		26,601,083		657,232		8,656,122		54,399		54,849
Korea Pacific No. 08 Ship Investment Co., Ltd.		14,024		868,034		41,131		(8,051,875)		(7,718,099)
Korea Pacific No. 09 Ship Investment Co., Ltd.		9,229		941,456		7,786		(7,444,972)		(7,130,790)
Korea Pacific No. 10 Ship Investment Co., Ltd.		6,052		1,036,109		7,815		(6,803,271)		(6,312,956)
Korea Pacific No. 11 Ship Investment Co., Ltd.		1,609		1,132,958		7,788		(6,462,342)		(6,027,197)
Korea Pacific No. 12 Ship Investment Co., Ltd.		11,574		1,240,628		7,908		(6,283,267)		(5,784,839)
Korea Pacific No. 13 Ship Investment Co., Ltd.		11,949		1,248,929		7,868		(5,791,735)		(5,300,327)
Ju-eun Power Middle 7		38,405,240		913		837,142		774,600		774,600
G1 Shinhan Special Short Public Bonds		171,920		3		3,699		2,995		2,995
New Paradigm II Bond Investment Trust 3M-CH2		52,498		—		1,195		905		905
New Short Public Bonds H-10		3,338		—		82		82		82
Foreign Exchange Longs 12		252,732		8		5,534		4,408		4,408
Hanareum Gold Middle 3		641,681		85		1,121		705		705
Hyundai Commodity Index Bond Derivatives Trust 1		4,428,811		4,442		557,808		80,265		80,265
Hyundai YouFirst Private Real Estate Trust 1		3,257,380		82,901		—		(5,000,044)		(5,000,044)
Hyundai Smart Index Alpha Derivative Feeder Trust 1		5,342,017		6,504		52,238		(98,392)		(98,392)
Hyundai Trust Bond Feeder Trust 1		12,812,961		8,734		2,056		(159,580)		(159,580)

	Korean won (In thousands)
	March 31, 2013
Name of subsidiaries	Assets	Liabilities	Operating revenue	Net income (loss)	Comprehensive Income (loss)
Hyundai Korean Edge to China Equity Trust 1	11,560,276	171,234	3,501,781	740,072	740,072
Hyundai Kidzania Equity Feeder Trust 1	2,673,475	31,166	42,382	(36,088)	(36,088)
Hyundai Value Plus Equity Feeder Trust 1	2,547,064	3,090	6,562	(23,389)	(23,389)
Hyundai Hyundai Group Plus Equity Feeder Trust 1	903,889	76	521	(6,269)	(6,269)
Hyundai YouFirst Private Real Estate Trust 7	46,377,844	27,503,145	3,781,473	1,010,934	1,010,934
Hyundai YouFirst Private Real Estate Trust 9	12,500,426	6,047	1,160,256	1,127,679	1,127,679
Mirae Assets Four-seasons Fund 1	8,131,083	13,279	1,102,451	(655,000)	(655,000)
Hyundai Expert Private Security Trust 1	1,578,540	6,504	2,260,022	(73,295)	(73,295)
Hyundai Noble Choice CTA Private Security Trust 1	2,473,131	3,083	398,321	79,467	79,467
Hyundai Noble Choice Longshort Private Security Trust 1	1,859,657	582	356,942	199,757	199,757
Hyundai Strong-small Corporate Trust 1	12,759,930	761,918	619,328	502,782	502,782
KTB System-Trading Private Security Investment	4,973,263	22,822	226,367	(49,559)	(49,559)
Able HY Co., Ltd.	30,201,416	30,045,318	1,248,424	155,597	155,597
Gaia DBEX the Fifth Co., Ltd.	20,509,047	19,919,927	1,409,947	589,120	589,120
EloiANG	30,065,861	30,209,616	23,425	(143,756)	(143,756)
Gun-jung JY	20,071,037	20,086,517	98,283	(20,480)	(20,480)
Ocean Able Ltd.	44,002,886	44,714,203	682,500	(716,317)	(716,317)
Global Investment Opportunity Limited	33,697,294	—	1,521,794	953,654	714,427
AQG Capital Management PTE. Ltd.	434,040	—	—	(122,350)	(122,350)
Hyundai Able Investments PTE. Ltd.	222,139	—	1,781	(334,842)	(334,842)
Hyundai Smart Index Alpha Derivative Master Trust	5,735,227	1,005	786,406	(56,532)	(56,532)
Hyundai Trust Bond Master Trust	19,027,861	3,856	1,408,016	931,659	931,659
Hyundai Value Plus Equity Master Trust	5,703,397	487,884	989,290	(44,936)	(44,936)
Hyundai Hyundai Group Plus Equity Master Trust	1,289,886	6,854	(55,763)	(97,867)	(97,867)
KP 08 International Limited	18,542,291	29,432,309	761,889	(1,999,615)	(1,999,615)
KP 09 International Limited	19,542,295	30,223,512	858,701	(1,725,237)	(1,725,237)
KP 10 International Limited	19,465,414	31,150,873	830,249	(1,756,985)	(1,756,985)
KP 11 International Limited	20,037,941	31,948,662	732,843	(1,903,033)	(1,903,033)
KP 12 International Limited	20,044,272	33,122,769	612,209	(2,055,834)	(2,055,834)
KP 13 International Limited	21,156,765	34,001,339	817,531	(1,844,605)	(1,844,605)
Northeast Asia 41 Ship Investment Company	43,345,677	16,815	3,147,888	82,036	82,036
Hyundai Ocean Star Ship Private 2	43,961,560	6,597	—	(6,597)	(6,597)
Wisdom Shapley 41 Shipping S.A.	22,647,851	23,314,760	2,021,188	(668,779)	(88,425)
Wisdom Roth 41 Shipping S.A.	22,273,148	23,397,866	1,979,703	(1,127,864)	(130,156)

(6)	Changes in scope of consolidation

Changes in scope of consolidation for the nine months period ended December 31, 2013, are as follows:

Name of subsidiaries	Reason
Midas M1 Structured Qualified Privately Placed Fund #1	Newly establishment
Hana asset management randchip private equity real estate investment trusts	Newly establishment
Ocean Able Ltd.	Newly establishment
ELP the 2nd Securitization Specialty Co., LTD	Newly establishment
JS 1st Co., Ltd.	Newly establishment
M square dongchun 3rd Co., Ltd.	Newly establishment
Able Quant Asia Pacific Feeder Fund(T.E.) Limited	Newly establishment
Able Quant Asia Pacific Master Fund Limited	Newly establishment
HYUNDAI Dream Equity Feeder Trust 1	Acquisition of controlling power
HYUNDAI Dream Equity master Trust	Acquisition of controlling power

Name of subsidiaries	Reason
Hyundai youfirst private equity real estate investment trusts	Newly establishment
Brave Monkey 1st Co., LTD	Newly establishment
HD-Habio 1st Co. Ltd	Newly establishment
ABLEDCM 2 CO.,LTD	Newly establishment
Double First 13 ABS Specialty LLC	Newly establishment
New Paradigm II Bond Investment Trust 3M-CH2	Liquidation
Foreign Exchange Longs 12	Liquidation
Able HY Co., Ltd.	Liquidation
Ocean Able Ltd.	Liquidation
Hyundai YouFirst Private Real Estate Trust 7	Liquidation
Midas M1 Structured Qualified Privately Placed Fund #1	Liquidation
Mirae Assets Four-seasons Fund 1	Liquidation

Business combinations for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, are as follows (Korean won in thousands):

December 31, 2013

Name of subsidiaries	Main business	Acquisition date	Acquisition ownership (%)	Acquisition cost
HYUNDAI Dream Equity Feeder Trust 1 (*)	Funds	2013.12.31	38.32	~~W~~	7,805,775

March 31, 2013

Name of subsidiaries	Main business	Acquisition date	Acquisition ownership (%)	Acquisition cost
Hyundai Expert Private Security Trust 1 (*)	Funds	2012.09.28	60.01	~~W~~	955,580
Hyundai Noble Choice CTA Private Security Trust 1 (*)	Funds	2012.09.28	72.99		2,054,820
Hyundai Noble Choice Longshort Private Security Trust 1 (*)	Funds	2012.12.31	51.51		972,390
KP 08 International Limited	Transport equipment rental	2012.10.01	100.00		11
KP 09 International Limited	Transport equipment rental	2012.10.01	100.00		11
KP 10 International Limited	Transport equipment rental	2012.10.01	100.00		11
KP 11 International Limited	Transport equipment rental	2012.10.01	100.00		11
KP 12 International Limited	Transport equipment rental	2012.10.01	100.00		11
KP 13 International Limited	Transport equipment rental	2012.10.01	100.00		11
Hyundai Strong-small Corporate Trust 1	Funds	2013.02.26	98.34		11,310,300

(*)	The acquisition cost equals the fair value of the acquired assets, and no liability had been acquired.

(7)	Details of financial support of the Company or other subsidiaries in the Group for consolidated structured entities as of December 31, 2013, are as follows (Korean won in millions):

December 31, 2013

Provider	Structured entity	Financial support	Amount
The Company	Gaia DBEX the Fifth Co., Ltd.	Loan purchase agreement	~~W~~	20,000
	ELP the 2nd Securitization Specialty Co., LTD.	ABS guarantee		30,000
	Ocean Able Ltd.	ABCP guarantee		41,000
	JS 1st Co.,Ltd.	Debt argument agreement		30,000
	M square dongchun 3rd Co., Ltd.	Loan purchase agreement		19,700

Provider	Structured entity	Financial support	Amount
	EloiANG 2	Private placement bonds purchase agreement	30,000
	Gun-jung JY	ABS guarantee	20,000
	ABLEDCM 2 CO.,LTD	Private placement bonds purchase agreement	30,000
	Brave Monkey 1st Co., LTD	Debt argument agreement	20,000
	HD-Habio 1st Co. Ltd	Loan purchase agreement	50,000

March 31, 2013

Provider	Structured entity	Financial support	Amount
The Company	Gun-jung JY	ABS guarantee	~~W~~	20,000
	Ocean Able Ltd.	ABCP guarantee		44,100
	Gaia DBEX the Fifth Co., Ltd.	Loan purchase agreement		20,000
	EloiANG 2	Private placement bonds purchase agreement		30,000
	Able HY Co., Ltd.	ABCP guarantee		30,300

(8)	Interests in unconsolidated structured entities

1)	Nature, purpose, activities and financing structure of the unconsolidated structured entity

A structured entity is designed such that voting rights or similar rights are not the dominant factor in deciding who controls the entity, and the Group is accordingly involved in the structured entity through asset-backed securitization, project financing (“PF”), investment fund contracts and others as of December 31, 2013. Of the structured entities, the interests and nature of the risks of unconsolidated structured entities, for which the Group does not have control, are as follows:

•	Asset-backed securitization

The unconsolidated structured entity, whose objective is the securitization of assets, issues asset-backed securities based on the securitized assets and pays the redemption proceeds on such asset-backed securities with profits from the management, operation and sales of the securitized assets. The Group is liable for the risks associated with the issuance of asset-backed securities through the purchase of subordinated bonds, execution of asset-backed securities purchase agreements and granting of credit, and thus recognizes the related interest income and commission income. Although the entities that provide financial support in the form of credit default compensation commitments and conditional debt argument agreements exist, the Group may still be exposed to risk of losses resulting from asset-backed securities when failure of refunding occur.

•	PF

PF is the main financing method for large-scale risky project, where investors will make investment decisions based on the project’s economic feasibility, instead of the credit rating of the principal party driving the project or the physical collateral involved, and will receive the profits that occur upon project progression. For effective implementation of the PF, structured entities will be established as special-purpose entities (SPEs), funded through investment or lending institutions and participating entities. Structured entities for PF include investment companies for real estate PF, business infrastructure enforcement corporations, special-purpose companies for acquisition of ships and airlines. The Group has an influence on the structured entities’ investment, loans and granting of credit, and thus recognizes the related interest income, gains and losses on valuation of equity investments and dividend income. Although the entities that provide financial support in the form of funding guarantees, bonds and senior credit facilities exist, the Group may still be exposed to risk of losses resulting from failure of return on capital investment or discontinuation of the project, joint and several liabilities on guarantees, etc.

•	Investment funds

Non-consolidated structured entities, which are classified as investment funds, include investment trusts and private equity funds. An investment trust is formed by funding from various investors, engaging a manager at the trust to operate and distributing proceeds from investments to the investors according to the trust agreements. A private equity fund is normally established in order to acquire ownership interests in a target company with exit strategy of a return to be distributed to the investors, after implementing financial and operational restructuring. The Group recognizes gains and losses on valuation of investments in relation to the Group’s interest in investment funds. It is exposed to losses of principals when the value of investment fund decreases.

2)	Risk from involvement with unconsolidated structured entities

Total asset size of the unconsolidated structured entities, book value for the line items as recognized in the consolidated financial statements, maximum exposure to loss and loss incurred for the nine months period ended December 31, 2013, are as follows. The maximum exposure to loss includes investment amounts recognized in the consolidated financial statements and the amounts that are determined in the future by meeting certain conditions in the future based on the agreements of purchase, granting credit, etc.:

	Korean won (In thousands)
Classification	Asset-backed securitization		Project financing		Investment fund		Total
Total assets of unconsolidated structured entity	~~W~~	4,684,525,187	~~W~~	786,170,510	~~W~~	1,525,895,687	~~W~~	6,996,591,384
Recognized assets related to unconsolidated structured entities
Assets
Loans		44,118,697		22,234,068		9,659,310		76,012,075
Securities		151,335,696		1,966,000		155,270,652		308,572,348
Investments in associates		—		—		1,426,250		1,426,250
Others		22,442,888		19,469,890		9,600,000		51,512,778
Subtotal		217,897,281		43,669,958		175,956,212		437,523,451
Recognized liabilities related to unconsolidated structured entities		—		—
Maximum exposure		795,602,710		121,130,610		234,554,719		1,151,288,039
Loss on unconsolidated structured entities		(3,956,246)		—		(292,783)		(4,249,029)

2.	SIGNIFICANT BASIS OF PREPARATION AND ACCOUNTING POLICIES:

(1)	Basis of preparation

The Group has prepared the consolidated financial statements in accordance with the Korean International Financial Reporting Standards (“K-IFRS”) from the fiscal year beginning on April 1, 2011.

Major accounting policies used for the preparation of the consolidated financial statements are stated below. Unless stated otherwise, these accounting policies have been applied consistently to the consolidated financial statements for the current period and accompanying comparative period.

The accompanying consolidated financial statements have been prepared on the historical cost basis except for certain properties and financial instruments that are measured at revalued amounts or fair values, as explained in the accounting policies below. Historical cost is generally based on the fair value of the consideration given.

The Group maintains its official accounting records in Republic of Korean won and prepares consolidated financial statements in conformity with K-IFRS, in the Korean language (Hangul). Accordingly, these consolidated financial statements are intended for use by those who are informed about K-IFRS and Korean practices.

1) New and revised K-IFRSs affecting amounts reported and/or disclosures in the consolidated financial statements

The Group has applied a number of new and revised K-IFRSs that are mandatorily effective for an accounting period that begins on or after April 1, 2013.

Amendments to K-IFRS 1001 – Presentation of Financial Statements

The amendments to K-IFRS 1001 require items of other comprehensive income to be grouped into two categories in the other comprehensive income section: (a) items that will not be reclassified subsequently to profit or loss and (b) items that may be reclassified subsequently to profit or loss when specific conditions are met. Other than this presentation change, the application of the amendments to K-IFRS 1001 does not result in any impact on the Group’s financial position and financial performance. The amendments have been applied retrospectively for the comparative period, and hence the presentation of items of other comprehensive income has been modified to reflect the changes.

Amendments to K-IFRS 1019 – Employee Benefits

The amendments to K-IFRS 1019 require the recognition of changes in defined benefit obligations and in fair value of plan assets when they occur, and hence eliminate the ‘corridor approach’ permitted under the previous version of K-IFRS 1019 and accelerate the recognition of past service costs. All actuarial gains and losses are recognized immediately through other comprehensive income (the option to recognize actuarial gains and losses in profit or loss has also been removed). Furthermore, the interest cost and expected return on plan assets used in the previous version of K-IFRS 1019 are replaced with a ‘net interest’ amount under K-IFRS 1019 (as revised in 2011), which is calculated by applying the discount rate to the net defined benefit liability or asset. The amendments to K-IFRS 1019 also require the recognition of past service cost as an expense at the earlier date of (a) when the plan amendment or curtailment occurs and (b) when the Group recognizes related restructuring costs or termination benefits. The Group has applied these changes and restated the comparative amounts on a retrospective basis (see the tables below for details).

Consolidated statement of financial position

	As of March 31, 2013
Classification	Before		After
	(in millions of Korean won)
Controlling interests
Retained earnings	~~W~~	820,305	~~W~~	845,502
Elements of other shareholders’ equity		173,028		147,831

Consolidated statement of loss

	For the year ended March 31, 2013
Classification	Before		After
	(in millions of Korean won, except for loss per share data)
Operating revenue	~~W~~	2,149,366	~~W~~	2,149,366
Operating expenses		2,173,339		2,171,914
Operating loss		(23,973)		(22,548)
Net loss		(68,132)		(67,052)
Comprehensive loss		(6,134)		(6,134)

Net loss per share	~~W~~	(684)	~~W~~	(677)

Amendments to K-IFRS 1107 – Financial Instruments: Disclosures

The amendments to K-IFRS 1107 are mainly focusing on presentation of the offset between financial assets and financial liabilities and require entities to disclose information about rights of offset and related arrangements (such as collateral agreements) for financial instruments under an enforceable master netting agreement or similar arrangement, irrespective of whether they would meet the offsetting criteria under K-IFRS 1032. The amendments have been applied retrospectively for the comparative period, and hence the information about the offset between financial assets and financial liabilities has been modified to reflect the changes.

K-IFRS 1110 – Consolidated Financial Statements

K-IFRS 1110 replaces the parts of K-IFRS 1027, Consolidated and Separate Financial Statements, that deal with consolidated financial statements and K-IFRS 2012, Consolidation – Special-Purpose Entities, and establishes a single basis for consolidation for all entities, including structured entities (the term from K-IFRS 2012, ‘special-purpose entities,’ is no longer used). Under K-IFRS 1110, an investor controls an investee when the investor is exposed, or has rights, to variable returns from its involvement with the investee and has the ability to affect those returns through its power over the investee. The application of the amendments has had no material impact on the Group’s consolidated financial statements.

K-IFRS 1111 – Joint Arrangements

K-IFRS 1111 deals with how a joint arrangement of which two or more parties have joint control should be classified either as a joint operation or a joint venture. The classification of joint arrangements under K-IFRS 1111 is determined based on the rights and obligations of parties to the joint arrangements by considering the structure, the legal form of the arrangements, the contractual terms agreed by the parties to the arrangement, and, when relevant, other facts and circumstances. A joint operation is a joint arrangement whereby the parties that have joint control of the arrangement (i.e., joint operators) have rights to the assets, and obligations for the liabilities, relating to the arrangement. A joint venture is a joint arrangement whereby the parties that have joint control of the arrangement (i.e., joint venturers) have rights to the net assets of the arrangement. If the Group is a joint operator, the Group is to recognize assets, liabilities, revenues and expenses in relation to its interest in a joint operation and if the Group is a joint venture, the Group is to account for that investment using the equity method. The application of K-IFRS 1111 has not had any material impact on the Group’s consolidated financial statements.

K-IFRS 1112 – Disclosure of Interests in Other Entities

K-IFRS 1112 is a disclosure standard and is applicable to entities that have interests in subsidiaries, joint arrangements, associates or unconsolidated structured entities. This standard requires an entity to disclose the nature of, and risks associated with, its interests in other entities and the effects of those interests on its financial position, financial performance and cash flows. In general, the application of K-IFRS 1112 has resulted in more extensive disclosures in the Group’s consolidated financial statements.

K-IFRS 1113 – Fair Value Measurement

K-IFRS 1113 establishes a single source of guidance for fair value measurements and disclosure about fair value measurements. The standard defines fair value, establishes a framework for measuring fair value and requires disclosures about fair value measurements. K-IFRS 1113 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is measured by taking into account the characteristics of the asset or liability that market participants would take when pricing the asset or liability at the measurement date. A fair value measurement under K-IFRS 1113 requires an entity to determine the particular asset or liability that is subject of the measurement, the principal (or most advantageous) market for the asset or liability, and the valuation technique(s) appropriate for the measurement. In addition, K-IFRS 1113 requires extensive disclosures about fair value measurements.

There are some other amendments made to K-IFRSs as part of the Annual Improvements to K-IFRSs 2009 – 2011, such as the tax effect of distribution to holders of equity instruments (the amendments to K-IFRS 1032), which has not resulted in material effects on the Group’s consolidated financial statements.

2) New and revised K-IFRSs in issue, but not yet effective

The Group has not applied the following new and revised K-IFRSs that have been issued, but are not yet effective.

Amendment to K-IFRS 1032 – Financial Instruments: Presentation

The amendments to K-IFRS 1032 clarify existing application issue relating to the offset of financial assets and financial liabilities requirements. Specifically, the amendments clarify the meaning of ‘currently has a legally enforceable right of set-off’ and ‘simultaneous realization and settlement.’

The Group’s right to offset must not be conditional on the occurrence of future events but enforceable anytime during the contract periods, during the ordinary course of business with counterparty, a default of counterparty and master netting agreement or in some forms of non-recourse debt. The amendments to K-IFRS 1032 are effective for annual periods beginning on January 1, 2014.

Amendment to K-IFRS 1039 – Financial Instruments Recognition and Measurement

The amendments to K-IFRS 1039 allows the continuation of hedge accounting when a derivative is novated to a clearing counterparty or entity acting in a similar capacity and certain conditions are met. The amendment to K-IFRS 1039 is effective for annual periods beginning on or after January 1, 2014.

Amendments to K-IFRS 1110, K-IFRS 1112 and K-IFRS 1027 – Investment Entities

The amendments introduce an exception to the principle under K-IFRS 1110 that all subsidiaries shall be consolidated and require a reporting entity that meets the definition of an investment entity not to consolidate its subsidiaries but instead to measure its subsidiaries at fair value through profit or loss in its consolidated and separate financial statements. In addition, consequential amendments have been made to K-IFRS 1112 and K-IFRS 1027 to introduce new disclosure requirements for investment entities. The investment entities amendments are effective for annual periods beginning on or after January 1, 2014.

K-IFRS 2121 – Levies

K-IFRS 2121 defines a levy as a payment to a government for which an entity receives no specific goods or services. The interpretation requires that a liability is recognized when the obligating event occurs. The obligating event is the activity that triggers payment of the levy and is typically specified in the legislation that imposes the levy. The interpretation is effective for annual periods beginning on or after January 1, 2014.

The list above does not include some other amendments, such as the amendments to K-IFRS 1036, Impairment of Assets, relating to recoverable amount disclosures for non-financial assets that are effective from January 1, 2014, with earlier application permitted.

The Group is in the process of evaluating the impact on the consolidated financial statements upon the application of new and revised K-IFRSs that have been issued, but are not yet effective.

(2)	Basis of consolidation

The consolidated financial statements incorporate the consolidated financial statements of the Company and entities (including structured entities) controlled by the Company (and its subsidiaries). Control is achieved where the Company 1) has the power over the investee; 2) is exposed, or has rights, to variable returns from its involvement with the investee and 3) has the ability to use its power to affect its returns. The Company reassesses whether or not it controls an investee if facts and circumstances indicate that there are changes to one or more of the three elements of control listed above.

When the Company has less than a majority of the voting rights of an investee, it has power over the investee when the voting rights are sufficient to give it the practical ability to direct the relevant activities of the investee unilaterally. The Company considers all relevant facts and circumstances in assessing whether or not the Company’s voting rights in an investee are sufficient to give it power, including:

•	the size of the Company’s holding of voting rights relative to the size and dispersion of holdings of the other vote holders;

•	potential voting rights held by the Company, other vote holders or other parties;

•	rights arising from other contractual arrangements; and

•	any additional facts and circumstances that indicate that the Company has, or does not have, the current ability to direct the relevant activities at the time that decisions need to be made, including voting patterns at previous shareholders’ meetings.

Income and expenses of subsidiaries acquired or disposed of during the year are included in the consolidated statements of comprehensive income from the date the Company gains control until the date when the Company ceases to control the subsidiary. Profit or loss and each component of other comprehensive income are attributed to the owners of the Company and to the non-controlling interests. Total comprehensive income of subsidiaries is attributed to the owners of the Company and to the non-controlling interests even if this results in the non-controlling interests having a deficit balance.

When necessary, adjustments are made to the financial statements of subsidiaries to bring their accounting policies into line with the Group’s accounting policies.

All intragroup transactions and related assets and liabilities, income and expenses are eliminated in full on consolidation.

Changes in the Group’s ownership interests in subsidiaries that do not result in the Group losing control over the subsidiaries are accounted for as equity transactions. The carrying amounts of the Group’s interests and the non-controlling interests are adjusted to reflect the changes in their relative interests in the subsidiaries. Any difference between the amount by which the non-controlling interests are adjusted and the fair value of the consideration paid or received is recognized directly in equity and attributed to owners of the Company.

When the Group loses control of a subsidiary, a gain or loss on disposal is calculated as the difference between (i) the aggregate of the fair value of the consideration received and the fair value of any retained interest and (ii) the previous carrying amount of the assets (including goodwill), and liabilities of the subsidiary and any non-controlling interests. When assets of the subsidiary are carried at revalued amounts or fair values and the related cumulative gain or loss has been recognized in other comprehensive income and accumulated in equity, the amounts previously recognized in other comprehensive income and accumulated in equity are accounted for as if the Company had directly disposed of the relevant assets (i.e., reclassified to profit or loss or transferred directly to retained earnings). The fair value of any investment retained in the former subsidiary at the date when control is lost is recognized as the fair value on initial recognition for subsequent accounting under K-IFRS 1039 or, when applicable, the cost on initial recognition of an investment in an associate or a joint venture.

(3)	Business combination

Acquisitions of businesses are accounted for using the acquisition method. The consideration transferred in a business combination is measured at fair value, which is calculated as the sum of the acquisition-date fair values of the assets transferred by the Group, liabilities incurred by the Group to the former owners of the acquiree and the equity interests issued by the Group in exchange for control of the acquiree. Acquisition-related costs are generally recognized in profit or loss as incurred.

At the acquisition date, the identifiable assets acquired and the liabilities assumed are recognized at their fair value at the acquisition date, except that:

•	Deferred tax assets or liabilities and liabilities or assets related to employee benefit arrangements are recognized and measured in accordance with K-IFRS 1012, Income Taxes, and K-IFRS 1019, Employee Benefits, respectively

•	Liabilities or equity instruments related to share-based payment arrangements of the acquiree or share-based payment arrangements of the Group entered into to replace share-based payment arrangements of the acquiree are measured in accordance with K-IFRS 1102, Share-based Payment, at the acquisition date, and assets (or disposal groups) that are classified as held for sale in accordance with K-IFRS 1105, Non-current Assets Held for Sale and Discontinued Operations, are measured in accordance with that standard

Goodwill is measured as the excess of the sum of a) the consideration transferred, b) the amount of any non-controlling interests in the acquiree and c) the fair value of the acquirer’s previously held equity interest in the acquiree (if any), over the net of the acquisition-date amounts of the identifiable assets acquired and the liabilities assumed. If, after reassessment, the net of the acquisition-date amounts of the identifiable assets acquired and liabilities assumed exceeds the sum of a) the consideration transferred and b) the fair value of the acquirer’s previously held interest in the acquiree (if any); the excess is recognized immediately in profit or loss as a bargain purchase gain.

When the consideration transferred by the Group in a business combination includes assets or liabilities resulting from a contingent consideration arrangement, the contingent consideration is measured at its acquisition-date fair value and included as part of the consideration transferred in a business combination. Changes in the fair value of the contingent consideration that qualify as measurement period adjustments are adjusted retrospectively, with corresponding adjustments against goodwill. Measurement period adjustments are adjustments that arise from additional information obtained during the ‘measurement period’ (which cannot exceed one year from the acquisition date) about facts and circumstances that existed at the acquisition date.

The subsequent accounting for changes in the fair value of the contingent consideration that do not qualify as measurement period adjustments depends on how the contingent consideration is classified. Contingent consideration that is classified as equity is not remeasured at subsequent reporting dates and its subsequent settlement is accounted for within equity. Contingent consideration that is classified as an asset or a liability is remeasured at subsequent reporting dates in accordance with K-IFRS 1039 or K-IFRS 1037 Provisions, Contingent Liabilities and Contingent Assets, as appropriate, with the corresponding gain or loss being recognized in profit or loss.

When a business combination is achieved in stages, the Group’s previously held equity interest in the acquiree is remeasured to fair value at the acquisition date (i.e., the date when the Group obtains control) and the resulting gain or loss, if any, is recognized in profit or loss. Amounts arising from interests in the acquiree prior to the acquisition date that have previously been recognized in other comprehensive income are reclassified to profit or loss where such treatment would be appropriate if that interest were disposed of.

If the initial accounting for a business combination is incomplete by the end of the reporting period in which the combination occurs, the Group reports provisional amounts for the items for which the accounting is incomplete. Those provisional amounts are adjusted during the measurement period (see above), or additional assets or liabilities are recognized, to reflect new information obtained about facts and circumstances that existed at the acquisition date that, if known, would have affected the amounts recognized at that date.

(4)	Investments in associates and joint ventures

An associate is an entity over which the Group has significant influence. Significant influence is the power to participate in the financial and operating policy decisions of the investee, but is not control or joint control over those policies.

A joint venture is a joint arrangement, whereby the parties that have joint control of the arrangement have rights to the net assets of the joint arrangement. Joint control is the contractually agreed sharing of control of an arrangement, which exists only when decisions about the relevant activities require unanimous consent of the parties sharing control.

The results and assets and liabilities of associates or joint ventures are incorporated in these consolidated financial statements using the equity method of accounting, except when the investment is classified as held for sale, in which case it is accounted for in accordance with K-IFRS 1105. Under the equity method, an investment in an associate or a joint venture is initially recognized in the consolidated statements of financial position at cost and adjusted thereafter to recognize the Group’s share of the profit or loss and other comprehensive income of the associate or joint venture. When the Group’s share of losses of an associate or a joint venture exceeds the Group’s interest in that associate or joint venture (which includes any long-term interests that, in substance, form part of the Group’s net investment in the associate or joint venture), the Group discontinues recognizing its share of further losses. Additional losses are recognized only to the extent that the Group has incurred legal or constructive obligations or made payments on behalf of the associate or joint venture.

Any excess of the cost of acquisition over the Group’s share of the net fair value of the identifiable assets, liabilities and contingent liabilities of an associate or a joint venture recognized at the date of acquisition is recognized as goodwill, which is included within the carrying amount of the investment. Any excess of the Group’s share of the net fair value of the identifiable assets, liabilities and contingent liabilities over the cost of acquisition, after reassessment, is recognized immediately in profit or loss.

Upon disposal of an associate or a joint venture that results in the Group losing significant influence over that associate or joint venture, any retained investment is measured at fair value at that date and the fair value is regarded as its fair value on initial recognition as a financial asset in accordance with K-IFRS 1039. The difference between the previous carrying amount of the associate or joint venture attributable to the retained interest and its fair value is included in the determination of the gain or loss on disposal of the associate or joint venture. In addition, the Group accounts for all amounts previously recognized in other comprehensive income in relation to that associate or joint venture on the same basis we would be required if that associate or joint venture had directly disposed of the related assets or liabilities. Therefore, if a gain or loss previously recognized in other comprehensive income by that associate or joint venture would be reclassified to profit or loss on the disposal of the related assets or liabilities, the Group reclassifies the gain or loss from equity to profit or loss (as reclassification adjustment) when it loses significant influence over that associate or joint venture.

When the Group reduces its ownership interest in an associate or a joint venture, but the Group continues to use the equity method, the Group reclassifies to profit or loss the proportion of the gain or loss that had previously been recognized in other comprehensive income relating to that reduction in ownership interest if that gain or loss would be reclassified to profit or loss on the disposal of the related assets or liabilities. In addition, the Group applies K-IFRS 1105 to a portion of investment in an associate or a joint venture that meets the criteria to be classified as held for sale.

The requirements of K-IFRS 1039 are applied to determine whether it is necessary to recognize any impairment loss with respect to the Group’s investment in an associate or a joint venture. When necessary, the entire carrying amount of the investment (including goodwill) is tested for impairment in accordance with K-IFRS 1036 by comparing its recoverable amount (higher of value in use and fair value less costs to sell) with its carrying amount, any impairment loss recognized forms part of the carrying amount of the investment. Any reversal of that impairment loss is recognized in accordance with K-IFRS 1036 to the extent that the recoverable amount of the investment subsequently increases.

The Group continues to use the equity method when an investment in an associate becomes an investment in a joint venture or an investment in a joint venture becomes an investment in an associate. There is no remeasurement to fair value upon such changes in ownership interests.

When a group entity transacts with an associate or a joint venture of the Group, profits and losses resulting from the transactions with the associate or joint venture are recognized in the Group’s consolidated financial statements only to the extent of interests in the associate or joint venture that are not related to the Group.

(5)	Goodwill

Goodwill arising on an acquisition of a business is carried at cost as established at the date of acquisition of the business, less accumulated impairment losses, if any.

For the purpose of impairment testing, goodwill is allocated to each of the Group’s cash-generating units (“CGUs”) that are expected to benefit from the synergies of the combination.

A CGU to which goodwill has been allocated is tested for impairment annually, or more frequently when there is indication that the unit may be impaired. If the recoverable amount of the CGU is less than its carrying amount, the impairment loss is allocated first to reduce the carrying amount of any goodwill allocated to the unit and then to the other assets of the unit on a pro rata basis based on the carrying amount of each asset in the unit. Any impairment loss for goodwill is recognized directly in profit or loss in the consolidated statements of loss. An impairment loss recognized for goodwill is not reversed in subsequent periods.

On disposal of the relevant CGU, the attributable amount of goodwill is included in the determination of the profit or loss on disposal.

(6)	Non-current assets held for sale

Non-current assets and disposal groups are classified as held for sale if their carrying amount will be recovered principally through a sale transaction rather than through continuing use. This condition is regarded as met only when the sale is highly probable and the non-current asset (or disposal group) is available for immediate sale in its present condition. Management must be committed to the sale, which should be expected to qualify for recognition as a completed sale within one year from the date of classification.

When the Group is committed to a sale plan involving loss of control of a subsidiary, all of the assets and liabilities of that subsidiary are classified as held for sale when the criteria described above are met, regardless of whether the Group will retain a non-controlling interest in its former subsidiary after the sale.

Non-current assets (and disposal groups) classified as held for sale are measured at the lower of their previous carrying amount and fair value, less costs to sell.

(7)	Revenue recognition

The Group recognizes revenue when the amount of revenue can be reliably measured, when it is probable that future economic benefits will flow to the entity and when specific criteria have been met for each of the Group’s activities, as described below:

1)	Brokerage commissions and trading gains and losses

The Group recognizes brokerage commissions and trading gains and losses on the contract date.

2)	Rendering of services

Commission revenue from rendering of services, such as management fees on asset management, is recognized as the services are provided. With regards to commissions from significant acts performed, the recognition of revenue is postponed until the significant act is executed.

3)	Dividend and interest income

Dividend income from investments is recognized when the shareholders’ right to receive payment has been established (provided that it is probable that the economic benefits will flow to the Group and the amount of income can be measured reliably).

Interest income from a financial asset is recognized when it is probable that the economic benefits will flow to the Group and the amount of income can be measured reliably. Interest income is accrued on a time basis, by reference to the principal outstanding and at the effective interest rate applicable, which is the rate that exactly discounts estimated future cash receipts through the expected life of the financial asset to that asset’s net carrying amount on initial recognition.

(8)	Lease

Leases are classified as finance leases whenever the terms of the lease transfer substantially all the risks and rewards of ownership to the lessee. All other leases are classified as operating leases.

1)	The Group as lessor

Amounts due from lessees under finance leases are recognized as receivables at the amount of the Group’s net investment in the leases. Finance lease income is allocated to accounting periods so as to reflect a constant periodic rate of return on the Group’s net investment outstanding in respect of the leases.

Rental income from operating leases is recognized on a straight-line basis over the term of the relevant lease. Initial direct costs incurred in negotiating and arranging an operating lease are added to the carrying amount of the leased asset and recognized on a straight-line basis over the lease term.

2)	The Group as lessee

Assets held under finance leases are initially recognized as assets of the Group at their fair value at the inception of the lease or, if lower, at the present value of the minimum lease payments. The corresponding liability to the lessor is included in the consolidated statements of financial position as a finance lease obligation.

Lease payments are apportioned between finance expenses and reduction of the lease obligation so as to achieve a constant rate of interest on the remaining balance of the liability. Finance expenses are recognized immediately in profit or loss, unless they are directly attributable to qualifying assets, in which case they are capitalized in accordance with the Group’s general policy on borrowing costs. Contingent rentals are recognized as expenses in the periods in which they are incurred.

Operating lease payments are recognized as an expense on a straight-line basis over the lease term, except where another systematic basis is more representative of the time pattern in which economic benefits from the leased asset are consumed. Contingent rentals arising under operating leases are recognized as an expense in the period in which they are incurred.

In the event that lease incentives are received to enter into operating leases, such incentives are recognized as a liability. The aggregate benefit of incentives is recognized as a reduction of rental expense on a straight-line basis, except where another systematic basis is more representative of the time pattern in which economic benefits from the leased asset are consumed.

(9)	Foreign currencies

The individual financial statements of each group entity are presented in the currency of the primary economic environment in which the entity operates (its functional currency). For the purpose of the consolidated financial statements, the results and financial position of each group entity are expressed in Korean won, which is the functional currency of the entity and the presentation currency for the consolidated financial statements.

In preparing the financial statements of the individual entities, transactions in currencies other than the entity’s functional currency (foreign currencies) are recognized at the rates of exchange prevailing at the dates of the transactions. At the end of each reporting period, monetary items denominated in foreign currencies are retranslated at the rates prevailing at that date. Non-monetary items carried at fair value that are denominated in foreign currencies are retranslated at the rates prevailing at the date when the fair value was determined. Non-monetary items that are measured in terms of historical cost in a foreign currency are not retranslated.

Exchange differences are recognized in profit or loss in the period in which they arise except for:

•	exchange differences on foreign currency borrowings relating to assets under construction for future productive use, which are included in the cost of those assets when they are regarded as an adjustment to interest costs on those foreign currency borrowings;

•	exchange differences on transactions entered into in order to hedge certain foreign currency risks below for hedging accounting policies; and

•	exchange differences on monetary items receivable from or payable to a foreign operation for which settlement is neither planned nor likely to occur (therefore forming part of the net investment in the foreign operation), which are recognized initially in other comprehensive income and reclassified from equity to profit or loss on disposal or partial disposal of the net investment.

For the purpose of presenting consolidated financial statements, the assets and liabilities of the Group’s foreign operations are expressed in Korean won using exchange rates prevailing at the end of the reporting period. Income and expense items are translated at the average exchange rates for the period, unless exchange rates fluctuated significantly during that period, in which case the exchange rates at the dates of the transactions are used. Exchange differences arising, if any, are recognized in other comprehensive income and accumulated in equity (attributed to non-controlling interests as appropriate). On the disposal of a foreign operation (i.e., a disposal of the Group’s entire interest in a foreign operation, or a disposal involving loss of control over a subsidiary that includes a foreign operation, loss of joint control over a jointly controlled entity that includes a foreign operation or loss of significant influence over an associate that includes a foreign operation), all of the accumulated exchange differences in respect of that operation attributable to the Group are reclassified to profit or loss. Any exchange differences that have previously been attributed to non-controlling interests are derecognized, but they are not reclassified to profit or loss.

In the case of a partial disposal (i.e., no loss of control) of a subsidiary that includes a foreign operation, the proportionate share of accumulated exchange differences are reattributed to non-controlling interests in equity and are not recognized in profit or loss. For all other partial disposals (i.e., of associates or jointly controlled entities not involving a change of accounting basis), the proportionate share of the accumulated exchange differences is reclassified to profit or loss. Goodwill and fair value adjustments arising on the acquisition of a foreign operation are treated as assets and liabilities of the foreign operation and translated at the closing rate. Exchange differences arising are recognized in other comprehensive income.

(10)	Borrowing costs

Borrowing costs directly attributable to the acquisition, construction or production of qualifying assets, which are assets that necessarily take a substantial period of time to get ready for their intended use or sale, are added to the cost of those assets, until such time as the assets are substantially ready for their intended use or sale.

Investment income earned on the temporary investment of specific borrowings pending their expenditure on qualifying assets is deducted from the borrowing costs eligible for capitalization.

All other borrowing costs are recognized in profit or loss in the period in which they are incurred.

(11)	Retirement benefit costs and termination benefits

Contributions to defined contribution retirement benefit plans are recognized as an expense when employees have rendered service entitling them to the contributions.

For defined benefit retirement benefit plans, the cost of providing benefits is determined using the projected unit credit method, with actuarial valuations being carried out at the end of each reporting period. Remeasurement, comprising actuarial gains and losses, the effect of the changes to the asset ceiling (if applicable) and the return on plan assets (excluding interest), is reflected immediately in the consolidated statements of financial position with a charge or credit recognized in other comprehensive income in the period in which they occur. Remeasurement recognized in other comprehensive income is reflected immediately in elements of other shareholders’ equity and will not be reclassified to profit or loss. Past service cost is recognized in profit or loss in the period of a plan amendment. Net interest is calculated by applying the discount rate at the beginning of the period to the net defined benefit liability or asset. Defined benefit costs are composed of service cost (including current service cost, past service cost, as well as gains and losses on curtailments and settlements), net interest expense (income) and remeasurement.

The Group presents the service cost and net interest expense (income) components in profit or loss, and the remeasurement component in other comprehensive income. Curtailment gains and losses are accounted for as past service costs.

The retirement benefit obligation recognized in the consolidated statements of financial position represents the actual deficit or surplus in the Group’s defined benefit plans. Any surplus resulting from this calculation is limited to the present value of any economic benefits available in the form of refunds from the plans or reductions in future contributions to the plans.

A liability for a termination benefit is recognized at the earlier of when the entity can no longer withdraw the offer of the termination benefit and when the entity recognizes any related restructuring costs.

(12)	Taxation

Income tax expense represents the sum of the tax currently payable and deferred tax.

1)	Current tax

The tax currently payable is based on taxable profit for the year. Taxable profit differs from profit as reported in the consolidated statements of (loss) income because of items of income or expense that are taxable or deductible in other years and items that are never taxable or deductible. The Group’s liability for current tax is calculated using tax rates that have been enacted or substantively enacted by the end of the reporting period.

2)	Deferred tax

Deferred tax is recognized on temporary differences between the carrying amounts of assets and liabilities in the consolidated financial statements and the corresponding tax bases used in the computation of taxable profit. Deferred tax liabilities are generally recognized for all taxable temporary differences. Deferred tax assets are generally recognized for all deductible temporary differences to the extent that it is probable that taxable profits will be available against which those deductible temporary differences can be utilized. Such deferred tax assets and liabilities are not recognized if the temporary difference arises from goodwill or from the initial recognition (other than in a business combination) of other assets and liabilities in a transaction that affects neither the taxable profit nor the accounting profit.

Deferred tax liabilities are recognized for taxable temporary differences associated with investments in subsidiaries and associates, and interests in joint ventures, except where the Group is able to control the reversal of the temporary difference and it is probable that the temporary difference will not reverse in the foreseeable future. Deferred tax assets arising from deductible temporary differences associated with such investments and interests are only recognized to the extent that it is probable that there will be sufficient taxable profits against which to utilize the benefits of the temporary differences and they are expected to reverse in the foreseeable future.

The carrying amount of deferred tax assets is reviewed at the end of each reporting period and reduced to the extent that it is no longer probable that sufficient taxable profits will be available to allow all or a part of the asset to be recovered.

Deferred tax assets and liabilities are measured at the tax rates that are expected to apply in the period in which the liability is settled or the asset realized, based on tax rates (and tax laws) that have been enacted or substantively enacted by the end of the reporting period. The measurement of deferred tax liabilities and assets reflects the tax consequences that would follow from the manner in which the Group expects, at the end of the reporting period, to recover or settle the carrying amount of its assets and liabilities.

Deferred tax assets and liabilities are offset when there is a legally enforceable right to offset current tax assets against current tax liabilities and when the deferred taxes assets and liabilities relate to income taxes levied by the same taxation authority on either the taxable entity or different taxable entities where there is an intention either to settle the balances on a net basis or to realize the asset and settle the liability simultaneously.

For the purpose of measuring deferred tax liabilities and deferred tax assets for investment properties that are measured using the fair value model, the carrying amounts of such properties are presumed to be recovered entirely through sale, unless the presumption is rebutted. The presumption is rebutted when the investment property is depreciable and is held within a business model whose objective is to consume substantially all of the economic benefits embodied in the investment properties over time, rather than through sale.

3)	Current and deferred taxes for the year

Current and deferred taxes are recognized in profit or loss, except when they relate to items that are recognized in other comprehensive income or directly in equity, in which case, the current and deferred taxes are also recognized in other comprehensive income or directly in equity. Where current tax or deferred tax arises from the initial accounting for a business combination, the tax effect is included in the accounting for the business combination.

(13)	Property and equipment

Property and equipment, excluding land, are stated at cost, less subsequent accumulated depreciation and accumulated impairment losses. The cost of an item of property and equipment is directly attributable to their purchase or construction, which includes any costs directly attributable to bringing the asset to the location and condition necessary for it to be capable of operating in the manner intended by management. It also includes the initial estimate of the costs of dismantling and removing the item and restoring the site on which it is located.

Subsequent costs are recognized in carrying amount of an asset or as an asset if it is probable that future economic benefits associated with the assets will flow into the Group and the cost of an asset can be measured reliably. Routine maintenance and repairs are expensed as incurred.

The Group applies the revaluation model to land and makes revaluations with sufficient regularity to ensure that the carrying amount does not differ materially from that which would be determined using fair value at the end of the reporting period. An item of land is carried at a revalued amount, being its fair value at the date of the revaluation, less any subsequent accumulated impairment losses. If land’s carrying amount is increased as a result of a revaluation, the increase is recognized in other comprehensive income and accumulated in equity under the heading of revaluation surplus. However, the increase is recognized in profit or loss to the extent that it reverses a revaluation decrease of the same asset previously recognized in profit or loss. If land’s carrying amount is decreased as a result of a revaluation, the decrease is recognized in profit or loss. However, the decrease is recognized in other comprehensive income to the extent of any credit balance existing in the revaluation surplus in respect of that asset. The decrease recognized in other comprehensive income reduces the amount accumulated in equity under the heading of revaluation surplus.

The Group does not depreciate land. Depreciation expense is computed using the straight-line method based on the estimated useful lives of the assets as follows:

Classification	Useful life
Buildings	40 years
Vehicle	4–5 years
Furniture and fixtures	3–5 years
Other tangible assets	3–5 years
Vessels	8 years

If each part of an item of property and equipment has a cost that is significant in relation to the total cost of the item, it is depreciated separately.

The Group reviews the depreciation method, the estimated useful lives and residual values of property and equipment at the end of each annual reporting period. If expectations differ from previous estimates, the changes are accounted for as a change in an accounting estimate.

An item of property and equipment is derecognized upon disposal or when no future economic benefits are expected to arise from the continued use of the asset. Any gain or loss arising on derecognition of the property (calculated as the difference between the net disposal proceeds and the carrying amount of the asset) is included in profit or loss in the period in which the property is derecognized.

(14)	Investment property

Investment property, which is property held to earn rentals and/or for capital appreciation (including property under construction for such purposes), is measured initially at its cost, including transaction costs. Subsequent to initial recognition, investment property is measured at cost, less accumulated depreciation and accumulated impairment losses.

Subsequent costs are recognized in carrying amount of an asset or as an asset if it is probable that future economic benefits associated with the assets will flow to the Group and the cost of an asset can be measured reliably. Routine maintenance and repairs are expensed as incurred.

While land is not depreciated, investment properties other than land are depreciated over 40 years of their useful lives using the straight-line method.

The estimated useful lives, residual values and depreciation method are reviewed at the end of each reporting period, with the effect of any changes in estimate accounted for on a prospective basis.

An investment property is derecognized upon disposal or when the investment property is permanently withdrawn from use and no future economic benefits are expected from the disposal. Any gain or loss arising on derecognition of the property (calculated as the difference between the net disposal proceeds and the carrying amount of the asset) is included in profit or loss in the period in which the property is derecognized.

(15)	Intangible assets

1)	Intangible assets acquired separately

Intangible assets with finite useful lives that are acquired separately are carried at cost, less accumulated amortization and accumulated impairment losses. Amortization is recognized on a straight-line basis over their estimated useful lives. The estimated useful life and amortization method are reviewed at the end of each reporting period, with the effect of any changes in estimate being accounted for on a prospective basis. Intangible assets with indefinite useful lives that are acquired separately are carried at cost less accumulated impairment losses.

2)	Internally generated intangible assets – research and development expenditure

Expenditure on research activities is recognized as an expense in the period in which it is incurred.

An internally generated intangible asset arising from development (or from the development phase of an internal project) is recognized if, and only if, improvement of technical feasibility and development of new product or the ability to measure reliably the expenditure attributable to the intangible asset during its development is demonstrated.

The amount initially recognized for internally generated intangible assets is the sum of the expenditure incurred from the date when the intangible asset first meets the recognition criteria listed above. Where no internally generated intangible asset can be recognized, development expenditure is recognized in profit or loss in the period in which it is incurred.

Subsequent to initial recognition, internally generated intangible assets are reported at cost, less accumulated amortization and accumulated impairment losses, on the same basis as intangible assets that are acquired separately.

3)	Intangible assets acquired in a business combination

Intangible assets that are acquired in a business combination are recognized separately from goodwill and are initially recognized at their fair value at the acquisition date (which is regarded as their cost). Subsequent to initial recognition, intangible assets acquired in a business combination are reported at cost, less accumulated amortization and accumulated impairment losses, on the same basis as intangible assets that are acquired separately.

4)	Derecognition of intangible assets

An intangible asset is derecognized on disposal or when no future economic benefits are expected from its use or disposal. Gains or losses arising from derecognition of an intangible asset, measured as the difference between the net disposal proceeds and the carrying amount of the asset, are recognized in profit or loss when the asset is derecognized.

(16)	Impairment of tangible and intangible assets other than goodwill

At the end of each reporting period, the Group reviews the carrying amounts of its tangible and intangible assets to determine whether there is any indication that those assets have suffered an impairment loss. If any such indication exists, the recoverable amount of the asset is estimated in order to determine the extent of the impairment loss (if any). Where it is not possible to estimate the recoverable amount of an individual asset, the Group estimates the recoverable amount of the CGU to which the asset belongs. Where a reasonable and consistent basis of allocation can be identified, corporate assets are also allocated to individual CGUs, or otherwise they are allocated to the smallest company of CGUs for which a reasonable and consistent allocation basis can be identified.

Intangible assets with indefinite useful lives and intangible assets not yet available for use are tested for impairment at least annually, and whenever there is an indication that the asset may be impaired.

Recoverable amount is the higher of fair value, less costs to sell, or value in use. If the recoverable amount of an asset (or CGU) is estimated to be less than its carrying amount, the carrying amount of the asset (or CGU) is reduced to its recoverable amount. An impairment loss is immediately recognized in profit or loss.

Where an impairment loss subsequently reverses, the carrying amount of the asset (or CGU) is increased to its recoverable amount, but the increased carrying amount does not exceed the carrying amount that would have been determined had no impairment loss been recognized for the asset in prior years. A reversal of an impairment loss is recognized immediately in profit or loss.

(17)	Provisions

Provisions are recognized when the Group has a present obligation (legal or constructive) as a result of a past event, it is probable that the Group will be required to settle the obligation and a reliable estimate can be made of the amount of the obligation.

The amount recognized as a provision is the best estimate of the consideration required to settle the present obligation at the end of the reporting period, taking into account the risks and uncertainties surrounding the obligation. When a provision is measured using the cash flows estimated to settle the present obligation, its carrying amount is the present value of those cash flows (where the effect of the time value of money is material).

When some or all of the economic benefits required to settle a provision are expected to be recovered from a third party, a receivable is recognized as an asset if it is virtually certain that reimbursement will be received and the amount of the receivable can be measured reliably.

At the end of each reporting period, the remaining provision balance is reviewed and assessed to determine if the current best estimate is being recognized. If the existence of an obligation to transfer economic benefit is no longer probable, the related provision is reversed during the period.

(18)	Financial assets

Financial assets are recognized when the Group becomes a party to the contractual provisions of the instruments. Financial assets are initially measured at fair value. Transaction costs that are directly attributable to the acquisition of financial assets are added to the fair value of the financial assets, as appropriate, on initial recognition. Transaction costs directly attributable to the acquisition of financial assets at fair value through profit or loss (“FVTPL”) are recognized immediately in profit or loss.

All regular-way purchases or sales of financial assets are recognized and derecognized on a trade-date basis. Regular-way purchases or sales are purchases or sales of financial assets that require delivery of assets within the time frame established by regulation or convention in the marketplace.

Financial assets are classified into the following specified categories: ‘financial assets at FVTPL,’ ‘held-to-maturity investments,’ ‘available-for-sale (“AFS”) financial assets’ and ‘loans and receivables.’ The classification depends on the nature and purpose of the financial assets and is determined at the time of initial recognition.

1)	Effective interest method

The effective interest method is a method of calculating the amortized cost of a debt instrument and of allocating interest income over the relevant period. The effective interest rate is the rate that exactly discounts estimated future cash receipts (including all fees and points paid or received that form an integral part of the effective interest rate, transaction costs and other premiums or discounts) through the expected life of the debt instrument, or, where appropriate, a shorter period, to the net carrying amount on initial recognition. Income is recognized on an effective interest basis for debt instruments other than those financial assets classified as FVTPL.

2)	Financial assets at FVTPL

Financial assets are classified as at FVTPL when the financial asset is either held for trading or it is designated as at FVTPL. All derivatives, including the embedded derivatives, which are separated from the host contract, are classified as trading securities, unless they are designed and effective hedging instruments.

A financial asset is classified as held for trading if:

•	it has been acquired principally for the purpose of selling it in the near term; or

•	on initial recognition, it is part of a portfolio of identified financial instruments that the Group manages together and has a recent actual pattern of short-term profit taking; or

•	it is a derivative that is not designated and effective as a hedging instrument.

A financial asset other than a financial asset held for trading may be designated as at FVTPL upon initial recognition if:

•	such designation eliminates or significantly reduces a measurement or recognition inconsistency that would otherwise arise; or

•	the financial asset forms part of a group of financial assets or financial liabilities or both, which is managed and its performance is evaluated on a fair value basis, in accordance with the Group’s documented risk management or investment strategy, and information about the grouping is provided internally on that basis; or

•	it forms part of a contract containing one or more embedded derivatives, and K-IFRS 1039 permits the entire combined contract (asset or liability) to be designated as at FVTPL.

Financial assets at FVTPL are stated at fair value, with any gains or losses arising on remeasurement recognized in profit or loss. The net gain or loss recognized in profit or loss incorporates any dividend or interest earned on the financial asset and is included in the operating revenue or expenses in the consolidated statements of loss.

3)	Held-to-maturity investments

Non-derivatives financial assets with fixed or determinable payments and fixed maturity dates that the Group has the positive intent and ability to hold to maturity are classified as held-to-maturity investments. Held-to-maturity investments are measured at amortized cost using the effective interest method less any impairment, with revenue recognized on an effective yield basis.

4)	Financial assets AFS

Non-derivatives financial assets that are not classified as at held to maturity, held for trading, designated as at FVTPL or loans and receivables are classified as at financial assets AFS.

They are subsequently measured at fair value at the end of each reporting period. Changes in the carrying amount of AFS monetary financial assets relating to changes in foreign currency rates (see below), interest income calculated using the effective interest method and dividends on AFS equity investments are recognized in profit or loss. Other changes in the carrying amount of AFS financial assets are recognized in other comprehensive income and accumulated under the heading of investments revaluation reserve. When the investment is disposed of or is determined to be impaired, the cumulative gain or loss previously accumulated in the investments revaluation reserve is reclassified to profit or loss.

Dividends on AFS equity instruments are recognized in profit or loss when the Group’s right to receive the dividends is established.

The fair value of AFS monetary financial assets denominated in a foreign currency is determined in that foreign currency and translated at the spot rate prevailing at the end of the reporting period. The foreign exchange gains and losses that are recognized in profit or loss are determined based on the amortized cost of the monetary asset. Other foreign exchange gains and losses are recognized in other comprehensive income.

Unquoted equity instruments that do not have a quoted market price in an active market and derivatives that are linked to and must be settled by delivery of such an unquoted equity instrument whose fair value cannot be measured reliably are carried at cost, less accumulated impairment losses.

5)	Loans and receivables

Trade receivables, loans and other receivables that have fixed or determinable payments that are not quoted in an active market are classified as ‘loans and receivables.’ Loans and receivables are measured at amortized cost using the effective interest method, less any impairment. Interest income is recognized by applying the effective interest rate, except for short-term receivables when the recognition of interest would be immaterial.

6)	Impairment of financial assets

Financial assets, other than those at FVTPL, are assessed for indicators of impairment at the end of each reporting period. Financial assets are considered to be impaired when there is objective evidence that, as a result of one or more events that occurred after the initial recognition of the financial asset, the estimated future cash flows of the investment have been affected.

For listed and unlisted equity investments classified as AFS, a significant or prolonged decline in the fair value of the security below its cost is considered to be objective evidence of impairment.

For all other financial assets, including redeemable notes classified as AFS and finance lease receivables, objective evidence of impairment could include:

•	significant financial difficulty of the issuer or counterparty, or

•	default or delinquency in interest or principal payments, or

•	it becoming probable that the borrower will enter bankruptcy or financial reorganization, or

•	the disappearance of an active market for that financial asset because of financial difficulties.

For certain categories of financial asset, such as loans, assets that are assessed not to be impaired individually are, in addition, assessed for impairment on a collective basis. Objective evidence of impairment for a portfolio of loans could include the Group’s past experience of collecting payments, an increase in the number of delayed payments in the portfolio past the average credit period, as well as observable changes in national or local economic conditions that correlate with default on loans.

For financial assets carried at amortized cost, the amount of the impairment loss recognized is the difference between the asset’s carrying amount and the present value of estimated future cash flows, discounted at the financial asset’s original effective interest rate.

For financial assets that are carried at cost, the amount of the impairment loss recognized is the difference between the asset’s carrying amount and the present value of estimated future cash flows, discounted at the financial asset’s original effective interest rate. Such impairment loss will not be reversed in subsequent period.

The carrying amount of the financial asset is reduced by the impairment loss directly for all financial assets with the exception of loans and other receivables, where the carrying amount is reduced through the use of an allowance account. When a loan or other receivable is considered uncollectible, it is written off against the allowance account. Subsequent recoveries of amounts previously written off are credited against the allowance account. Changes in the carrying amount of the allowance account are recognized in profit or loss.

When an AFS financial asset is considered to be impaired, cumulative gains or losses previously recognized in other comprehensive income are reclassified to profit or loss in the period.

For financial assets measured at amortized cost, if, in a subsequent period, the amount of the impairment loss decreases and the decrease can be related objectively to an event occurring after the impairment was recognized; the previously recognized impairment loss is reversed through profit or loss to the extent that the carrying amount of the investment at the date the impairment is reversed does not exceed what the amortized cost would have been had the impairment not been recognized.

In respect of AFS equity securities, impairment losses previously recognized in profit or loss are not reversed through profit or loss. In respect of AFS debt securities, impairment losses are subsequently reversed through profit or loss if an increase in the fair value of the investment can be objectively related to an event occurring after the recognition of the impairment loss.

7)	Derecognition of financial assets

The Group derecognizes a financial asset only when the contractual rights to the cash flows from the asset expire, or when it transfers the financial asset and substantially all the risks and rewards of ownership of the asset to another entity. If the Group neither transfers nor retains substantially all the risks and rewards of ownership and continues to control the transferred asset, the Group recognizes its retained interest in the asset and an associated liability for amounts it may have to pay. If the Group retains substantially all the risks and rewards of ownership of a transferred financial asset, the Group continues to recognize the financial asset and also recognizes a collateralized borrowing for the proceeds received.

On derecognition of a financial asset in its entirety, the difference between the asset’s carrying amount and the sum of the consideration received and receivable and the cumulated gain or loss that had been recognized in other comprehensive income and accumulated in equity is recognized in profit or loss.

On derecognition of a financial asset other than in its entirety (e.g., when the Group retains an option to repurchase part of a transferred asset), the Group allocates the previous carrying amount of the financial asset between the part it continues to recognize under continuing involvement, and the part it no longer recognizes on the basis of the relative fair value of those parts on the date of the transfer. The difference between the carrying amount allocated to the part that is no longer recognized and the sum of the consideration received for the part that is no longer recognized and any cumulative gain or loss allocated to it that had been recognized in other comprehensive income is recognized in profit or loss. A cumulative gain or loss that had been recognized in other comprehensive income is allocated between the part that continues to be recognized and the part that is no longer recognized on the basis of the relative fair value of those parts.

(19)	Financial liabilities and equity instruments issued by the Group

1)	Classification as debt or equity

Debt and equity instruments are classified as either financial liabilities or as equity in accordance with the substance of the contractual arrangement and the definitions of financial liability and an equity instrument.

2)	Equity instruments

An equity instrument is any contract that evidences a residual interest in the assets of an entity after deducting all of its liabilities. Equity instruments issued by the Group are recognized at the proceeds received, net of direct issue costs.

Repurchase of the Group’s own equity instruments is recognized and deducted directly in equity. No gain or loss is recognized in profit or loss on the purchase, sale, issue or cancellation of the Group’s own equity instruments.

3)	Compound instruments

The component parts of compound instruments (convertible preferred stocks) issued by the Group are classified separately as financial liabilities and equity in accordance with the substance of the contractual arrangements and the definitions of a financial liability and equity instrument. Conversion option that will be settled by the exchange of a fixed amount of cash or another financial asset for a fixed number of the Group’s own equity instruments is an equity instrument.

At the date of issue, the fair value of the liability component is estimated using the prevailing market interest rate for a similar non-convertible instrument. This amount is recorded as a liability on an amortized cost basis using the effective interest method until extinguished upon conversion or at the instrument’s maturity date. In addition, the conversion option classified as equity will be transferred to additional paid-in capital. No gain or loss is recognized in profit or loss upon conversion or expiration of the conversion option.

Transaction costs that relate to the issue of the convertible preferred stocks are allocated to liability and equity components in proportion to the allocation of the gross proceeds. Transaction costs relating to equity component are recognized directly in equity. Transaction costs relating to the liability component are included in the carrying amount of the liability component and are amortized over the lives of the convertible notes using the effective interest method.

4)	Financial liabilities

Financial liabilities are recognized when the Group becomes a party to the contractual provisions of the instruments. Financial liabilities are initially measured at fair value. Transaction costs that are directly attributable to the issue of financial liabilities are deducted from the fair value of the financial liabilities, as appropriate, on initial recognition. Transaction costs directly attributable to acquisition of financial liabilities at FVTPL are recognized immediately in profit or loss.

Financial liabilities are classified as either financial liabilities at FVTPL or other financial liabilities.

5)	Financial liabilities at FVTPL

Financial liabilities are classified as at FVTPL when the financial liability is either held for trading or it is designated as FVTPL.

A financial liability is classified as held for trading if:

•	it has been acquired principally for the purpose of repurchasing it in the near term; or

•	on initial recognition, it is part of a portfolio of identified financial instruments that the Group manages together and has a recent actual pattern of short-term profit taking; or

•	it is a derivative that is not designated and effective as a hedging instrument.

A financial liability other than a financial liability held for trading may be designated as at FVTPL upon initial recognition if:

•	such designation eliminates or significantly reduces a measurement or recognition inconsistency that would otherwise arise: or

•	the financial liability forms part of a group of financial assets or financial liabilities or both, which is managed and its performance is evaluated on a fair value basis, in accordance with the Group’s documented risk management or investment strategy, and information about the grouping is provided internally on that basis; or

•	it forms part of a contract containing one or more embedded derivatives, and K-IFRS 1039 permits the entire combined contract (asset or liability) to be designated as at FVTPL.

Financial liabilities at FVTPL are stated at fair value, with any gains or losses arising on remeasurement recognized in profit or loss. The net gain or loss recognized in profit or loss incorporates any interest paid on the financial liability and is included in the ‘operating revenues and expenses’ line item in the consolidated statement of loss. The interest expenses related the financial liabilities are included in its profit or loss.

6)	Other financial liabilities

Other financial liabilities, including borrowings, are initially measured at fair value, net of transaction costs.

Other financial liabilities are subsequently measured at amortized cost using the effective interest method, with interest expense recognized on an effective yield basis.

The effective interest method is a method of calculating the amortized cost of a financial liability and of allocating interest expense over the relevant period. The effective interest rate is the rate that exactly discounts estimated future cash payments through the expected life of the financial liability, or (where appropriate) a shorter period, to the net carrying amount on initial recognition.

7)	Financial guarantee contracts

A financial guarantee contract is a contract that requires the issuer to make specified payments to reimburse the holder for a loss it incurs because a specified debtor fails to make payments when due in accordance with the terms of a debt instruments.

Financial guarantee contract liabilities are initially measured at their fair values and, if not designated as at FVTPL, are subsequently measured at the higher of:

•	the amount of the obligation under the contract, as determined in accordance with K-IFRS 1037 and

•	the amount initially recognized, less cumulative amortization recognized in accordance with the K-IFRS 1018, Revenue.

8)	Derecognition of financial liabilities

The Group derecognizes financial liabilities when, and only when, the Group’s obligations are discharged, canceled or they expire. The difference between the carrying amount of the financial liability derecognized and the consideration paid and payable is recognized in profit or loss.

(20)	Derivative financial instruments

The Group enters into a variety of derivative financial instruments to manage its exposure to interest rate and foreign exchange rate risk, including foreign exchange forward contracts, interest rate swaps and cross-currency swaps.

Derivatives are initially recognized at fair value at the date the derivative contract is entered into and are subsequently remeasured to their fair value at the end of each reporting period. The resulting gain or loss is recognized in profit or loss immediately, unless the derivative is designated and effective as a hedging instrument, in such case the timing of the recognition in profit or loss depends on the nature of the hedge relationship.

A derivative with a positive fair value is recognized as a financial asset; a derivative with a negative fair value is recognized as a financial liability.

1)	Embedded derivatives

Derivatives embedded in non-derivative host contracts are treated as separate derivatives when they meet the definition of a derivative, their risks and characteristics are closely related to those of the host contracts and the contracts are not measured at FVTPL.

2)	Hedge accounting

The Group designates certain hedging instruments, which include derivatives, embedded derivatives and non-derivatives in respect of foreign currency risk, as either fair value hedges, cash flow hedges or hedges of net investments in foreign operations. Hedges of foreign exchange risk on firm commitments are accounted for as cash flow hedges.

At the inception of the hedge relationship, the entity documents the relationship between the hedging instrument and the hedged item, along with its risk management objectives and its strategy for undertaking various hedge transactions. Furthermore, at the inception of the hedge and on an ongoing basis, the Group documents whether the hedging instrument is highly effective in offsetting changes in fair values or cash flows of the hedged item.

3)	Fair value hedges

Changes in the fair value of derivatives that are designated and qualify as fair value hedges are recognized in profit or loss immediately, together with any changes in the fair value of the hedged asset or liability that are attributable to the hedged risk. The change in the fair value of the hedging instrument and the change in the hedged item attributable to the hedged risk are recognized in the line of the statement of comprehensive income relating to the hedged item.

Hedge accounting is discontinued when the Group revokes the hedging relationship, when the hedging instrument expires or is sold, terminated or exercised, or when it no longer qualifies for hedge accounting. The fair value adjustment to the carrying amount of the hedged item arising from the hedged risk is amortized to profit or loss from that date.

4)	Cash flow hedges

The effective portion of changes in the fair value of derivatives that are designated and qualify as cash flow hedges is recognized in other comprehensive income. The gain or loss relating to the ineffective portion is recognized immediately in profit or loss.

Amounts previously recognized in other comprehensive income and accumulated in equity are reclassified to profit or loss in the periods when the hedged item is recognized in profit or loss, in the same line of the statement of comprehensive income as the recognized hedged item. However, when the forecast transaction that is hedged results in the recognition of a non-financial asset or a non-financial liability, the gains and losses previously accumulated in equity are transferred from equity and included in the initial measurement of the cost of the non-financial asset or non-financial liability.

Hedge accounting is discontinued when the Group revokes the hedging relationship, when the hedging instrument expires or is sold, terminated or exercised, or it no longer qualifies for hedge accounting. Any gain or loss accumulated in equity at that time remains in equity and is recognized when the forecast transaction is ultimately recognized in profit or loss. When a forecast transaction is no longer expected to occur, the gain or loss accumulated in equity is recognized immediately in profit or loss.

(21)	Fair value

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, regardless of whether that price is directly observable or estimated using another valuation technique. In estimating the fair value of an asset or a liability, the Group takes into account the characteristics of the asset or liability if market participants would take those characteristics into account when pricing the asset or liability at the measurement date. Fair value for measurement and/or disclosure purposes in these consolidated financial statements is determined on such a basis, except for share-based payment transactions that are within the scope of K-IFRS 1102, leasing transactions that are within the scope of K-IFRS 1017, Leases, and measurements that have some similarities to fair value but are not fair value, such as net realizable value in K-IFRS 1002, Inventories, or value in use in K-IFRS 1036.

In addition, for financial reporting purposes, fair value measurements are categorized into Levels 1, 2 or 3 based on the degree to which the inputs to the fair value measurements are observable and the significance of the inputs to the fair value measurement in its entirety, which are described as follows:

•	Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the entity can access at the measurement date;

•	Level 2 inputs are inputs, other than quoted prices included within Level 1, that are observable for the asset or liability, either directly or indirectly; and

•	Level 3 inputs are unobservable inputs for the asset or liability.

(22)	Reserve for outstanding claims

The Group shall hold reserve assets, which is accounted for reserve deposits and reserve securities, as much as a certain percentage of customers’ installment savings and deposits according to the Mutual Savings Bank Act Article 15.

3.	CRITICAL ACCOUNTING JUDGMENTS AND KEY SOURCES OF ESTIMATION UNCERTAINTY:

In the application of the Group accounting policies, which are described in Note 2, management is required to make judgments, estimates and assumptions about the carrying amounts of assets and liabilities that are not readily apparent from other sources. The estimates and associated assumptions are based on historical experience and other factors that are considered to be relevant. Actual results may differ from these estimates.

The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimate is revised if the revision affects only that period or in the period of the revision and future periods if the revision affects both current and future periods.

The following are the key assumptions concerning the future, and other key sources of estimation uncertainty at the end of the reporting period, that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year.

(1)	Defined benefit pension plan

For defined benefit pension plan, the service cost is determined using actuarial valuations. In order to apply actuarial valuations, it is necessary to assume a discount rate, an expected rate of return on plan assets, wage increase rate, etc. The retirement benefit plan contains significant uncertainties on the estimation due to its long-term nature. Defined benefit obligations as of December 31, 2013, and March 31, 2013, are ~~W~~24,626 million and ~~W~~9,418 million, respectively, as detailed in Note 23.

(2)	Fair value of financial instruments

As described in Note 45, the Group uses valuation techniques that include inputs that are not based on observable market data to estimate the fair value of certain types of financial instruments. Note 45 provides detailed information about the key assumptions used in the determination of the fair value of financial instruments, as well as the detailed sensitivity analysis for these assumptions. The directors believe that the chosen valuation techniques and assumptions used are appropriate in determining the fair value of financial instruments.

(3)	Allowance for bad loan and receivables

To determine the allowance for bad loan and receivables, the Group considers the age of the related assets, historical experience, economical and industrial factors and others. The accuracy of allowance is determined by assumptions and variables used to estimate allowances for bad debts.

(4)	Measurement of tangible and intangible assets

When the Group acquires tangible and intangible assets through a business combination and measures fair value of land after initial recognition, the Group assessed the related assets’ fair value along with the useful lives as of the acquisition date or reporting period end, such assessments involves significant management estimate and judgment. The directors believe that the chosen valuation techniques and assumptions used are appropriate in determining the fair value of assets.

(5)	Impairment of non-financial assets

The Group determines impairment of non-financial assets at the end of reporting period or when an impairment indicator exists. To produce value in use of CGU, the Group estimates expected future cash flows from CGU and discounts using a reasonable discount rate.

(6)	Deferred tax

Recognition and measurement of deferred tax assets and liabilities involves management’s judgment. Recognizing deferred tax assets and scope of recognition involves significant management assumptions about future.

4.	OPERATING SEGMENTS:

(1)	Category of segment reporting

Operating segments of the Group are identified on the basis of internal reports about components of the entity that is regularly reviewed by the chief operating decision maker in order to allocate resources to the segment and to assess its performance.

Disclosures of sales information were prepared in accordance with K-IFRS 1108, Operating segments. Reporting segments of the Group by type of services categories are as follows:

Reporting segment	Main business activities
Brokerage and assets control	Sales asset management services, including brokerage consignment, and provides service to individuals, corporations and institutional investors
Business finance	Issuing bonds, structured finance, initial public offering, mergers and acquisitions and advisory service on financing and investment of corporation
Assets management	Security and derivatives operation, capital investment
Savings bank	Mutual bank business
Others	Other services and support services, etc.

(2)	Revenue and income of segment reporting

The operating results of the reporting segments for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, are as follows:

December 31, 2013

	Korean won (In thousands)
	Operating revenue		Operating expenses		Operating income (loss)		Non-operating income (expense)		Income tax expense (revenue)		Net income (loss)
Brokerage and assets control	~~W~~	342,627,681	~~W~~	417,962,087	~~W~~	(75,334,406)	~~W~~	(668,713)	~~W~~	274,726	~~W~~	(76,277,845)
Business finance		72,997,664		72,165,333		832,331		27,474,887		5,908		28,301,310
Assets management		1,290,229,878		1,315,772,674		(25,542,796)		(7,724,581)		—		(33,267,377)
Savings bank		101,988,290		101,562,745		425,545		499,916		—		925,461
Others		32,680,148		6,811,588		25,868,560		(8,452,398)		(20,013,848)		37,430,010

	~~W~~	1,840,523,661	~~W~~	1,914,274,427	~~W~~	(73,750,766)	~~W~~	11,129,111	~~W~~	(19,733,214)	~~W~~	(42,888,441)

March 31, 2013

	Korean won (In thousands)
	Operating revenue		Operating expenses		Operating income (loss)		Non-operating income (expense)		Income tax expense (revenue)		Net income (loss)
Brokerage and assets control	~~W~~	424,188,429	~~W~~	531,904,100	~~W~~	(107,715,671)	~~W~~	(1,348,279)	~~W~~	(189,104)	~~W~~	(108,874,846)
Business finance		76,977,304		49,268,513		27,708,791		(22,275,812)		—		5,432,979
Assets management		1,512,602,099		1,492,797,931		19,804,168		9,742,825		—		29,546,993
Savings bank		103,581,433		138,212,107		(34,630,674)		(16,882,665)				(51,513,339)
Others		32,016,867		(40,268,709)		72,285,576		(10,727)		13,918,854		58,355,995

	~~W~~	2,149,366,132	~~W~~	2,171,913,942	~~W~~	(22,547,810)	~~W~~	(30,774,658)	~~W~~	13,729,750	~~W~~	(67,052,218)

Segment revenue reported above represents revenue generated from external customer, and segment expense includes costs identified, costs that can be separately allocated to the segment and internal interest.

The accounting policies of the reportable segments are the same as the Group’s accounting policies described in Note 2. Segment profit represents the profit earned by each segment, reported to the chief executive officer to determine the allocation of resources and to measure the respective segments’ performance.

(3)	Assets and liabilities of segments

The assets and liabilities of the reporting segments as of December 31, 2013 and March 31, 2013, are as follows:

December 31, 2013

	Korean won (In thousands)
	Assets		Liabilities
Brokerage and assets control	~~W~~	1,719,338,361	~~W~~	1,214,761,192
Business finance		937,113,260		277,907,536
Assets management		12,086,676,459		10,717,322,526
Savings bank		1,247,877,284		1,036,362,371
Others		2,954,322,521		2,781,287,318

	~~W~~	18,945,327,885	~~W~~	16,027,640,943

March 31, 2013

	Korean won (In thousands)
	Assets		Liabilities
Brokerage and assets control	~~W~~	2,162,474,347	~~W~~	1,846,621,296
Business finance		466,006,100		313,720,240
Assets management		13,221,654,577		11,180,172,808
Savings bank		1,161,370,276		911,841,234
Others		2,652,879,396		2,407,791,784

	~~W~~	19,664,384,696	~~W~~	16,660,147,362

(4)	Information by geographical areas

1)	Operation results by geographical areas for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, are as follows:

December 31, 2013

	Korean won (In thousands)
	Domestic		Overseas
Operating revenue	~~W~~	1,820,539,560	~~W~~	19,984,101
Operating expense		1,875,848,652		38,425,775
Operating loss		(55,309,092)		(18,441,674)
Non-operating income		4,651,551		6,477,560
Income tax expense (revenue)		(20,007,940)		274,726

Net loss	~~W~~	(30,649,601)	~~W~~	(12,238,840)

March 31, 2013

	Korean won (In thousands)
	Domestic		Overseas
Operating revenue	~~W~~	2,137,854,845	~~W~~	11,511,287
Operating expense		2,143,539,792		28,374,150
Operating loss		(5,684,947)		(16,862,863)
Non-operating income (expense)		(30,964,910)		190,252
Income tax expense (revenue)		13,918,854		(189,104)

Net loss	~~W~~	(50,568,711)	~~W~~	(16,483,507)

2)	Assets and liabilities on geographical areas as of December 31, 2013, and March 31, 2013, are as follows:

December 31, 2013

	Korean won (In thousands)
	Domestic		Overseas
Assets	~~W~~	18,614,835,433	~~W~~	330,492,452
Liabilities		16,020,604,958		7,035,985

March 31, 2013

	Korean won (In thousands)
	Domestic		Overseas
Assets	~~W~~	19,407,616,216	~~W~~	256,768,480
Liabilities		16,551,690,010		108,457,352

(5)	Information on principal customers

No customers contributed 10% or more to the Group’s revenue for the nine months period ended December 31, 2013, and for the year ended March 31, 2013.

5.	RESTRICTED USE OF DEPOSITS AND COLLATERALIZED FINANCIAL ASSETS:

(1)	Details of restricted use of financial assets as of December 31, 2013, and March 31, 2013, are as follows:

	Korean won (In thousands)
	December 31, 2013		March 31, 2013
Deposits:
Subscription deposits	~~W~~	—	~~W~~	53,753
Reserve for claims of customers’ deposits(*1)		25,127,199		75,116,660
Deposits for exchange-traded derivatives(*2)		38,781,805		15,020,072
Margins for exchange-traded derivatives(*3)		304,040		151,495
Guarantee deposits for stock borrowings from KSFC(*4)		1,571,010		3,164,317
Securities borrowed		—		261,000,000
Restricted due from financial institutions(*5)		49,500		49,500
Deposits of reserve for requirements(*8)		30,744,264		26,076,967
Others(*6)		11,685,123		2,548,925

Subtotal		108,262,941		383,181,689

Financial assets held for trading
Reserve for claims of customers’ deposits (trust)(*2)		1,053,935,243		1,051,935,872
Financial assets AFS
Collective fund for default loss(*7)		10,156,235		11,464,075
Financial assets held to maturity
Securities of reserve for requirements(*8)		8,239,127		8,772,660

Total	~~W~~	1,180,593,546	~~W~~	1,455,354,296

(*1)	The reserve for claims of customers’ deposits is deposited separately in a form of trust in KSFC to meet the demands of investees, such as return of deposit and others, in accordance with article 74 of the act.
(*2)	The deposits for exchange-traded derivatives that the investors pay for foreign exchange margin trading to Korea Exchange Bank and Forex Dealer Member are recognized as deposits.
(*3)	The Group provides deposits, in the form of deposits in margins accounts of Korea Stock Exchange and other exchanges to cover the credit risk of its counterparty.
(*4)	The guarantee deposits for stock borrowing from KSFC are the margin of investee’s lending and borrowing securities transaction, which are deposited in KSFC.
(*5)	The restricted due from financial institutions are deposited for opening checking account.
(*6)	The others consist of the margin accounts for trading financial instruments in foreign markets and deposits to court.
(*7)	Collective fund for default loss is accumulated at the Korea Stock Exchange and Securities Industry Association in accordance with the act as compensation for the loss caused by breach of trading contract in security markets.

(*8)	According to the Mutual Savings Bank Act and the Regulation on Supervision of Mutual Savings Bank, the Group shall hold at least 10% of the sum of the received mutual installment savings and deposit, excluding installment savings under which loan was extended and at least 5% of the amount obtained by subtracting its equity capital from the total received deposits as assets for reserve. Assets for reserve shall be held in deposits in the Korea Federation of Savings Banks and securities. Deposits in the Korea Federation of Savings Banks shall be held not less than 80% of the aggregate amount of assets for reserve.

(2)	Collateralized financial assets as of December 31, 2013, are as follows (In thousands of Korean won):

	Description	December 31, 2013		Security right holder
Long term due from financial institutions	(*2)	~~W~~	517,355,320	Kookmin Bank, etc.
Deposits	(*3)		2,757,000	Korea Federation of Savings Banks
Financial assets AFS			91,638,604	Korea Asset Management Corporation
FVTPL(*1)	Guarantee deposits for lending and borrowing securities on KSD		97,602,690	Korea Securities Depository
	Guarantee deposits for KSFC		407,927,978	Korea Securities Finance Corporation
	Margin required for derivatives trading		240,139,263	Korea Exchange
	Guarantee deposits for derivatives trading		184,312,158	Korea Securities Finance Corporation, etc.
	Guarantee deposits for lending and borrowing securities		219,901,326	Korea Securities Depository
	Guarantee deposits for clearing fund		1,036,786	Korea Securities Depository
	Guarantee deposits for KSFC trading		10,093,720	Korea Securities Finance Corporation
	Guarantee deposits for trading bonds under repurchase agreements		6,042,112,204	Korea Securities Finance Corporation
Loans	(*4)		23,169,645	Korea Asset Management Corporation

		~~W~~	7,838,046,694

(*1)	Collateral amounts are calculated by multiplying a certain rate to fair market price of stocks and bonds.
(*2)	Pledged deposits for net settlements of KFTC and collaterals provided for derivatives transactions are included.
(*3)	Financial assets are pledged for transferred loans to KAMCO and net debt limitation agreement for domestic exchange business with Korea Federation of Savings Banks.
(*4)	The Group continuously recognizes loans transferred that do not qualify for derecognition.

In addition, the Group provides ~~W~~584,859 million of its borrowing securities and securities held as collateral with KSFC and others as of December 31, 2013.

6.	FINANCIAL ASSETS AT FVTPL:

Financial assets at FVTPL as of December 31, 2013, and March 31, 2013, are as follows:

	Korean won (In thousands)
	December 31, 2013		March 31, 2013
Financial assets designated at FVTPL(*1)
ELS	~~W~~	330,732,292	~~W~~	315,267,551
Derivatives combined securities		6,610,277		23,044,953
Other OTC derivatives		49,454,458		45,283,826
Private placement bonds		2,681,750		2,976,966
Subtotal		389,478,777		386,573,296
Held-for-trading financial assets
Deposits
Reserve for claims of customers’ deposits (trust)		1,053,935,243		1,051,935,872
Equity securities
Stocks		235,377,267		174,602,742
Debt securities
Local government bonds		577,132,130		705,988,845
Special bonds		4,589,459,074		4,207,216,692
Corporate bonds		3,030,904,031		4,064,740,290
Corporate commercial papers		861,706,751		704,752,830
Other bonds		108,258,757		—
Collective investment securities		328,389,954		260,589,669
Securities in foreign currency
Stock in foreign currency		5,220,333		—
Bonds in foreign currency		240,561,540		439,657,914
Others		3,635,455		—
Transferred securities under repurchase agreements		313,707,599		530,050,310
Subtotal		11,348,288,134		12,139,535,164
Derivative assets(*2)		295,908,868		330,004,839

Total	~~W~~	12,033,675,779	~~W~~	12,856,113,299

(*1)	For contracts that include one or more embedded derivatives, considering the difficulty of individual evaluation because of its interdependence to each other instruments, the entire complex contract is designated as FVTPL.
(*2)	Details of derivatives and relevant profit and loss are described in Note 10.

7.	AFS FINANCIAL ASSETS:

(1)	AFS financial assets as of December 31, 2013, and March 31, 2013, are as follows:

	Korean won (In thousands)
	December 31, 2013		March 31, 2013
Stocks	~~W~~	304,964,410	~~W~~	279,391,250
Investment in partnerships(*1)		66,735,523		75,434,737
State bonds, local government bonds		177,437,990		113,499,213
Special bonds		239,044,102		417,604,119
Corporation bonds		315,278,855		443,272,463
Collective investment securities(*2)		173,600,315		84,473,188
Collective fund for default loss		10,156,235		11,464,075
Securities in foreign currency		60,881,994		4,657,534
Others		57,560,604		35,178,396

	~~W~~	1,405,660,028	~~W~~	1,464,974,975

(*1)	The Group classifies investments to Hyundai Investment Network Private Equity Fund I and other investees into financial assets AFS since the Group does not have significant influence on the investees despite of 20% or more ownership.
(*2)	The Group classifies investments to Hyundai China Bio nutrition and other investees into financial assets AFS since the Group does not control the investees although the Group is the asset manager.

Impairment losses on financial assets AFS for the nine months ended December 31, 2013, and for the year ended March 31, 2013, amount to ~~W~~25,070 million and ~~W~~46,649 million, respectively, which arise in marketable stocks and investment in partnerships.

(2)	Maturities of bonds as of December 31, 2013, and March 31, 2013, are as follows:

December 31, 2013

	Korean won (In thousands)
Description	Within one year		One to five years		More than five years		Total
State bonds, local government bonds	~~W~~	—	~~W~~	68,953,030	~~W~~	108,484,960	~~W~~	177,437,990
Special bonds		30,001,310		170,859,158		38,183,634		239,044,102
Corporate bonds		106,527,226		199,402,012		9,349,617		315,278,855
Foreign bonds		—		15,406,219		—		15,406,219
Corporate commercial paper		—		—		31,835,955		31,835,955

Total	~~W~~	136,528,536	~~W~~	454,620,419	~~W~~	187,854,166	~~W~~	779,003,121

March 31, 2013

	Korean won (In thousands)
Description	Within one year		One to five years		More than five years		Total
State bonds, local government bonds	~~W~~	—	~~W~~	50,380,018	~~W~~	63,119,195	~~W~~	113,499,213
Special bonds		9,818,500		314,716,684		93,068,935		417,604,119
Corporate bonds		20,902,912		411,785,509		10,584,042		443,272,463
Corporate commercial paper		—		—		37,489,873		37,489,873

Total	~~W~~	30,721,412	~~W~~	776,882,211	~~W~~	204,262,045	~~W~~	1,011,865,668

(3)	Changes in gains and losses on valuation of AFS securities (before reflecting deferred tax effect) for the nine months period ended December 31, 2013, are as follows:

	Korean won (In thousands)
Description	Beginning balance		Valuation		Impairment		Disposal		Ending balance
Stocks	~~W~~	135,840,430	~~W~~	(35,364,962)	~~W~~	25,067,214	~~W~~	(3,359,314)	~~W~~	122,183,368
Investments in partnerships		(47,356)		755,464		—		19,511		727,619
State bonds, local government bonds		1,038,951		(8,129,067)		—		(635,774)		(7,725,890)
Special bonds		1,385,802		(4,469,428)		—		(756,958)		(3,840,584)
Corporate bonds		1,487,135		(3,257,317)		—		(615,578)		(2,385,760)
Collective investment securities		(3,941,033)		(1,578,789)		—		3,546,652		(1,973,170)
Foreign currency securities		1,325,255		(737,040)		3,246		—		591,461
Others		28,209		(1,400,596)		—		(31,692)		(1,404,079)

	~~W~~	137,117,393	~~W~~	(54,181,735)	~~W~~	25,070,460	~~W~~	(1,833,153)	~~W~~	106,172,965

(*)	Includes income tax effect (see Note 43)

8.	HELD-TO-MATURITY FINANCIAL ASSETS:

(1)	Held-to-maturity financial assets as of December 31, 2013, and March 31, 2013, are as follows:

December 31, 2013

Korean won (in thousands)
Description	Acquisition cost	Amortized cost	Book value
State bonds, local government bonds	~~W~~ 7,993,742	~~W~~ 8,239,127	~~W~~ 8,239,127

March 31, 2013

Korean won (in thousands)
Description	Acquisition cost	Amortized cost	Book value
State bonds, local government bonds	~~W~~ 7,993,742	~~W~~ 8,772,660	~~W~~ 8,772,660

All held-to-maturity financial assets are securities of reserve for requirements.

(2)	Maturity analysis of held-to-maturity financial assets as of December 31, 2013, and March 31, 2013, are as follows:

December 31, 2013

	Korean won (in thousands)
Description	Within one year		One to five years		Over five years		Total
State bonds, local government bonds	~~W~~	1,380,718	~~W~~	6,858,409	~~W~~	—	~~W~~	8,239,127

March 31, 2013

	Korean won (In thousands)
Description	Within one year		One to five years		Over five years		Total
State bonds, local government bonds	~~W~~	1,360,548	~~W~~	7,412,112	~~W~~	—	~~W~~	8,772,660

9.	INVESTMENTS IN ASSOCIATES:

(1)	Investments in associates as of December 31, 2013, and March 31, 2013, are as follows (Korean won in thousands).

			December 31, 2013					March 31, 2013					Date of financial statements
	Location	Main Business	Owner Ship (%)	Acquisition cost		Book value		Owner Ship (%)	Acquisition cost		Book value
Wise Asset Management Co., Ltd.(*)	Korea	Asset management	33.00	~~W~~	4,629,876	~~W~~	—	33.00	~~W~~	4,629,876	~~W~~	—	—
Hyundai-Tongyang Agrifood Private Equity Fund	Korea	Investment	25.47		1,426,250		1,241,338	25.47		2,852,500		2,492,171	December

				~~W~~	6,056,126	~~W~~	1,241,338		~~W~~	7,482,376	~~W~~	2,492,171

(*)	The Group recognized the entire book value as a loss during the year ended March 31, 2011, due to expected loss due from operating derivatives and employee embezzlement. Disposal of securities are restricted due to safeguard deposit requirements.

The financial statements used in the equity method are as follows:

Investees	Date of financial statements	Description
Wise Asset Management Co., Ltd.	September 30, 2012	Provisional settlement of financial statements
Hyundai-Tongyang Agrifood Private Equity Fund	December 31, 2013	Provisional settlement of financial statements

Certain securities were accounted for using the equity method of accounting based on provisional settlement of financial statements as the audited financial statements on these companies could not be obtained at the Group’s year-end closing. In order to verify the reliability of such unaudited provisional settlement of financial statements, the Group has performed the following procedures and found no significant exceptions:

a.	Obtained the unaudited provisional settlement of financial statements signed by the investee’s chief executive officer and statutory auditor

b.	Identified whether the major transactions or accounting events, including those disclosed to public by the investee, which were acknowledged by the Group, are properly reflected in the unaudited provisional settlement of financial statements

c.	Analyzed the effect of potential difference between the unaudited provisional settlement of financial statements and audited financial statements

(2)	Changes in investment in associates for the nine months ended December 31, 2013, and for the year ended March 31, 2013, are as follows:

December 31, 2013

	Korean won (In thousands)
Investees	Beginning balance		Acquisition/ disposal		Gain (loss) on equity method valuation		Share of associates’ other changes in net assets		Ending balance
Hyundai-Tongyang Agrifood Private Equity Fund	~~W~~	2,492,171	~~W~~	(1,426,250)	~~W~~	(11,438)	~~W~~	186,855	~~W~~	1,241,338

March 31, 2013

	Korean won (In thousands)
Investees	Beginning balance		Acquisition/ disposal		Gain (loss) on equity method valuation		Other increase (decrease)		Ending balance
TSyoon 2nd CRC Fund	~~W~~	2,591,219	~~W~~	(2,578,821)	~~W~~	(12,398)	~~W~~	—	~~W~~	—
NAU IB 6th Fund		2,445,003		(2,445,003)		—		—		—
Hyundai-Tongyang Agrifood Private Equity Fund		1,468,663		1,222,500		(198,992)		—		2,492,171
KP 08 International Limited		11		(11)		—		—		—
KP 09 International Limited		11		(11)		—		—		—
KP 10 International Limited		11		(11)		—		—		—
KP 11 International Limited		11		(11)		—		—		—
KP 12 International Limited		11		(11)		—		—		—
KP 13 International Limited		11		(11)		—		—		—

Total	~~W~~	6,504,951	~~W~~	(3,801,390)	~~W~~	(211,390)	~~W~~	—	~~W~~	2,492,171

(3)	Financial information of investees accounted for using the equity method as of and for the nine months ended December 31, 2013, and for the year ended March 31, 2013, are as follows:

	Korean won (In thousands)
	December 31, 2013		March 31, 2013
	Hyundai-Tongyang Agrifood Private Equity Fund		Hyundai-Tongyang Agrifood Private Equity Fund		Wise Asset Management Co., Ltd.(*)
Current assets	~~W~~	256,529	~~W~~	193,026	~~W~~	2,030,668
Non-current assets		4,618,442		9,993,392		1,375,676

Total assets		4,874,971		10,186,418		3,406,344

Current liabilities		1,000		401,192		1,283,396
Non-current liabilities		—		—		50,000

Total liabilities		1,000		401,192		1,333,396

Controlling entity’s equity		4,873,971		9,785,226		2,072,948
Non-controlling interests		—		—		—

Total shareholders’ equity		4,873,971		9,785,226		2,072,948

Operating revenue		767,267		446,183		330,534
Operating loss		(44,918)		(781,309)		(149,978)
Other comprehensive income		733,656		—		—
Comprehensive income (loss)		688,738		(781,309)		(149,978)

(*)	Because the investee is under liquidation procedure, we used financial statement as of September 30, 2012, that the latest provisional settlement.

(4)	Details of adjustment that from net assets of investments in associates to interests of net assets as of December 31, 2013, and March 31, 2013, are as follows:

	Korean won (In thousands)
	December 31, 2013		March 31, 2013
	Hyundai-Tongyang Agrifood Private Equity Fund		Hyundai-Tongyang Agrifood Private Equity Fund
Net assets of investments in associates(A)	~~W~~	4,873,971	~~W~~	9,785,226
Percentage of ownership (B)		25.47%		25.47%

Interests of net assets(AXB)		1,241,338		2,492,171

Book value		1,241,338		2,492,171

10.	DERIVATIVES:

(1)	Derivatives owned by the Group as of December 31, 2013, and March 31, 2013, are as follows:

December 31, 2013

	Korean won (in thousands)
	Assets				Liabilities
	Hedge		Arbitrage		Arbitrage		Unsettled amount		Descriptions
Derivative
Interest rate
Futures	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	791,474,497	For hedging purposes
Equity
Futures		—		—		—		233,505,199	For arbitrage and hedging purposes
Long options		—		5,815,821		—		374,568,127	For arbitrage and hedging purposes
Short options		—		—		10,064,772		958,747,170	For arbitrage and hedging purposes
Currency
Futures		—		—		—		20,431,432	For arbitrage and hedging purposes
Goods
Futures		—		—		—		36,713,925	For arbitrage and hedging purposes

Subtotal		—		5,815,821		10,064,772		2,415,440,350

OTC derivative
Interest rate
Swaps		—		100,923,981		115,420,849		48,681,565,000	For hedging purposes
Options		—		—		590,489		300,000,000	For hedging purposes
Currency
Forwards		5,236,612		22,275,793		11,584,751		1,453,538,229	For arbitrage and hedging purposes
Swaps		—		13,672,174		3,797,153		2,348,044,281	For hedging purposes
Equity
Swaps		—		92,070,501		29,494,628		2,168,574,210	For hedging purposes
Long options		—		12,390,759		—		79,050,000	For hedging purposes
Short options		—		—		104		2,300,000	For arbitrage purposes
Credit
Swaps		—		27,690,030		19,762,983		2,349,182,224	For hedging purposes
Goods
Swaps		—		972,542		1,132,753		57,481,530	For hedging purposes
Others
Long options		—		20,097,267		—		476,049,741	For arbitrage and hedging purposes
Short options		—		—		75,768,489		1,208,528,489	For arbitrage purposes

Subtotal		5,236,612		290,093,047		257,552,199		59,124,313,704

Total	~~W~~	5,236,612	~~W~~	295,908,868	~~W~~	267,616,971	~~W~~	61,539,754,054

March 31, 2013

	Korean won (In thousands)
	Assets		Liabilities		Unsettled amount		Descriptions
Derivative
Interest rate
Futures	~~W~~	—	~~W~~	—	~~W~~	1,725,039,539	For hedging purposes
Equity
Futures		—		—		70,573,359	For arbitrage and hedging purposes
Long options		1,385,238		—		147,333,310	For arbitrage and hedging purposes
Short options		—		2,767,601		477,640,032	For arbitrage and hedging purposes
Other options		109,571		—		1,088,667	For arbitrage and hedging purposes
Currency
Futures		—		—		72,763,510	For arbitrage and hedging purposes
Goods
Futures		—		—		3,135,755	For arbitrage and hedging purposes

		1,494,809		2,767,601		2,497,574,172

OTC derivative
Interest rate
Swaps		187,066,985		214,572,519		61,732,142,000	For hedging purposes
Options		99,579		1,015,537		360,000,000	For hedging purposes
Currency
Forwards		4,388,555		9,521,570		598,669,110	For hedging purposes
Swaps		7,111,301		2,022,884		2,026,020,633	For hedging purposes
Equity
Swaps		67,029,167		26,923,671		2,546,204,420	For hedging purposes
Long options		1,210,800		—		78,304,959	For hedging purposes
Short options		—		1,213,664		78,304,883	For arbitrage purposes
Credit
Swaps		20,697,861		13,193,483		2,031,228,408	For hedging purposes
Others
Long options		40,905,782		—		366,097,455	For arbitrage and hedging purposes
Short options		—		63,179,767		640,216,074	For arbitrage purposes

Subtotal		328,510,030		331,643,095		70,457,187,942

Total	~~W~~	330,004,839	~~W~~	334,410,696	~~W~~	72,954,762,114

The Group entered into the derivative contracts and applied fair value hedge for hedging currency risks arise from fair value of the foreign AFS securities.

(2)	Gain or loss on valuation derivatives for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, are as follows:

	Korean won (In thousands)
	December 31, 2013		March 31, 2013
Derivative (arbitrage)
Interest rate	~~W~~	215,279	~~W~~	(6,536,512)
Currency		(45,898)		38,104
Equity		(1,036,762)		182,698
Goods		193,740		—
Others		(440)		2,219

Subtotal		(674,081)		(6,313,491)

OTC derivative (arbitrage)
Interest rate		18,982,977		(27,467,991)
Currency		15,554,408		(1,122,318)
Equity		31,574,820		76,239,170
Credit		(500,489)		7,473,992
Goods		116,294		—
Others		3,230,345		2,510,463

Subtotal		68,958,355		57,633,316

OTC derivative (hedge)
Currency		5,236,612		—

Total	~~W~~	73,520,886	~~W~~	51,319,825

(3)	Gain on valuation of hedging instrument for fair value hedge and gain for hedged risk for the nine months period ended December 31, 2013, is as follows (In thousands of Korean won):

Description	December 31, 2013
Gain on valuation of hedging instrument	~~W~~	5,716,751
Gain for hedged risk		(5,716,751)

		—

11.	LOANS:

(1)	Details of loans and receivables as of December 31, 2013 and March 31, 2013, are as follows:

December 31, 2013

	Korean won (In thousands)
	Par value		Allowance for bad debts		Book value
Call loans	~~W~~	3,823,003	~~W~~	—	~~W~~	3,823,003
Broker’s loans		1,105,745,832		—		1,105,745,832
Securities purchased under repurchase agreements		10,200,000		—		10,200,000
Loans to employees		125,491,761		(3,500)		125,488,261
Loans		1,083,510,324		(158,995,820)		924,514,504
Loans purchased		132,727,562		(19,389,559)		113,338,003
Advances for customers on guarantees		10,295,451		(10,035,547)		259,904
Dishonored bonds		6,881,633		(6,881,633)		—
Privately placed bonds		189,415,819		(415,819)		189,000,000
Other loans		56,300,000		—		56,300,000
Net deferred origination fees and costs		12,737,595		—		12,737,595
Discount		(10,846,157)		—		(10,846,157)

	~~W~~	2,726,282,823	~~W~~	(195,721,878)	~~W~~	2,530,560,945

March 31, 2013

	Korean won (In thousands)
	Par value		Allowance for bad debts		Book value
Call loans	~~W~~	19,343,800	~~W~~	—	~~W~~	19,343,800
Broker’s loan		976,648,227		—		976,648,227
Securities purchased under repurchase agreements		148,000,000		—		148,000,000
Loans to employees		132,624,094		—		132,624,094
Loans		871,150,932		(155,258,776)		715,892,156
Loans purchased		196,815,146		(19,547,840)		177,267,306
Advances for customers on guarantees		9,966,684		(9,966,684)		—
Dishonored bonds		6,899,629		(6,899,629)		—
Privately placed bonds		153,411,751		(415,819)		152,995,932
Other loans		20,000,000		—		20,000,000
Net deferred origination fees and costs		9,559,202		—		9,559,202
Discount		(14,307,532)		—		(14,307,532)

	~~W~~	2,530,111,933	~~W~~	(192,088,748)	~~W~~	2,338,023,185

(2)	Changes in the provisions for credit losses on loans and receivables for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, are as follows:

December 31, 2013

	Korean won (In thousands)
	Beginning balance		Bad debt Expenses		Write-offs		Collection		Other		Ending balance
Broker’s loan	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—
Loans to employees		—		(3,500)		—		—		—		(3,500)
Loans		(155,258,776)		(33,460,729)		26,475,972		(2,579,139)		5,826,852		(158,995,820)
Loans purchased		(19,547,840)		(1,649,206)		—		—		1,807,487		(19,389,559)
Advances for customers on guarantees		(9,966,684)		(645,410)		576,547		—		—		(10,035,547)
Dishonored bonds		(6,899,629)		17,996		—		—		—		(6,881,633)
Privately placed bonds		(415,819)		—		—		—		—		(415,819)

	~~W~~	(192,088,748)	~~W~~	(35,740,849)	~~W~~	27,052,519	~~W~~	(2,579,139)	~~W~~	7,634,339	~~W~~	(195,721,878)

March 31, 2013

	Korean won (In thousands)
	Beginning balance		Bad debt Expenses		Write-offs		Collection		Other		Ending balance
Broker’s loan	~~W~~	(52)	~~W~~	52	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—
Loans to employees		—		—		—		—		—		—
Loans		(222,224,166)		(48,274,789)		60,899,881		(5,151,288)		59,491,586		(155,258,776)
Loans purchased		(19,609,447)		(2,343,053)		—		—		2,404,660		(19,547,840)
Advances for customers on guarantees		(9,828,394)		(90,290)		—		—		(48,000)		(9,966,684)
Dishonored bonds		(6,920,513)		20,884		—		—		—		(6,899,629)
Privately placed bonds		(550,000)		134,181		—		—		—		(415,819)

	~~W~~	(259,132,572)	~~W~~	(50,553,015)	~~W~~	60,899,881	~~W~~	(5,151,288)	~~W~~	61,848,246	~~W~~	(192,088,748)

(3)	Brokers’ loan

The Group extends loans to its customers from funds borrowed from KSFC or its own funds. The loans bear annual interest at 7.0% to 9.5% and are due in 90 days.

Customers provide collateral, such as marketable securities or cash equivalents for 140% or more of the loan amount.

(4)	Advances for customers

Advances for customers consist of advances for payment on bonds guarantee, advances for payments on loss compensation and advances for payments for others.

Advances for payment on loss compensation are compensation receivables occurred from customers’ loss due to employees’ misappropriation and arbitrary transactions.

The Group made advance payments on behalf of the securities companies to which the Group is responsible for the payments in advance according to the relevant laws and regulations.

12.	CLASSIFICATION OF LOANS AND RECEIVABLES BY THE DEGREE OF IMPAIRMENT:

The details of classification of loans and receivables by the degree of impairment as of December 31, 2013, and March 31, 2013, are as follows:

December 31, 2013

	Korean won (in thousands)
	Neither past due nor impaired		Past due but not impaired		Impaired (*1)		Subtotal		Allowance for doubtful accounts		Total
Call loans	~~W~~	3,823,003	~~W~~	—	~~W~~	—	~~W~~	3,823,003	~~W~~	—	~~W~~	3,823,003
Broker’s loans		1,105,745,832		—		—		1,105,745,832		—		1,105,745,832
Securities purchased under repurchase agreements		10,200,000		—		—		10,200,000		—		10,200,000
Loans to employees		121,699,098		—		—		121,699,098		(3,500)		121,695,598
Loans		857,008,973		5,087,305		233,277,338		1,095,373,616		(158,995,820)		936,377,796
Loans purchased		96,383,027		—		36,339,330		132,722,357		(19,389,559)		113,332,798
Advances for customers		—		—		10,295,451		10,295,451		(10,035,547)		259,904
Dishonored loans		—		—		6,881,633		6,881,633		(6,881,633)		—
Private placement bonds		182,826,014		—		415,819		183,241,833		(415,819)		182,826,014
Other loans		56,300,000		—		—		56,300,000		—		56,300,000

	~~W~~	2,433,985,947	~~W~~	5,087,305	~~W~~	287,209,571	~~W~~	2,726,282,823	~~W~~	(195,721,878)	~~W~~	2,530,560,945

March 31, 2013

	Korean won (in thousands)
	Neither past due nor impaired		Past due but not impaired		Impaired (*1)		Subtotal		Allowance for doubtful accounts		Total
Call loans	~~W~~	19,343,800	~~W~~	—	~~W~~	—	~~W~~	19,343,800	~~W~~	—	~~W~~	19,343,800
Broker’s loans		976,648,227		—		—		976,648,227		—		976,648,227
Securities purchased under repurchase agreements		148,000,000		—		—		148,000,000		—		148,000,000
Loans to employees		127,392,153		—		—		127,392,153		—		127,392,153
Loans		634,192,353		20,496,186		227,987,892		882,676,431		(155,258,776)		727,417,655
Loans purchased		160,171,446		—		36,497,610		196,669,056		(19,547,840)		177,121,216
Advances for customers		—		—		9,966,684		9,966,684		(9,966,684)		—
Dishonored loans		—		—		6,899,629		6,899,629		(6,899,629)		—
Private placement bonds		142,100,134		—		415,819		142,515,953		(415,819)		142,100,134
Other loans		20,000,000		—		—		20,000,000		—		20,000,000

	~~W~~	2,227,848,113	~~W~~	20,496,186	~~W~~	281,767,634	~~W~~	2,530,111,933	~~W~~	(192,088,748)	~~W~~	2,338,023,185

(*)	The Group recognizes damaged loans when loans are overdue on principal over 90 days, or when the counterparty is under corporate restructuring and bankruptcy.

13.	PLANNED REGULATORY RESERVE FOR CREDIT LOSS:

The planned regulatory reserve for credit losses is announced by Article 3 Clause 8 of the Regulation on Supervision of Financial Investment.

(1)	Changes in the planned regulatory reserve for credit losses for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, are as follows:

	Korean won (In thousands)
	December 31, 2013		March 31, 2013
Beginning balance	~~W~~	20,211,609	~~W~~	19,536,448
Amount (estimated to be) appropriated		1,869,041		675,161

Ending balance	~~W~~	22,080,650	~~W~~	20,211,609

(2)	Planned reserves provided, adjusted net loss after the planned reserves provided and adjusted loss per share after the planned reserves provided, are as follows:

	Korean won (In thousands)
	December 31, 2013		March 31, 2013
Net loss before reserve for credit loss	~~W~~	(42,888,441)	~~W~~	(67,052,218)
Planned reserves provided (*)		(1,869,041)		(675,161)
Adjusted net loss after the planned reserves provided		(44,757,482)		(67,727,379)

Adjusted loss per share after the planned reserves provided (in Korean won)	~~W~~	(473)	~~W~~	(682)

(*)	Planned reserves provided are calculated as the difference between the balance of the planned regulatory reserve as of December 31, 2013, and March 31, 2013.

14.	PROPERTY AND EQUIPMENT:

(1)	Property and equipment as of December 31, 2013, and March 31, 2013, are as follows:

December 31, 2013

	Korean won (In thousands)
	Acquisition cost		Accumulated depreciation		Accumulated revaluation		Book value
Land	~~W~~	58,335,771	~~W~~	—	~~W~~	87,650,403	~~W~~	145,986,174
Building		92,154,390		(28,024,763)		—		64,129,627
Vehicles		124,565		(116,143)		—		8,422
Furniture and equipment		101,179,893		(88,261,204)		—		12,918,689
Others		45,320,659		(38,809,854)		—		6,510,805
Vessels		42,212,000		(5,739,098)		—		36,472,902

	~~W~~	339,327,278	~~W~~	(160,951,062)	~~W~~	87,650,403	~~W~~	266,026,619

March 31, 2013

	Korean won (In thousands)
	Acquisition cost		Accumulated depreciation		Accumulated revaluation		Book value
Land	~~W~~	59,666,779	~~W~~	—	~~W~~	88,142,745	~~W~~	147,809,524
Building		94,012,995		(26,716,419)		—		67,296,576
Vehicles		124,565		(110,313)		—		14,252
Furniture and equipment		103,985,378		(89,830,214)		—		14,155,164
Others		46,530,429		(40,294,484)		—		6,235,945
Vessels		149,577,450		(6,037,239)		—		143,540,211

	~~W~~	453,897,596	~~W~~	(162,988,669)	~~W~~	88,142,745	~~W~~	379,051,672

(2)	Changes in property and equipment for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, are as follows:

December 31, 2013

	Korean won (In thousands)
	Beginning balance		Acquisition		Disposal		Depreciation		Others (*)		Ending balance
Land	~~W~~	147,809,524	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	(1,823,350)	~~W~~	145,986,174
Building		67,296,576		226,440		—		(1,723,274)		(1,670,115)		64,129,627
Vehicles		14,252		—		—		(5,830)		—		8,422
Furniture and equipment		14,155,164		3,048,366		(332,748)		(5,097,339)		1,145,246		12,918,689
Others		6,235,945		3,336,017		(211,263)		(2,574,243)		(275,651)		6,510,805
Vessels		143,540,211		—		(100,617,786)		(6,410,676)		(38,847)		36,472,902

	~~W~~	379,051,672	~~W~~	6,610,823	~~W~~	(101,161,797)	~~W~~	(15,811,362)	~~W~~	(2,662,717)	~~W~~	266,026,619

March 31, 2013

	Korean won (in thousands)
	Beginning balance		Acquisition		Disposal		Revaluation		Depreciation		Increase by business combination		Others (*)		Ending balance
Land	~~W~~	62,524,294	~~W~~	—	~~W~~	—	~~W~~	88,142,745	~~W~~	—	~~W~~	—	~~W~~	(2,857,515)	~~W~~	147,809,524
Building		73,261,338		—		—		—		(2,502,684)		—		(3,462,078)		67,296,576
Vehicles		29,303		—		(3,467)		—		(11,584)		—		—		14,252
Furniture and equipment		14,385,027		7,377,924		(59,640)		—		(7,547,790)		—		(357)		14,155,164
Others		5,764,410		3,485,382		(47,865)		—		(2,950,846)		—		(15,136)		6,235,945
Vessels		—		44,484,000		—		—		(6,054,067)		105,850,433		(740,155)		143,540,211

	~~W~~	155,964,372	~~W~~	55,347,306	~~W~~	(110,972)	~~W~~	88,142,745	~~W~~	(19,066,971)	~~W~~	105,850,433	~~W~~	(7,075,241)	~~W~~	379,051,672

(*)	Others relate to transfer from investment properties and changes in the provision for asset retirement obligation or foreign exchange differences.

(3)	The Group applies revaluation model in relation with measurement after the initial recognition of the land, and the date of revaluation of the land is on March 31, 2013. The Group used the assessed price by independent and qualified appraiser in revaluation of the land. Comparative method that the price is assessed by analyzing sales comparable, which is similar to the object in all pricing factors is used, and land value formation, such as access condition, environment condition, specific factors, etc., is considered in estimating fair value. There is no change in a valuation technique for the nine months period ended December 31, 2013.

(4)	Classification of land that is measured at fair value by fair value hierarchy levels as of December 31, 2013, is as follows:

	Korean won (in thousands)
Classification	Level 1		Level 2		Level 3		Total
Land	~~W~~	—	~~W~~	—	~~W~~	145,986,174	~~W~~	145,986,174

(5)	Changes in land that the degree of fair value is classified to level 3 for the nine months period ended December 31, 2013, are as follows:

	Korean won (in thousands)
April 1, 2013	~~W~~	147,809,524
Acquisition/disposal		—
Reclassification to investment property		(1,823,350)
Gain (loss) on revaluations of land		—

December 31, 2013	~~W~~	145,986,174

(6)	Details of the valuation method used for fair value of land and the unobservable inputs that are significant for fair value measurement are as follows:

Valuation method	Significant inputs that are unobservable	Range	Correlation between unobservable inputs and fair value
Market approach method(*)	Changing point	0.96–1.02	If adjustment rates increase (decrease), fair values increase (decrease).
	Individual factors	0.88–1.15

(*)	Fair value is determined based upon the market approach method that the price reflects the recent market price. If there are significant differences, such as usage of land, the Group used the price reflected by the differences.

(7)	Book values of land under cost model as of December 31, 2013, and March 31, 2013, are as follows:

December 31, 2013

	Korean won (In thousands)
	Under revaluation model		Under cost model
Land	~~W~~	145,986,174	~~W~~	58,335,771

March 31, 2013

	Korean won (In thousands)
	Under revaluation model		Under cost model
Land	~~W~~	147,809,524	~~W~~	59,666,779

(8)	Changes in other comprehensive income related to revaluation for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, are as follows:

December 31, 2013

	Korean won (in thousands)
	Beginning balance		Increase		Decrease		Disposal		Ending balance
Land	~~W~~	89,347,214	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	89,347,214
Income tax effects		(21,622,026)		—		—		—		(21,622,026)

After income tax	~~W~~	67,725,188	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	67,725,188

March 31, 2013

	Korean won (in thousands)
	Beginning balance		Increase		Decrease		Disposal		Ending balance
Land	~~W~~	—	~~W~~	89,347,214	~~W~~	—	~~W~~	—	~~W~~	89,347,214
Income tax effects		—		(21,622,026)		—		—		(21,622,026)

After income tax	~~W~~	—	~~W~~	67,725,188	~~W~~	—	~~W~~	—	~~W~~	67,725,188

(9)	Insurance contracts of the Group had made as of December 31, 2013, are as follows:

	Korean won (In thousands)
	Insurance assets	Coverage amount		Insurance company
General fire insurance	Furniture and equipment	~~W~~	155,201,750	Hyundai Marine&Fire Insurance Co., Ltd. and others
	Non-business assets		17,396,764	Hyundai Marine&Fire Insurance Co., Ltd. and others
Liability insurance on gas accident	Buildings		6,500,000	Hyundai Marine&Fire Insurance Co., Ltd.
Liability insurance on training facility	Buildings		200,000	Hyundai Marine&Fire Insurance Co., Ltd.
Theft insurance	Cash and securities		500,000	Hanwha General Insurance Co., Ltd. and others

	Korean won (In thousands)
	Insurance assets	Coverage amount	Insurance company
Inland floater insurance	Furniture and equipment	1,965,097	Hanwha General Insurance Co., Ltd. and others
Liability insurance on online financial transactions	Network service	1,155,000	Hanwha General Insurance Co., Ltd.

In addition, the Group also carries a general insurance and liability insurance policy for vehicles with Hyundai Marine & Fire Insurance Co., Ltd., etc.

15.	INVESTMENT PROPERTIES:

(1)	Investment properties as of December 31, 2013, and March 31, 2013, are as follows:

December 31, 2013

	Korean won (In thousands)
	Acquisition cost		Accumulated depreciation		Accumulated impairment		Accumulated revaluation		Book value
Land	~~W~~	42,038,186	~~W~~	—	~~W~~	—	~~W~~	492,342	~~W~~	42,530,528
Building		71,811,526		(21,032,860)		(14,382,796)		—		36,395,870

	~~W~~	113,849,712	~~W~~	(21,032,860)	~~W~~	(14,382,796)	~~W~~	492,342	~~W~~	78,926,398

March 31, 2013

	Korean won (In thousands)
	Acquisition cost		Accumulated depreciation		Accumulated impairment		Book value
Land	~~W~~	56,318,248	~~W~~	—	~~W~~	—	~~W~~	56,318,248
Building		105,693,704		(20,898,183)		(14,376,826)		70,418,695

	~~W~~	162,011,952	~~W~~	(20,898,183)	~~W~~	(14,376,826)	~~W~~	126,736,943

(2)	Changes in investment properties for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, are as follows:

December 31, 2013

	Korean won (in thousands)
	Beginning balance		Acquisition		Disposal		Impairment		Depreciation		Others (*)		Ending balance
Land	~~W~~	56,318,248	~~W~~	—	~~W~~	(15,611,070)	~~W~~	—	~~W~~	—	~~W~~	1,823,350	~~W~~	42,530,528
Building		70,418,695		—		(34,122,553)		—		(1,544,033)		1,643,761		36,395,870

	~~W~~	126,736,943	~~W~~	—	~~W~~	(49,733,623)	~~W~~	—	~~W~~	(1,544,033)	~~W~~	3,467,111	~~W~~	78,926,398

March 31, 2013

	Korean won (in thousands)
	Beginning balance		Acquisition		Disposal		Impairment		Depreciation		Others (*)		Ending balance
Land	~~W~~	79,156,142	~~W~~	481,603	~~W~~	(26,177,012)	~~W~~	—	~~W~~	—	~~W~~	2,857,515	~~W~~	56,318,248
Building		91,298,895		1,347,739		(8,693,026)		(14,376,826)		(2,620,165)		3,462,078		70,418,695

	~~W~~	170,455,037	~~W~~	1,829,342	~~W~~	(34,870,038)	~~W~~	(14,376,826)	~~W~~	(2,620,165)	~~W~~	6,319,593	~~W~~	126,736,943

(*)	Others consist of changes by transfer from property and foreign exchange differences.

(3)	Details of income and expenditure for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, are as follows:

	Korean won (In thousands)
	December 31, 2013		March 31, 2013
Rental income	~~W~~	6,506,489	~~W~~	11,852,998
Expenditure on operating investment property		(2,516,572)		(3,352,787)
Expenditure on non-operating investment property		(915,412)		(1,935,623)

	~~W~~	3,074,505	~~W~~	6,564,588

(4)	Details of fair value of investment property as of December 31, 2013, and March 31, 2013, are as follows:

	Korean won (In thousands)
	December 31, 2013				March 31, 2013
	Book value		Fair value		Book value		Fair value
Land	~~W~~	42,530,528	~~W~~	76,550,365	~~W~~	56,318,248	~~W~~	90,738,277
Buildings		36,395,870		62,830,627		70,418,695		107,983,029

	~~W~~	78,926,398	~~W~~	139,380,992	~~W~~	126,736,943	~~W~~	198,721,306

The investment property’s fair value was evaluated by independent and qualified appraiser, Kyungil Appraisal Co., Ltd., on March 31, 2012.

The fair values of investment properties are classified by Level 3 based upon the inputs that are used in valuation method. Fair values are measured using discounted cash flows that are reflecting vacant ratio and period, promotion, free lease, expected market growth rate, etc.

There is no change in a valuation technique for the nine months period ended December 31, 2013.

(5)	The investment properties of ~~W~~13,069 million (collateral amount) are provided as collateral for the guarantee on domestic exchange net debt limitation.

(6)	As of December 31, 2013, a substantial portion of the Group’s land and buildings are pledged as collateral to a maximum of ~~W~~11,269 million and leasehold rights amount to ~~W~~2,982 million for rent deposits.

(7)	The Group owns all of its investment properties.

16.	ASSETS HELD FOR SECURITY RIGHT EXECUTION:

Non-business assets held in the execution of security right as of December 31, 2013, and March 31, 2013, are as follows:

	Korean won (in thousands)
	December 31, 2013		March 31, 2013
Land	~~W~~	10,326,988	~~W~~	10,514,475
Building		1,554,889		5,261,398
Movables		1,633,697		1,633,697

	~~W~~	13,515,574	~~W~~	17,409,570

17.	INTANGIBLE ASSETS:

(1)	Details of intangible assets as of December 31, 2013, and March 31, 2013, are as follows:

December 31, 2013

	Korean won (In thousands)
	Acquisition cost		Accumulated amortization		Accumulated impairment		Book value
Development costs	~~W~~	74,737,910	~~W~~	(66,307,014)	~~W~~	—	~~W~~	8,430,896
Software		32,617,071		(27,310,341)		—		5,306,730
Others		33,349,445		(4,361,276)		—		28,988,169
Membership deposit		54,376,902		(152)		(14,242,831)		40,133,919
Goodwill		122,621,083		—		—		122,621,083

	~~W~~	317,702,411	~~W~~	(97,978,783)	~~W~~	(14,242,831)	~~W~~	205,480,797

March 31, 2013

	Korean won (In thousands)
	Acquisition cost		Accumulated amortization		Accumulated impairment		Book value
Development costs	~~W~~	71,795,807	~~W~~	(62,761,282)	~~W~~	—	~~W~~	9,034,525
Software		29,791,965		(25,520,724)		—		4,271,241
Others		33,283,034		(2,743,212)		—		30,539,822
Membership deposit		48,109,539		(10,174)		(11,916,051)		36,183,314
Goodwill		147,242,728		—		(24,621,645)		122,621,083

	~~W~~	330,223,073	~~W~~	(91,035,392)	~~W~~	(36,537,696)	~~W~~	202,649,985

(2)	Changes in intangible assets for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, are as follows:

December 31, 2013

	Korean won (In thousands)
	Beginning balance		Acquisition		Amortization		Disposal		Impairment		Others(*)		Ending balance
Development costs	~~W~~	9,034,525	~~W~~	1,899,029	~~W~~	(3,545,732)	~~W~~	—	~~W~~	—	~~W~~	1,043,074	~~W~~	8,430,896
Software		4,271,241		2,042,649		(1,789,617)		—		—		782,457		5,306,730
Others		30,539,822		66,410		(1,618,063)		—		—		—		28,988,169
Membership deposit		36,183,314		7,723,509		(2,631)		(1,340,101)		(2,371,512)		(58,660)		40,133,919
Goodwill		122,621,083		—		—		—		—		—		122,621,083

	~~W~~	202,649,985	~~W~~	11,731,597	~~W~~	(6,956,043)	~~W~~	(1,340,101)	~~W~~	(2,371,512)	~~W~~	1,766,871	~~W~~	205,480,797

March 31, 2013

	Korean won (In thousands)
	Beginning balance		Acquisition		Increase by business combination		Amortization		Disposal		Others(*)		Impairment		Ending balance
Development costs	~~W~~	14,964,450	~~W~~	3,048,540	~~W~~	—	~~W~~	(8,978,465)	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	9,034,525
Software		4,960,136		2,490,197		—		(3,179,092)		—		—		—		4,271,241
Others		32,324,397		327,366		—		(2,111,941)		—		—		—		30,539,822
Membership deposit		36,661,991		5,335,561		—		(3,346)		(2,177,730)		(10,954)		(3,622,208)		36,183,314
Goodwill		122,621,083		—		24,621,645		—		—		—		(24,621,645)		122,621,083

	~~W~~	211,532,057	~~W~~	11,201,664	~~W~~	24,621,645	~~W~~	(14,272,844)	~~W~~	(2,177,730)	~~W~~	(10,954)	~~W~~	(28,243,853)	~~W~~	202,649,985

(*)	Relates to foreign exchange differences and others

18.	OTHER FINANCIAL ASSETS:

Details of other financial assets as of December 31, 2013, and March 31, 2013, are as follows:

	Korean won (In thousands)
	December 31, 2013		March 31, 2013
Receivables	~~W~~	408,128,125	~~W~~	595,983,874
Allowance of doubtful accounts		(6,631,867)		(6,819,157)
Accrued income		98,021,543		108,349,640
Allowance of doubtful accounts		(398)		(11,977)
Guarantee deposits		73,392,921		80,100,622
Allowance of doubtful accounts		(2,352,505)		(178,859)

	~~W~~	570,557,819	~~W~~	777,424,143

19.	OTHER ASSETS:

Details of other assets as of December 31, 2013, and March 31, 2013, are as follows:

	Korean won (In thousands)
	December 31, 2013		March 31, 2013
Advance payments	~~W~~	143,677,929	~~W~~	21,904,916
Prepaid expenses		56,509,322		80,306,861
Prepaid value-added taxes		70,517		118,817
Others		39,739,003		35,275,099

	~~W~~	239,996,771	~~W~~	137,605,693

20.	FINANCIAL LIABILITIES AT FVTPL:

Details of financial liabilities at FVTPL as of December 31, 2013, and March 31, 2013, are as follows:

	Korean won (In thousands)
	December 31, 2013		March 31, 2013
Financial liabilities designated at FVTPL(*1)
ELS sold	~~W~~	3,025,819,564	~~W~~	2,889,065,131
Derivatives combined securities sold		1,187,735,936		1,216,178,081
Other OTC derivatives sold		157,448,282		47,259,794
Subtotal		4,371,003,782		4,152,503,006

Held-for-trading financial liabilities
Derivative liabilities(*2)		267,616,971		334,410,696
Securities in short position		442,997,200		165,098,632
Subtotal		710,614,171		499,509,328

Total	~~W~~	5,081,617,953	~~W~~	4,652,012,334

(*1)	For contracts that include one or more embedded derivatives, considering the difficulty of individual evaluation because of its interdependence to each other instruments, the entire complex contract is designated as FVTPL.
(*2)	Details of derivatives and relevant profit and loss are described in Note 10.

21.	DEPOSITS DUE TO CUSTOMERS:

Details of deposits due to customers as of December 31, 2013, and March 31, 2013, are as follows:

	Korean won (In thousands)
	December 31, 2013		March 31, 2013
Customers’ deposits
Customers’ deposits for brokerage	~~W~~	1,003,991,975	~~W~~	1,059,294,491
Customers’ deposits for exchange traded derivatives trading		131,385,886		85,485,321
Customers’ deposits for savings		7,470,473		9,031,338
Customers’ deposits for repo		66,583		66,599
Customers’ deposits for beneficiary		22,689,934		74,514,328
Others		338,265		355,320

Subtotal		1,165,943,116		1,228,747,397
Guarantee deposits
Securities loaned		1,571,010		3,164,317
Deposits for margin loans		6,922,360		315,000
Others		300,000		—

Subtotal		8,793,370		3,479,317
Others		901,667,655		760,584,539

	~~W~~	2,076,404,141	~~W~~	1,992,811,253

22.	BORROWINGS:

(1)	Details of borrowings as of December 31, 2013, and March 31, 2013, are as follows:

	Korean won (In thousands)
	December 31, 2013		March 31, 2013
Call money	~~W~~	1,037,900,000	~~W~~	518,100,000
Borrowings
Borrowing from KSFC		450,799,271		288,856,192
Asset backed short-term bonds		46,237,739		—
Others		735,955,844		1,060,142,840
Securities sold under reverse resale agreements		5,468,655,586		6,601,203,070
Debentures
Debentures		611,094,000		581,094,000
Less: discounts		(550,037)		(528,993)

	~~W~~	8,350,092,403	~~W~~	9,048,867,109

(2)	Call money as of December 31, 2013, and March 31, 2013, is as follows:

Korean won (In thousands)
Lender	Annual interest rate (%)	December 31, 2013	March 31, 2013
Kookmin bank and etc.	2.57–2.62	~~W~~ 1,037,900,000	~~W~~ 518,100,000

(3)	Borrowings from KSFC as of December 31, 2013, and March 31, 2013, are as follows:

		Korean won (In thousands)
Lender	Annual interest rate (%)	December 31, 2013	March 31, 2013
KSFC	2.94	~~W~~ 450,799,271	~~W~~ 288,856,192

(4)	Asset-backed short-term bonds as of December 31, 2013, and March 31, 2013, are as follows:

		Korean won (In thousands)
Lender	Annual interest rate (%)	December 31, 2013		March 31, 2013
KDB Asset Management Co., Ltd.	2.78	~~W~~	10,000,000	~~W~~	—
M square dongchun 3rd Co., Ltd.	5.01		6,237,739		—
NH Investment & Securities Co., Ltd.	4.35		30,000,000		—

		~~W~~	46,237,739	~~W~~	—

(5)	Other borrowings as of December 31, 2013, and March 31, 2013, are as follows:

		Korean won (In thousands)
Lender	Annual interest rate (%)	December 31, 2013		March 31, 2013
Woori Bank	2.77	~~W~~	164,500,000	~~W~~	—
Hana Bank	5.10		112,700,000		—
Korea Asset Management Corporation (“KAMCO”)	—		72,450,604		79,276,204
Woori Investment & Securities Co., Ltd	2.80		57,300,000		—
KB Asset Management Co., Ltd.	2.80		47,700,000		—
Hyundai Investment Co., Ltd	2.54		30,000,000		—
Kiwoom Asset Management Co., Ltd.	2.80–2.81		20,000,000		—
Shinhan BNP Paribas ITMC Co., Ltd.	2.80		10,000,000		19,200,000
IBK Asset Management Co., Ltd.	2.78		10,000,000		—
Meritz Investment & Securities Co., Ltd	3.35		26,447		—
GS Asset Management Co., Ltd.	—		—		50,000,000
DVB Group Merchant Bank (Asia) Ltd.	—		—		93,959,389
Plus Asset Management Co., Ltd.	—		—		29,200,000
NHCA Asset Management Co., Ltd.	—		—		60,000,000
Hanwha Investment & Securities Co., Ltd.(Trust)	—		—		20,000,000
Shinhan Bank	—		—		23,000,000
Tongyang Asset Management Co., Ltd.	—		—		10,000,000
Tongyang Securities Co., Ltd.(Trust)	—		—		29,700,000
Miraeasset Asset Management Co., Ltd.	—		—		19,100,000
HI Investment & Securities Co., Ltd.(Trust)	—		—		10,000,000
Samsung securities Co., Ltd.	—		—		119,100,000
EloiANG 1	—		—		200,000
HDC Asset Management Co., Ltd.	—		—		9,600,000
LS Asset Management Co., Ltd.	—		—		67,800,000
Dongbu Securities Co., Ltd.(Trust)	—		—		79,300,000
Bank of America	—		—		58,700,000
Samsung Asset Management Co., Ltd.	—		—		57,900,000
Shinyoung Securities Co., Ltd.(Trust)	—		—		9,900,000
KTB Investment & Securities Co., Ltd.	—		—		40,000,000
Korea Investment Management Co., Ltd.	—		—		9,600,000
Korea Investment & Securities Co., Ltd.	—		—		9,700,000
Heungkuk Asset Management Co., Ltd.	—		—		60,000,000
ABCP and others	2.99–3.75		90,367,085		73,998,426
Others (*1)	—		120,911,708		20,908,821

Total		~~W~~	735,955,844	~~W~~	1,060,142,840

(*1)	Non-controlling interests classified by financial liabilities are included.

(6)	Debentures as of December 31, 2013, and March 31, 2013, are as follows:

	Issuance date	Maturity	Annual interest rate (%)	Korean won (In thousands)
Description				December 31, 2013		March 31, 2013
The 29th unsecured public debenture	2013.2.7	2014.2.7	3.03	~~W~~	990,000	~~W~~	990,000
The 30-1st unsecured public debenture	2013.2.19	2016.2.19	3.07		190,000,000		190,000,000
The 30-2nd unsecured public debenture	2013.2.19	2016.2.19	3.10		60,000,000		60,000,000
The 31st unsecured public debenture	2013.2.22	2018.3.22	3.16		100,000,000		100,000,000
The 32nd unsecured public debenture	2013.2.27	2018.3.21	3.13		150,000,000		150,000,000
EloiANG 2 the 1st private debenture	2013.3.29	2015.6.29	3.90		30,000,000		30,000,000
Gun-jung JY the 1st private debenture	2013.2.15	2014.2.14	3.50		20,000,000		20,000,000
Non-guarantee subordinated security	2010.6.29	2015.7.29	7.95		10,104,000		10,104,000
Gaia Devex 5 the 1st private debenture	2012.8.9	2016.2.9	4.40		20,000,000		20,000,000
ELP the 2nd Securitization Specialty Co., LTD	2013.7.30	2015.07.30	3.17–3.39		30,000,000		—
Subtotal					611,094,000		581,094,000
Less: Discount on debenture issued					(550,037)		(528,993)

				~~W~~	610,543,963	~~W~~	580,565,007

23.	RETIREMENT BENEFIT OBLIGATION:

(1)	Defined contribution retirement pension

Plan assets related to the Group’s defined contribution retirement benefit plan are independently operated from the Group’s assets as a form of fund managed by a trustee. Once the employees resign before they meet the conditions for defined contribution plan, contribution payments that the Group has will reduce by the loss of contribution amounts.

As described above in Note 2, contributions to defined contribution retirement benefit plans are recognized as an expense when employees have rendered service entitling them to the contributions. Expense recognized in the statements of loss for the nine months ended December 31, 2013, and for the year ended March 31, 2013, are ~~W~~212 million and ~~W~~261 million, respectively, which represents the contributions paid at the rate prescribed by the retirement benefit plan.

(2)	Defined benefit retirement pension

The Group also operates a defined benefit retirement plan for employees qualified for the plan.

The most recent actuarial assessment for the plan assets and defined benefit obligation was performed on December 31, 2013. Present value of defined benefit obligation and its related current/past service costs have been measured by the projected unit credit method.

1)	The actuarial assumptions used in retirement benefit obligation assessment as of December 31, 2013, and March 31, 2013, are as follows:

%
	December 31, 2013	March 31, 2013
Discount rate	4.35–4.91	4.25–5.25
Expected future wage growth rate	3.00–3.66	3.66–7.14

2)	Amounts recognized in the consolidated statements of financial position related to retirement benefit obligations as of December 31, 2013, and March 31, 2013, are as follows:

	Korean won (In thousands)
	December 31, 2013		March 31, 2013
Present value of defined benefit obligations	~~W~~	33,875,568	~~W~~	18,242,923
Fair value of plan assets		(9,249,143)		(8,825,016)

Net defined benefit liabilities	~~W~~	24,626,425	~~W~~	9,417,907

3)	Changes in net defined benefit liabilities for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, are as follows:

December 31, 2013

	Korean won (In thousands)
	Present value of defined benefit obligations		Plan assets		Total
Balances at April 1, 2013	~~W~~	18,242,923	~~W~~	(8,825,016)	~~W~~	9,417,907
Current service cost		15,603,567		—		15,603,567
Interest expense (income)		419,477		(209,692)		209,785

Subtotal		16,023,044		(209,692)		15,813,352
Remeasurements of the net defined benefit liability
Actuarial loss (gain)		1,731,221		(2,620)		1,728,601
Contribution to the plan
By the employer		—		(411,319)		(411,319)
Payments from the plan
Retirement		(1,582,055)		199,504		(1,382,551)
Settlement		(539,565)		—		(539,565)

Balances at December 31, 2013	~~W~~	33,875,568	~~W~~	(9,249,143)	~~W~~	24,626,425

March 31, 2013

	Korean won (In thousands)
	Present value of defined benefit obligations		Plan assets		Total
Balances at April 1, 2012	~~W~~	201,208,128	~~W~~	(80,854,484)	~~W~~	120,353,644
Current service cost		23,180,311		—		23,180,311
Interest expense (income)		3,043,952		(1,746,811)		1,297,141
Gain on settlement		(48,019,266)		—		(48,019,266)

Subtotal		(21,795,003)		(1,746,811)		(23,541,814)
Remeasurements of the net defined benefit liability
Actuarial loss (gain)		1,428,288		(3,352)		1,424,936
Contribution to the plan
By the employer		—		(1,938,051)		(1,938,051)
Payments from the plan
Retirement		(4,607,960)		2,085,177		(2,522,783)
Settlement		(157,990,530)		73,632,505		(84,358,025)

Balances at March 31, 2013	~~W~~	18,242,923	~~W~~	(8,825,016)	~~W~~	9,417,907

4)	Details of plan assets are as follows:

	Fair value (Korean won in thousands)
Description	December 31, 2013			March 31, 2013
	Amount		Composition ratio(%)	Amount		Composition ratio(%)
Cash and deposits	~~W~~	1,482,066	16.02	~~W~~	733,923	8.32
Equity instruments		148,911	1.61		665,180	7.54
Debt instruments		1,831,546	19.80		1,754,660	19.88
General insurance		5,786,620	62.57		5,671,253	64.26

	~~W~~	9,249,143	100.00	~~W~~	8,825,016	100.00

Investment strategies and policies on plan assets seek to balance risk reduction and the pursuit of profits. The purpose to minimize volatility of assets that is related to liabilities is being made over by asset diversification, partial correspondence of assets and liabilities strategy and hedging strategy. Assets allocation for obtaining a fixed income is partially corresponding to the pension liabilities with long maturity, which is similar to bonds.

5)	Sensitivity analysis for significant actuarial assumption as of December 31, 2013, showing how the defined benefit obligation would have been affected by changes in the relevant actuarial assumption, is as follows:

	Korean won (in millions)
	Increase		Decrease
Sensitivity by 100 basis point in discount rate	~~W~~	(2,738)	~~W~~	3,213
Sensitivity by one percent in expected salary increase		3,226		(2,795)

The sensitivity analysis indicates the change in the amounts of defined benefit obligation when each assumption changes without change in the remaining assumptions. The sensitivity of defined benefit obligations is determined by the projected unit credit method.

24.	PROVISIONS:

(1)	Details of provisions as of December 31, 2013, and March 31, 2013, are as follows:

	Korean won (In thousands)
	December 31, 2013		March 31, 2013
Restoration liabilities(*1)	~~W~~	1,980,129	~~W~~	2,253,798
Other provisions (*2)		17,724,710		25,040,482

	~~W~~	19,704,839	~~W~~	27,294,280

(*1)	The Group recognized the anticipated expenses in connection with the recovery of leased facilities in the future as asset retirement obligation.
(*2)	Other provisions are the provisions for the sales of loans to KAMCO.

(2)	Changes in provisions for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, are as follows:

December 31, 2013

	Korean won (In thousands)
	Beginning		Amortization of discount		Provision		Reversal		Others(*)		Ending
Restoration liabilities	~~W~~	2,253,798	~~W~~	28,069	~~W~~	—	~~W~~	(316,528)	~~W~~	14,790	~~W~~	1,980,129
Other provisions		25,040,482		—		—		(7,315,772)		—		17,724,710

	~~W~~	27,294,280	~~W~~	28,069	~~W~~	—	~~W~~	(7,632,300)	~~W~~	14,790	~~W~~	19,704,839

March 31, 2013

	Korean won (In thousands)
	Beginning		Amortization of discount		Provision		Reversal		Others(*)		Ending
Restoration liabilities	~~W~~	2,220,626	~~W~~	42,605	~~W~~	—	~~W~~	—	~~W~~	(9,433)	~~W~~	2,253,798
Other provisions		26,778,594		—		3,431,061		(5,169,173)		—		25,040,482

	~~W~~	28,999,220	~~W~~	42,605	~~W~~	3,431,061	~~W~~	(5,169,173)	~~W~~	(9,433)	~~W~~	27,294,280

(*)	Others are increase by the other tangible assets.

25.	OTHER FINANCIAL LIABILITIES:

Other financial liabilities as of December 31, 2013, and March 31, 2013, are as follows:

	Korean won (In thousands)
	December 31, 2013		March 31, 2013
Financing guarantee liabilities	~~W~~	3,320,107	~~W~~	2,764,266
Dividend payable		36,509,403		72,192,020
Accounts payable		305,907,447		671,625,839
Accrued expenses		39,855,684		46,837,445
Lease hold deposits received		14,158,405		17,404,623

	~~W~~	399,751,046	~~W~~	810,824,193

26.	OTHER LIABILITIES:

Other liabilities as of December 31, 2013, and March 31, 2013, are as follows:

	Korean won (In thousands)
	December 31, 2013		March 31, 2013
Advances from customers	~~W~~	651,245	~~W~~	310,204
Unearned income		42,734,324		27,071,635
Withholding income taxes		16,979,749		15,810,802
Others		10,952,095		9,096,272

	~~W~~	71,317,413	~~W~~	52,288,913

27.	SHAREHOLDERS’ EQUITY

(1)	Details of the shareholders’ equity as of December 31, 2013, and March 31, 2013, are as follows:

					Korean won (in thousands)
	Authorized shares	Outstanding shares	Par value		December 31, 2013		March 31, 2013
Common stock	600,000,000 shares	170,000,000 shares	~~W~~	5,000	~~W~~	850,000,000	~~W~~	850,000,000
Preferred stock(*)		66,612,530 shares	~~W~~	5,000		333,062,650		333,062,650

					~~W~~	1,183,062,650	~~W~~	1,183,062,650

(*)	To enter into a new business, the Company issued 66,612,530 convertible preferred shares with ~~W~~8,500 per share (par value: ~~W~~5,000) offered to shareholders at December 29, 2011, as a pay up day by the approval of board of directors at October 18, 2011. The convertible preferred share is granted the same voting rights with the common share, and preferred dividend is 6.5% per year of issued price, ~~W~~552. Duration for the convertible preferred stock is three years from the date of issue, and it shall be converted to the common share after the duration, from one preferred stock to one common stock.

(2)	There is no change in common stock and preferred stock for the nine months period ended December 31, 2013, and for the year ended March 31, 2013.

28.	OTHER PAID-IN CAPITAL:

(1)	Other paid-in capital as of December 31, 2013, and March 31, 2013, is as follows:

	Korean won (in thousands)
	December 31, 2013		March 31, 2013
Paid-in capital in excess of par value (*1)	~~W~~	1,063,271,037	~~W~~	1,063,271,037
Treasury stock (*2)		(167,090,993)		(167,090,993)
Other equity (*3)		(31,568,137)		(68,337,907)

	~~W~~	864,611,907	~~W~~	827,842,137

(*1)	Paid-in capital in excess of par value was previously paid when the Company increased its capital before former period, and it is strictly limited for disposal, but only can be used as capitalization and deficit recovery.
(*2)	The Company has acquired 16,715,870 common shares followed by the Capital Market and the Financial Investment Services Act, in order to maintain the stability of the stock price of the Company. In the near future, the Company is expected to sell the shares once the stock price gets stabilized.
(*3)	Other equity is occurred by paid-in capital increase of preferred share for the year ended March 31, 2012.

(2)	Changes in paid-in capital in excess of par value for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, are as follows:

	Korean won (in thousands)
	December 31, 2013		March 31, 2013
Beginning balance	~~W~~	(68,337,907)	~~W~~	(105,107,999)
Decrease		36,769,770		36,770,092

Ending balance	~~W~~	(31,568,137)	~~W~~	(68,337,907)

29.	RETAINED EARNINGS AND DIVIDEND:

(1)	Retained earnings as of December 31, 2013, and March 31, 2013, are as follows:

	Korean won (In thousands)
	December 31, 2013		March 31, 2013
Legal reserve
Earned surplus reserve(*1)	~~W~~	45,969,328	~~W~~	41,525,967
Reserve for loss on electronic financial transactions (*2)		500,000		500,000
Voluntary reserve		787,321,540		839,003,545
Reserve for credit losses (*3)		20,211,609		19,536,448
Retained earnings before appropriations		(95,822,552)		(55,063,987)

	~~W~~	758,179,925	~~W~~	845,501,973

(*1)	The Commercial Code of the Republic of Korea requires the Group to appropriate to an earned surplus reserve, an amount equal to at least 10% of cash dividends, until the reserve equals 50% of stated capital. The legal reserve may be used to reduce a deficit or may be transferred to capital.
(*2)	In accordance with the provisions of Article 5 of Regulation on Supervision of Electronic Financial Activities, the Group provides reserve for loss on electronic financial transactions to make reparation for the damage in process of the electronic transfers or operations.
(*3)	The Group accumulates allowances for possible loan losses in accordance with K-IFRS and reserve for possible loan losses as much as the amount below the provision of allowances according to minimum accumulation ratio required by Financial Supervisory Service.

(2)	Changes in retained earnings for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, are as follows.

	Korean won (In thousands)
Description	December 31, 2013		March 31, 2013
Beginning balance	~~W~~	845,501,973	~~W~~	979,980,945
Net loss		(42,888,441)		(67,052,218)
Dividends		(44,433,607)		(67,426,754)

Ending balance	~~W~~	758,179,925	~~W~~	845,501,973

(3)	The amount of dividends and dividends per share for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, are as follows (In thousands of Korean won, except per share amount):

December 31, 2013

	Number of shares outstanding	Treasury stocks (*)	Number of dividend shares	Dividend per share		Total dividend
Common stock	170,000,000	16,723,241	153,276,759	~~W~~	50	~~W~~	7,663,837
Preferred stock	66,612,530	628	66,611,902		552		36,769,770

March 31, 2013

	Number of shares outstanding	Treasury stocks (*)	Number of dividend shares	Dividend per share		Total dividend
Common stock	170,000,000	16,716,694	153,283,306	~~W~~	200	~~W~~	30,656,662
Preferred stock	66,612,530	45	66,612,485		552		36,770,092

(*)	Treasury stocks, including fractional shares have been excluded in dividends.

(4)	Payout and dividend yield ratio is as follows:

	December 31, 2013		March 31, 2013
Description	Common stock	Preferred stock	Common stock	Preferred stock
Number of shares outstanding	170,000,000	66,612,530	170,000,000	66,612,530
Number of treasury stocks	(16,729,970)	(935)	(16,723,241)	(628)
Number of dividend shares	153,270,030	66,611,595	153,276,759	66,611,902
Par value (unit: Korean won)	5,000	5,000	5,000	5,000
Payout ratio	0%	8%	1%	11%
Scheduled dividends (Korean won in thousands)	—	27,710,424	7,663,837	36,769,770
Dividends per share (unit: Korean won)	—	416	50	552
Ending price (unit: Korean won)	5,850	5,840	8,060	7,720
Dividend yield	0.00%	7.12%	0.62%	7.15%

30.	ELEMENTS OF OTHER SHAREHOLDERS’ EQUITY:

(1)	Details of elements of other shareholders’ equity as of December 31, 2013, and March 31, 2013, are as follows:

	Korean won (In thousands)
	December 31, 2013		March 31, 2013
Gain on valuation of financial assets AFS	~~W~~	80,597,226	~~W~~	103,709,214
Share of associates’ other changes in net assets		47,430		(94,206)
Revaluation surplus		67,725,188		67,725,188
Remeasurements of the net defined benefit liability		(26,559,576)		(25,197,023)
Accumulated foreign exchange differences		(9,977,808)		1,687,401

	~~W~~	111,832,460	~~W~~	147,830,574

(2)	Changes in gain or loss on valuation of financial assets AFS for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, are as follows:

	Korean won (In thousands)
	December 31, 2013		March 31, 2013
Beginning balance	~~W~~	103,709,214	~~W~~	105,695,105
Loss on valuation of financial assets AFS		(53,353,081)		(11,470,172)
Tax effect of loss on valuation		12,911,446		2,775,782
Disposal or impairment of financial assets AFS		23,229,435		7,793,607
Tax effect of disposal or impairment		(5,621,524)		(2,069,912)
Changes of gain or loss on valuation of AFS held by subsidiaries		(278,264)		984,804

Ending balance	~~W~~	80,597,226	~~W~~	103,709,214

(3)	Changes in the Group’s share of associates’ other changes in net assets for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, are as follows:

	Korean won (In thousands)
	December 31, 2013		March 31, 2013
Beginning balance	~~W~~	(94,206)	~~W~~	(334,068)
Changes of other comprehensive gain or loss of associates		186,855		—
Tax effect on changes of other comprehensive gain or loss of associates		(45,219)		—
Reclassification of gain or loss realized through disposal of investments in subsidiaries and associates		—		316,441
Income tax expense on reclassification of gain or loss		—		(76,579)

Ending balance	~~W~~	47,430	~~W~~	(94,206)

(4)	Changes in gain or loss on valuation of derivative instruments for cash flow hedge for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, are as follows:

	Korean won (In thousands)
	December 31, 2013		March 31, 2013
Beginning balance	~~W~~	—	~~W~~	(2,552,138)
Reclassification of loss		—		2,552,138

Ending balance	~~W~~	—	~~W~~	—

(5)	Changes in gain on revaluation reserves on tangible assets for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, are as follows:

	Korean won (In thousands)
	December 31, 2013		March 31, 2013
Beginning balance	~~W~~	67,725,188	~~W~~	—
Gain on revaluation of tangible assets		—		89,347,214
Tax effect		—		(21,622,026)

Ending balance	~~W~~	67,725,188	~~W~~	67,725,188

(6)	Changes in remeasurements of the net defined benefit liability for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, are as follows:

	Korean won (In thousands)
	December 31, 2013		March 31, 2013
Beginning balance	~~W~~	(25,197,023)	~~W~~	(24,117,733)
Changes due to valuation		(1,728,601)		(1,424,936)
Tax effect		366,048		345,646

Ending balance	~~W~~	(26,559,576)	~~W~~	(25,197,023)

(7)	Changes in accumulated foreign exchange differences for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, are as follows:

	Korean won (In thousands)
	December 31, 2013		March 31, 2013
Beginning balance	~~W~~	1,687,401	~~W~~	8,221,659
Loss on foreign operations translation		(11,851,135)		(1,596,707)
Tax effect		185,926		745,614
Reclassification of gain due to disposal of foreign operation		—		(5,683,164)

Ending balance	~~W~~	(9,977,808)	~~W~~	1,687,402

Foreign exchange differences arising from translation of the results and net assets of the Group’s foreign operation to the Group’s presentation currency (KRW) are directly recognized as other comprehensive income (loss) and accumulated as gain (loss) on foreign operation translation. Accumulated as gain (loss) on foreign operation translation that was accumulated in the past in relation to net assets translation of foreign operations is reclassified as gain or loss at the time of disposal of foreign operations.

31.	FEES AND COMMISSIONS INCOME AND EXPENSE:

(1)	Fees and commissions income for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, is as follows:

	Korean won (In thousands)
Description	December 31, 2013		March 31, 2013
Brokerage commissions	~~W~~	159,082,050	~~W~~	229,977,554
Underwriting commissions		12,079,387		15,287,008
Underwriting commissions on debentures		1,000		63,000
Brokerage commissions on collective investment securities		8,385,181		11,062,347
Management fee on asset management		8,537,131		9,747,121
Commissions on merger and acquisition		8,653,761		13,187,935
Trust fees		6,437,049		8,335,441
Operating fees		7,314,404		7,418,603
Others		32,879,848		40,324,637

	~~W~~	243,369,811	~~W~~	335,403,646

(2)	Fees and commissions expense for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, is as follows:

	Korean won (In thousands)
Description	December 31, 2013		March 31, 2013
Trading commissions	~~W~~	9,530,660	~~W~~	10,126,636
Advisory fees		962,628		1,623,308
Investment management delegation fees		1,330,455		—
Transfer fees		1,273		—
Others		30,881,380		49,124,141

	~~W~~	42,706,396	~~W~~	60,874,085

32.	GAIN AND LOSS ON VALUATION AND DISPOSAL OF FINANCIAL INSTRUMENTS:

(1)	Gain on valuation and disposal of financial instruments for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, is as follows:

	Korean won (In thousands)
Description	December 31, 2013		March 31, 2013
Gain on valuation and disposal of financial instruments designated at FVTPL
Gain on valuation and disposal of derivatives-combined securities	~~W~~	27,612,350	~~W~~	59,129,485
Gain on valuation and redemption of derivatives-combined securities sold		104,124,798		68,199,926
Gain on valuation and disposal of other OTC derivatives		2,353,971		208,965
Gain on valuation and redemption of other OTC derivatives sold		3,459,245		2,403,757
Gain on valuation and disposal of loans		629,025		2,364,111

Subtotal		138,179,389		132,306,244

Gain on valuation and sales of securities
Gain on sales of trading securities		95,114,605		125,953,675
Gain on valuation of trading securities		34,753,404		117,817,613
Gain on sales of securities AFS		12,829,110		27,408,174
Gain on valuation of trading securities sold		1,760,091		7,030,336
Gains on disposal of HTM investments		—		65,254

Subtotal		144,457,210		278,275,052

Total	~~W~~	282,636,599	~~W~~	410,581,296

(2)	Loss on valuation and disposal of financial instruments for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, is as follows:

	Korean won (In thousands)
Description	December 31, 2013		March 31, 2013
Loss on valuation and disposal of financial instruments designated at FVTPL
Loss on valuation and disposal of derivatives-combined securities	~~W~~	13,104,508	~~W~~	12,130,688
Loss on valuation and redemption of derivatives-combined securities sold		279,749,117		352,131,933
Loss on valuation and disposal of other OTC derivatives		939,766		475,833
Loss on valuation and redemption of other OTC derivatives sold		6,652,241		10,474,003
Loss on valuation and disposal of loans		38,250		2,161,539
Loss on valuation and disposal of securities in foreign currency		5,344,900		—

Subtotal		305,828,782		377,373,996

Loss on valuation and sales of securities
Loss on sales of trading securities		135,621,586		112,444,575
Loss on valuation of trading securities		55,040,025		8,341,992
Loss on sales of securities AFS		4,926,783		1,257,772
Impairment loss on securities AFS		25,070,460		46,649,096
Loss on valuation of trading securities sold		5,426,541		6,296,954
Loss on disposal of HTM investments		7		—

Subtotal		226,085,402		174,990,389

Total	~~W~~	531,914,184	~~W~~	552,364,385

33.	GAIN AND LOSS ON VALUATION AND TRANSACTION OF DERIVATIVES:

(1)	Gain on valuation and transaction of derivatives for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, is as follows:

	Korean won (In thousands)
Description	December 31, 2013		March 31, 2013
Gain on derivatives transactions (Arbitrage)
Gain on sale of futures	~~W~~	115,692,256	~~W~~	82,656,211
Gain on settlement of futures		4,130,154		1,275,354
Gain on sale of options		25,239,500		40,282,596
Gain on valuation of options		781,516		563,108
Gain on sale of equity-linked warrant assets		9,924		8,028
Gain on valuation of equity-linked warrant assets		2,373,398		231,889
Gain on redemption of equity-linked warrant assets		11,845,056		355,347
Gain on valuation of equity-linked warrant liabilities		1,374,065		464,620
Gain on redemption of equity-linked warrant liabilities		21,087,575		19,526,872
Gain on valuation of other derivatives		—		2,115
Gain on other derivatives transactions		177,044		201,074

Subtotal		182,710,488		145,567,214

Gain on OTC derivatives transactions (Arbitrage)
Gain on sale of OTC derivatives		250,376,364		220,439,667
Gain on valuation of OTC derivatives		293,546,719		306,580,752
Gain on redemption of OTC derivatives		8,101,537		15,632,228
Day 1 profit of OTC derivatives		20,334,168		45,384,189

Subtotal		572,358,788		588,036,836

Gain on OTC derivatives (Hedge)
Gain on valuation of OTC derivatives		5,236,612		—

Total	~~W~~	760,305,888	~~W~~	733,604,050

(2)	Loss on valuation and transaction of derivatives for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, is as follows:

	Korean won (In thousands)
Description	December 31, 2013		March 31, 2013
Loss on derivatives transactions (Arbitrage)
Loss on sale of futures	~~W~~	82,651,971	~~W~~	132,500,132
Loss on settlement of futures		4,824,970		7,816,448
Loss on sale of options		21,430,429		38,675,280
Loss on valuation of options		2,560,181		182,861
Loss on sale of equity-linked warrant assets		10,767,687		505,267
Loss on valuation of equity-linked warrant assets		594,243		617,549
Loss on redemption of equity-linked warrant assets		2,280,627		780,050
Loss on valuation of equity-linked warrant liabilities		1,353,819		230,447
Loss on redemption of equity-linked warrant liabilities		20,087,572		12,728,822
Loss on valuation of other derivatives		—		3,272
Loss on other derivatives transactions		76,798		135,631

Subtotal		146,628,297		194,175,759

Loss on OTC derivatives transactions (Arbitrage)
Loss on sale of OTC derivatives		213,281,112		155,266,742
Loss on valuation of OTC derivatives		189,713,606		264,358,478
Loss on redemption of OTC derivatives		14,008,134		14,725,185
Day 1 loss of OTC derivatives		55,208,926		29,973,147

Subtotal		472,211,778		464,323,552

Total	~~W~~	618,840,075	~~W~~	658,499,311

34.	INTEREST INCOME AND EXPENSE:

(1)	Details of interest income for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, are as follows:

	Korean won (In thousands)
Description	December 31, 2013		March 31, 2013
Interest on financial assets designated at FVTPL	~~W~~	135,558	~~W~~	517,024
Interest on broker’s loans		56,794,946		72,549,887
Interest on loans purchased		15,391,663		20,169,997
Interest on loans		89,172,505		82,029,313
Interest on bonds		278,385,013		375,057,959
Interest on commercial papers		17,299,448		14,464,745
Interest on deposits with KSFC		1,244,401		1,612,002
Interest on certificate of deposits		1,655		320
Interest on deposits		1,930,273		5,478,970
Interest on call loans		130,363		702,663
Interest on securities purchased under reverse repurchase agreements		1,652,823		2,390,287
Interest on deposits		20,066,070		22,475,133
Interest on receivables		1,042,807		1,906,041
Others		8,834,516		4,394,772

	~~W~~	492,082,041	~~W~~	603,749,113

(2)	Details of interest expense for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, are as follows:

	Korean won (In thousands)
Description	December 31, 2013		March 31, 2013
Interest on borrowings	~~W~~	10,880,021	~~W~~	17,532,532
Interest on proceeds from customers’ short sale		503,725		33,895
Interest on customers’ deposits		10,994,472		13,699,884
Interest on securities sold under reverse resale agreements		121,525,130		173,904,675
Interest on call money		12,973,341		19,368,857
Interest on debentures		16,569,019		15,807,567
Interest on short-term note issued		5,673,251		10,795,633
Interest on asset-backed short-term bonds		143,561		—
Others		33,433,124		48,701,295

	~~W~~	212,695,644	~~W~~	299,844,338

35.	GAIN AND LOSS ON VALUATION AND DISPOSAL OF LOANS AND RECEIVABLES:

(1)	Details of gain on valuation and disposal of loans and receivables for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, are as follows:

	Korean won (In thousands)
Description	December 31, 2013		March 31, 2013
Gain on sales of loans receivables	~~W~~	3,631,308	~~W~~	13,242,057

(2)	Details of loss on valuation and disposal of loans and receivables for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, are as follows:

	Korean won (In thousands)
Description	December 31, 2013		March 31, 2013
Loss on sales of loans receivables	~~W~~	10,207,346	~~W~~	6,252,121
Bad debt expense		35,740,849		50,553,015

	~~W~~	45,948,195	~~W~~	56,805,136

36.	GAIN AND LOSS ON FOREIGN CURRENCY TRANSACTION:

(1)	Gain on transaction of foreign exchanges for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, is as follows:

	Korean won (In thousands)
Description	December 31, 2013		March 31, 2013
Gain on foreign currency transaction	~~W~~	29,120,598	~~W~~	18,660,063
Gain on foreign exchange translation		514,219		4,857,846

	~~W~~	29,634,817	~~W~~	23,517,909

(2)	Loss on transaction of foreign exchanges for the nine months period ended December 31, 2013 and for the year ended March 31, 2013, is as follows:

	Korean won (In thousands)
Description	December 31, 2013		March 31, 2013
Loss on foreign currency transactions	~~W~~	30,536,853	~~W~~	19,071,290
Loss on foreign exchange translation		21,067,874		8,493,662

	~~W~~	51,604,727	~~W~~	27,564,952

37.	OTHER OPERATING INCOME AND EXPENSES:

(1)	Other operating income for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, is as follows:

	Korean won (in thousands)
Description	December 31, 2013		March 31, 2013
Dividend income	~~W~~	3,927,447	~~W~~	9,905,137
Distribution income		5,997,969		3,021,329
Other reversal of bad debt expenses		17,625		47,917
Profits of operating lease		5,951,720		3,361,324
Others		12,968,437		12,932,354

	~~W~~	28,863,198	~~W~~	29,268,061

(2)	Other operating expenses for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, are as follows:

	Korean won (in thousands)
Description	December 31, 2013		March 31, 2013
Expenses of operating lease	~~W~~	6,539,213	~~W~~	6,731,712
Others		17,076,958		21,324,907

	~~W~~	23,616,171	~~W~~	28,056,619

38.	PAYROLL:

Expenses related to payroll for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, are as follows:

	Korean won (In thousands)
Description	December 31, 2013		March 31, 2013
Short-term salaries	~~W~~	151,042,044	~~W~~	218,009,411
Severance benefits		16,025,270		(23,281,211)
Retirement bonus		22,319,706		19,792,536
Employ benefits		44,826,077		62,546,270

	~~W~~	234,213,097	~~W~~	277,067,006

39.	OTHER GENERAL AND ADMINISTRATIVE EXPENSES:

(1)	Selling expenses for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, are as follows:

	Korean won (In thousands)
Description	December 31, 2013		March 31, 2013
Advertising expenses	~~W~~	29,200,533	~~W~~	46,581,283
Sales promotion expenses		879,600		1,424,706

	~~W~~	30,080,133	~~W~~	48,005,989

(2)	Other administrative expenses for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, are as follows:

	Korean won (In thousands)
Description	December 31, 2013		March 31, 2013
Computer system operation expenses	~~W~~	10,614,983	~~W~~	14,083,626
Rent		15,434,295		19,986,603
Commission		27,808,361		27,893,767
Entertainment expenses		6,045,873		8,157,239
Depreciation		10,944,719		15,633,068
Research and development		963,488		1,163,517
Training expenses		2,303,798		2,925,416
Amortization expenses of intangible assets		6,956,043		14,272,844
Taxes and dues		13,288,447		20,684,612
Consignment fee		613,821		844,867
Others		27,681,978		37,186,561

	~~W~~	122,655,806	~~W~~	162,832,120

40.	EXPENSES BY NATURE:

The Group’s expenses by nature for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, are as follows:

	Korean won (In thousands)
Description	December 31, 2013		March 31, 2013
Salaries	~~W~~	234,213,097	~~W~~	277,067,006
Depreciation		10,944,719		15,633,068
Amortization expenses of intangible assets		6,956,043		14,272,844
Commission		27,808,361		27,893,767
Taxes and dues		13,288,447		20,684,612
Others		93,738,369		132,353,817

	~~W~~	386,949,036	~~W~~	487,905,114

41.	NON-OPERATING INCOME:

Non-operating income for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, is as follows:

	Korean won (In thousands)
Description	December 31, 2013		March 31, 2013
Gain on disposal of property and equipment	~~W~~	18,761,965	~~W~~	46,478
Gain on disposal of investment properties		12,044,189		174,466
Rent		5,320,496		7,787,175
Gain on disposal of investments in subsidiaries		67,893		285,794
Gain on disposal of investments in associates		—		742,523
Others		4,169,473		7,950,219

	~~W~~	40,364,016	~~W~~	16,986,655

42.	NON-OPERATING EXPENSE:

Non-operating expense for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, is as follows:

	Korean won (In thousands)
Description	December 31, 2013		March 31, 2013
Loss on disposal of property and equipment	~~W~~	225,962	~~W~~	98,565
Loss on disposal of investment property		353,159		1,101,818
Loss on equity method valuation		11,438		211,390
Impairment loss on investment properties		—		14,376,826
Donation		264,279		414,474
Impairment loss on intangible assets		2,371,512		28,243,853
Loss on revaluation of properties		—		1,204,468
Others		26,008,555		2,109,919

	~~W~~	29,234,905	~~W~~	47,761,313

43.	INCOME TAX EXPENSE AND DEFERRED TAXES:

(1)	Details of the Group’s income tax expense (revenue) for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, are as follows:

	Korean won (In thousands)
	December 31, 2013		March 31, 2013
Current income tax
Current tax expense	~~W~~	34,987,702	~~W~~	(487,852)
Adjustments recognized in the period for current tax of prior periods		(31,435)		2,192,825
Deferred income tax
Origination or reversal of temporary differences		(62,486,158)		51,747,265
Benefits from a previously unrecognized tax loss, tax credit or temporary difference of prior periods		—		691,139
Deferred income tax due to tax loss		—		(20,512,152)
Deferred income tax directly reflected to equity
Gain (loss) on valuation of financial assets AFS		7,289,922		705,870
Changes in equity arising from application of the equity method		(45,219)		(76,579)
Changes in gain on revaluation reserves on tangible assets		—		(21,622,026)
Remeasurement of the net defined benefit liability		366,048		345,646
Foreign operation translation credit		185,926		745,614

Income tax expense (revenue)	~~W~~	(19,733,214)	~~W~~	13,729,750

(2)	Tax reconciliation items between pretax accounting loss and income tax expense (revenue) for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, are as follows:

	Korean won (In thousands)
Description	December 31, 2013		March 31, 2013
Loss before income tax (A)	~~W~~	(62,621,655)	~~W~~	(53,322,468)
Products of accounting loss multiplied by the applicable tax rate		(15,154,441)		(12,904,037)
Reconciliation:
Non-deductible expense		1,210,096		2,053,026
Non-taxable income		(82,029)		(408,819)
Benefits from a previously unrecognized tax loss, tax credit or temporary difference of prior periods		—		691,139
Tax credit		(291,316)		—
Adjustments recognized in the period for current tax of prior periods		(31,435)		2,192,825
Others (*)		(5,384,089)		22,105,616

Income tax expense (revenue) (B)	~~W~~	(19,733,214)	~~W~~	13,729,750

Effective income tax rates (B/A)		31.51%		—

(*)	Others include effects arising from differences in tax rates and unrecognized deferred income tax assets, etc.

(3)	The table below shows total amount of deferred tax assets (liabilities) for the nine months period ended December 31, 2013, and for the year ended March 31, 2013:

December 31, 2013

	Korean won (In thousands)
Description	Beginning balance		Current profit or loss		Other comprehensive income or loss		Ending balance
Allowance of doubtful accounts	~~W~~	—	~~W~~	121,000	~~W~~	—	~~W~~	121,000
Commission expenses (local subsidiary)		1,670,747		99,036		—		1,769,783
Impairment loss on financial assets AFS		28,658,537		4,549,550		—		33,208,087
Accrued severance benefits		3,417,316		3,194,525		366,048		6,977,889
Loss on valuation of collective investment securities		2,494,641		(75,130)		—		2,419,511
Gain (loss) on valuation of securities sold		(136,344)		816,539		—		680,195
Gain (loss) on valuation of other securities		—		126		—		126
Loss on sales of foreign bonds		1,219,796		—		—		1,219,796
Advertising (dream point)		461,267		(18,312)		—		442,955
Dividends (specific overseas company)		4,793,737		—		—		4,793,737
Gain on valuation of derivatives linked securities sold		23,448,934		7,781,736		—		31,230,670
Commission income		688,492		(1,525)		—		686,967
Amortization of effective interest on AFS corporate bonds		224,267		159,419		—		383,686
Accrued income (overdue)		35,879		—		—		35,879
Salary		2,824,140		—		—		2,824,140
Accumulated depreciation of building for rent		357,964		(357,964)		—		—
Amortization of provision for asset retirement obligation		175,170		266,415		—		441,585
Investments in associates and subsidiaries		15,280,676		(216,205)		—		15,064,471
Gain (loss) on settlement of futures		1,532,245		(1,275,957)		—		256,288
Amortization of loans purchased		35,354		(34,094)				1,260
Gain (loss) on valuation of derivatives-combined securities		(3,394,578)		186,971		—		(3,207,607)
Convertible preferred stock (accrued dividends)		16,529,708		(8,906,429)		—		7,623,279
Convertible preferred stock (amortization of accrued dividends)		932,368		263,086		—		1,195,454
Impairment loss of intangible assets		2,466,185		487,195		—		2,953,380
Loss on revaluation of properties		291,481		—		—		291,481
Gain (loss) on valuation of financial assets AFS		4,020,341		(955,197)		—		3,065,144
Tax loss carried forward		20,512,152		(20,512,152)		—		—
Plan assets		(1,957,822)		(39,606)		—		(1,997,428)
Accrued income		(14,188,589)		2,137,609		—		(12,050,980)
Gain (loss) on valuation of stocks		(5,149,657)		(567,711)		—		(5,717,368)
Gain (loss) on valuation of bonds		(20,805,804)		20,773,046		—		(32,758)
Gain on valuation of options		(55,080)		50,473		—		(4,607)
Gain on valuation of OTC derivatives-combined securities		(9,883,085)		(14,518,579)		—		(24,401,664)

	Korean won (In thousands)
Description	Beginning balance		Current profit or loss		Other comprehensive income or loss		Ending balance
Collective fund for default loss		(107,823)		—		—		(107,823)
Gain (loss) on disposal of investment securities		(47,473)		49,769		—		2,296
Advance depreciation provision		(4,109,822)		7,657		—		(4,102,165)
Gain (loss) on valuation of corporate commercial papers		(206,385)		964,631		—		758,246
Interest related to loan for construction		(106,407)		3,140		—		(103,267)
Amortization of effective interest on private placed bonds		(410,261)		(606,363)		—		(1,016,624)
Other intangible assets		(3,986,738)		(815,470)		—		(4,802,208)
Other non-operating income (loss)		(39,064,310)		42,967,630		—		3,903,320
Prepaid expenses		(16,907,564)		5,434,574		—		(11,472,990)
Gain (loss) on valuation of securities AFS		(32,865,661)		—		7,289,922		(25,575,739)
Gain on revaluation of property		(21,622,026)		—		—		(21,622,026)
Foreign exchange difference (hedge)		—		1,383,454		—		1,383,454
Loss on disposal of AFS securities		—		833,503		—		833,503

Total		(42,934,032)		43,630,390		7,655,970		8,352,328
Unrecognized deferred tax assets (liabilities)(*2)		21,321,881		(8,863,598)		—		12,458,283
Deferred tax assets (liabilities), net (*1)		(64,255,913)		52,493,988		7,655,970		(4,105,955)
Deferred tax assets of subsidiaries(*3)		18,492		(18,492)		—		—
Deferred tax liabilities of subsidiaries		(436,079)		425,560		—		(10,519)
Changes in deferred incomes tax liabilities due to adjustment of consolidation		(1,939,380)		1,788,425		140,707		(10,248)

Deferred tax assets of the Group		18,492		(18,492)		—		—
Deferred tax liabilities of the Group	~~W~~	(66,631,372)	~~W~~	54,707,973	~~W~~	7,796,677	~~W~~	(4,126,722)

March 31, 2013

	Korean won (In thousands)
Description	Beginning balance		Current profit or loss		Other comprehensive income or loss		Ending balance
Commission expenses (local subsidiary)	~~W~~	1,624,255	~~W~~	46,492	~~W~~	—	~~W~~	1,670,747
Impairment loss on financial assets AFS		18,575,849		10,082,688		—		28,658,537
Accrued severance benefits		39,916,623		(36,844,953)		345,646		3,417,316
Loss on valuation of collective investment securities		2,164,755		329,886		—		2,494,641
Gain (loss) on valuation of securities sold		357,388		(493,732)		—		(136,344)
Loss on sales of foreign bonds		1,219,796		—		—		1,219,796
Advertising (dream point)		544,491		(83,224)		—		461,267
Dividends (specific overseas company)		4,793,737		—		—		4,793,737
Loss on valuation of derivatives linked securities sold		2,692,716		20,756,218		—		23,448,934

	Korean won (In thousands)
Description	Beginning balance	Current profit or loss	Other comprehensive income or loss	Ending balance
Commission income	560,890	127,602	—	688,492
Amortization of effective interest on AFS corporate bonds	3,266	221,001	—	224,267
Accrued income	35,798	81	—	35,879
Salary	2,824,140	—	—	2,824,140
Accumulated depreciation of building for rent	341,522	16,442	—	357,964
Amortization of provision for asset retirement obligation	164,860	10,310	—	175,170
Investments in associates and subsidiaries	7,343,017	7,937,659	—	15,280,676
Gain (loss) on settlement of futures	585,436	946,809	—	1,532,245
Amortization of loans purchased	39,691	(4,337)	—	35,354
Gain (loss) on valuation of derivatives-combined securities	1,261,958	(4,656,536)	—	(3,394,578)
Convertible preferred stock (accrued dividends)	25,436,136	(8,906,428)	—	16,529,708
Convertible preferred stock (amortization of accrued dividends)	255,318	677,050	—	932,368
Impairment loss of intangible assets	1,944,965	521,220	—	2,466,185
Loss on revaluation of properties	—	291,481	—	291,481
Gain (loss) on valuation of financial assets AFS	5,363,888	(1,343,547)	—	4,020,341
Tax loss carried forward	—	20,512,152	—	20,512,152
Plan assets	(19,340,271)	17,382,449	—	(1,957,822)
Accrued income	(12,710,774)	(1,477,815)	—	(14,188,589)
Gain (loss) on valuation of stocks	(6,372,381)	1,222,724	—	(5,149,657)
Gain (loss) on valuation of bonds	(3,523,746)	(17,282,058)	—	(20,805,804)
Gain on valuation of options	(36,603)	(18,477)	—	(55,080)
Gain on valuation of OTC derivatives-combined securities	(2,221,603)	(7,661,482)	—	(9,883,085)
Collective fund for default loss	(107,823)	—	—	(107,823)
Gain (loss) on disposal of investment securities	(47,473)	—	—	(47,473)
Advance depreciation provision	(4,109,822)	—	—	(4,109,822)
Gain on valuation of corporate commercial papers	(55,010)	(151,375)	—	(206,385)
Interest related to loan for construction	(110,595)	4,188	—	(106,407)
Amortization of effective interest on private placed bonds	(114,694)	(295,567)	—	(410,261)
Other intangible assets	(1,812,154)	(2,174,584)	—	(3,986,738)
Other non-operating income	(39,448,712)	384,402	—	(39,064,310)
Prepaid expenses	—	(16,907,564)	—	(16,907,564)
Gain (loss) on valuation of securities AFS	(33,571,531)	—	705,870	(32,865,661)
Gain on revaluation of property	—	—	(21,622,026)	(21,622,026)
Foreign operation translation credit	(1,375,326)	—	1,375,326	—

Total	(6,908,023)	(16,830,825)	(19,195,184)	(42,934,032)
Unrecognized deferred tax assets (liabilities)(*2)	29,195,483	(9,248,928)	1,375,326	21,321,881

	Korean won (In thousands)
Description	Beginning balance		Current profit or loss		Other comprehensive income or loss		Ending balance
Deferred tax assets (liabilities), net (*1)		(36,103,506)		(7,581,897)		(20,570,510)		(64,255,913)
Deferred tax assets of subsidiaries(*3)		18,916		(424)		—		18,492
Deferred tax liabilities of subsidiaries		(462,493)		26,414		—		(436,079)
Changes in deferred incomes tax liabilities due to adjustment of consolidation		1,860,455		(4,468,870)		669,035		(1,939,380)

Deferred tax assets of the Group		18,916		(424)		—		18,492
Deferred tax liabilities of the Group	~~W~~	(34,705,544)	~~W~~	(12,024,353)	~~W~~	(19,901,475)	~~W~~	(66,631,372)

(*1)	The income tax rates used in computing deferred tax assets (liabilities) are the expected margin tax rate, which is applicable to the forecasted period when the temporary differences are reversed.
(*2)	Deductible temporary differences, which were not recognized due to uncertainty of their realization as of December 31, 2013, and March 31, 2013, are as follows:

	Korean won (In thousands)
Description	December 31, 2013		March 31, 2013
Commission (local subsidiary)	~~W~~	7,080,903	~~W~~	6,903,915
Dividends (specific overseas company)		19,808,831		19,808,831
Investments in subsidiaries		(6,910,381)		(6,910,381)
Convertible preferred stock (accrued dividends)		31,501,154		68,304,576

	~~W~~	51,480,507	~~W~~	88,106,941

(*3)	As of December 31, 2013, and March 31, 2013, the Group does not recognize deferred tax assets arising from deductible temporary differences, tax loss and tax credit carried over beyond the amount of taxable temporary differences of Hyundai Savings Bank and Hyundai Asset Management Co., Ltd.

(4)	Income taxes directly reflected to other comprehensive income (loss) for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, are as follows:

	Korean won (In thousands)
Description	December 31, 2013		March 31, 2013
Recognized in other comprehensive income (loss):
Gain (loss) on valuation of AFS securities	~~W~~	12,911,446	~~W~~	2,775,782
Changes in equity arising from application of the equity method		(45,219)		—
Gain on revaluation of property		—		(21,622,026)
Remeasurement of the net defined benefit liability		366,048		345,646
Overseas operation translation credit		185,926		745,614
Reclassified to profit or loss:
Gain (loss) on valuation of AFS securities		(5,621,524)		(2,069,912)
Changes in equity arising from application of the equity method		—		(76,579)

	~~W~~	7,796,677	~~W~~	(19,901,475)

44.	BASIC AND DILUTED LOSS PER SHARE:

(1)	Ordinary net loss per share for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, is as follows:

	Korean won
Description	December 31, 2013		March 31, 2013
Ordinary net loss per share	~~W~~	(461)	~~W~~	(677)

(2)	Net loss attributable to common shares and weighted-average number of common shares outstanding for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, are calculated as follows:

	Korean won (In thousands)
Description	December 31, 2013		March 31, 2013
Net loss attributable to the controlling equity	~~W~~	(42,888,441)	~~W~~	(67,052,218)
Dividend on preferred stock		(27,710,424)		(36,769,770)

Net loss attributable to common shares		(70,598,865)		(103,821,988)
Weighted-average number of common shares outstanding		153,284,130 shares		153,284,130 shares

(3)	The Group did not calculate the diluted loss per share since the potential common shares that the Group issued do not have a dilution effect as of December 31, 2013, and March 31, 2013.

45.	FINANCIAL INSTRUMENTS:

(1)	Capital risk management

Main purpose of the capital risk management of the Group is to maximize the short-/long-term shareholder value and optimize the use of capital while maintaining the financial quality.

The Group is managing capital risk by estimating net capital ratio in accordance with ‘Capital Market and Financial Investment Business Act.’

Net capital ratio is the rate of net capital of total amount of risk (net capital/total amount of risk x 100), and it is calculated based on the amount of the financial statements.

Net capital is calculated by subtracting deduction items from the current financial investment firm’s net assets amount (assets - liabilities), then adding inclusion items. Deduction items refer to property, premises and equipment that are difficult to liquidate assets in the financial statements. Inclusion items include accounts appropriate as liabilities in the financial statements without practical debt obligation, internal reserve hedge against future losses, redemption in kind and items function as supplementary capital.

Total amount of risk is the quantified possible loss amounts that the financial investment firms will face managing its business. Total amount of risk is including all possible losses from operations of business, such as quantified amounts of market risks by possible losses due to fluctuation of stock price, interest and exchange rates of the securities that the investment firms held, possible losses that may occur due to non-fulfillment of a contract by the counterparties and possible losses due to accidents, errors, or illegal conduct or other deteriorated business situation.

According to the Financial Investment Act, the regulation requires that net capital ratio must be maintained above 150% for the appropriation of the capital, and it is required for the management to improve if the financial investment firm does not meet the regulation for the net capital ratio. The Group maintains 400.22 % of net capital ratio, which is exceeding the standard of the regulation.

(2)	Major accounting policies and methods (recognition and measurement standard, including recognition criteria for gain and loss) adopted for each category of financial assets, liabilities and net assets are disclosed specifically in Note 2.

(3)	Details of financial assets and liabilities as of December 31, 2013, and March 31, 2013, are as follows:

Financial assets as of December 31, 2013

	Korean won (In thousands)
	FVTPL				Loans and receivables		Financial assets AFS		Held-to-maturity investments		Derivative assets (hedge)
Description	Trading		Designated at FVTPL
Cash and deposits	~~W~~	—	~~W~~	—	~~W~~	1,588,633,927	~~W~~	—	~~W~~	—	~~W~~	—
Financial assets at FVTPL:
Financial asset designated at FVTPL		—		389,478,777		—		—		—		—
Held-for-trading financial assets		11,348,288,134		—		—		—		—		—
Derivatives (arbitrage)		295,908,868		—		—		—		—		—
Financial assets AFS		—		—		—		1,405,660,028		—		—
HTM investments		—		—		—		—		8,239,127		—
Derivatives (hedge)		—		—		—		—		—		5,236,612
Loans		—		—		2,530,560,945		—		—		—
Other financial assets		—		—		570,557,819		—		—		—

	~~W~~	11,644,197,002	~~W~~	389,478,777	~~W~~	4,689,752,691	~~W~~	1,405,660,028	~~W~~	8,239,127	~~W~~	5,236,612

Financial liabilities as of December 31, 2013

	Korean won (In thousands)
	FVTPL				Financial liabilities
Description	Trading		Designated at FVTPL		measured at amortized costs		Derivative liabilities (hedge)
Financial liabilities at FVTPL:
Financial liabilities designated at FVTPL	~~W~~	—	~~W~~	4,371,003,782	~~W~~	—	~~W~~	—
Securities sold		442,997,200		—		—		—
Derivatives(arbitrage)		267,616,971		—		—		—
Deposits due to customers		—		—		2,076,404,141		—
Borrowings		—		—		8,350,092,403		—
Other financial liabilities		—		—		399,751,046		—

	~~W~~	710,614,171	~~W~~	4,371,003,782	~~W~~	10,826,247,590	~~W~~	—

Financial assets as of March 31, 2013

	Korean won (In thousands)
	FVTPL
Description	Trading		Designated at FVTPL		Loans and receivables		Financial assets AFS		Held-to-maturity investments
Cash and deposits	~~W~~	—	~~W~~	—	~~W~~	1,315,531,835	~~W~~	—	~~W~~	—
Financial assets at FVTPL:
Financial asset designated at FVTPL		—		386,573,296		—		—		—
Held-for-trading financial assets		12,139,535,164		—		—		—		—
Derivatives(arbitrage)		330,004,839		—		—		—		—
Financial assets AFS		—		—		—		1,464,974,975		—
HTM investments		—		—		—		—		8,772,660
Derivatives (hedge)		—		—		—		—		—
Loans		—		—		2,338,023,185		—		—
Other financial assets		—		—		777,580,109		—		—

	~~W~~	12,469,540,003	~~W~~	386,573,296	~~W~~	4,431,135,129	~~W~~	1,464,974,975	~~W~~	8,772,660

Financial liabilities as of March 31, 2013

	Korean won (In thousands)
	FVTPL				Financial liabilities
Description	Trading		Designated at FVTPL		measured at amortized costs		Derivative liabilities (hedge)
Financial liabilities at FVTPL:
Financial liabilities designated at FVTPL	~~W~~	—	~~W~~	4,152,503,006	~~W~~	—	~~W~~	—
Securities sold		165,098,632		—		—		—
Derivatives (arbitrage)		334,410,696		—		—		—
Deposits due to customers		—		—		1,992,811,253		—
Borrowings		—		—		9,048,867,109		—
Other financial liabilities		—		—		810,824,193		—

	~~W~~	499,509,328	~~W~~	4,152,503,006	~~W~~	11,852,502,555	~~W~~	—

(4)	Profit or loss by categories of financial instruments for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, is as follows:

December 31, 2013

	Korean won (in thousands)
Description	Dividend/ distribution income		Interest income (expense)		Gain on valuation		Loss on valuation		Gain on sale /disposal		Loss on sale /disposal
FINANCIAL ASSETS
Cash and deposits	~~W~~	—	~~W~~	23,242,398	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—
FVTPL:
Financial asset designated at FVTPL		—		135,558		16,282,838		(12,270,628)		14,312,508		(7,156,797)
Held for trading financial assets		4,925,501		276,122,865		34,753,404		(55,040,025)		95,114,604		(135,621,586)
AFS financial assets (*)		4,999,915		19,561,596		—		(25,070,460)		12,829,110		(4,926,783)
Held to maturity investments		—		377,039		—		—		—		(7)
Loans		—		163,142,300		—		(35,740,849)		3,631,308		(10,207,346)
Other financial assets		—		9,500,285		17,625		—		—		—

Subtotal		9,925,416		492,082,041		51,053,867		(128,121,962)		125,887,530		(157,912,519)

FINANCIAL LIABILITIES
FVTPL:
Financial liabilities designated at FVTPL		—		—		100,038,125		(141,130,615)		7,545,919		(145,270,743)
Securities sold		—		—		1,760,091		(5,426,541)		—		—
Deposits due to customer		—		(26,155,366)		—		—		—		—
Borrowings		—		(157,948,782)		—		—		—		—
Other financial liabilities		—		(28,591,496)		—		—		—		—

Subtotal		—		(212,695,644)		101,798,216		(146,557,156)		7,545,919		(145,270,743)
Derivatives (arbitrage)		—		—		321,791,124		(254,142,768)		433,278,153		(364,697,307)
Derivatives (hedge)(*)		—		—		5,236,612		—		—		—

Total	~~W~~	9,925,416	~~W~~	279,386,397	~~W~~	479,879,819	~~W~~	(528,821,886)	~~W~~	566,711,602	~~W~~	(667,880,569)

March 31, 2013

	Korean won (in thousands)
Description	Dividend/ distribution income		Interest income (expense)		Gain on valuation		Loss on valuation		Gain on sale /disposal		Loss on sale /disposal
FINANCIAL ASSETS
Cash and deposits	~~W~~	—	~~W~~	29,566,425	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—
FVTPL:
Financial asset designated at FVTPL		—		517,024		27,788,964		(13,286,384)		33,913,597		(1,481,676)
Held for trading financial assets		2,530,350		364,816,991		117,817,613		(8,341,992)		125,953,675		(112,444,575)
AFS financial assets(*)		10,396,116		24,705,713		—		(46,649,096)		27,408,174		(1,257,772)
Held to maturity investments		—		233,655		—		—		65,254		—
Loans		—		177,842,147		—		(50,553,015)		13,242,057		(6,252,121)
Other financial assets		—		6,067,158		47,917		—		—		—

Subtotal		12,926,466		603,749,113		145,654,494		(118,830,487)		200,582,757		(121,436,144)

FINANCIAL LIABILITIES
FVTPL:
Financial liabilities designated at FVTPL		—		—		65,391,750		(158,909,509)		5,211,933		(203,696,427)
Securities sold		—		—		7,030,336		(6,296,954)		—		—
Deposits due to customer		—		(44,860,373)		—		—		—		—
Borrowings		—		(237,409,264)		—		—		—		—
Other financial liabilities		—		(17,574,701)		—		—		—		—

Subtotal		—		(299,844,338)		72,422,086		(165,206,463)		5,211,933		(203,696,427)
Derivatives (arbitrage)		—		—		354,502,027		(303,182,202)		379,102,023		(355,317,109)

Total	~~W~~	12,926,466	~~W~~	303,904,775	~~W~~	572,578,607	~~W~~	(587,219,152)	~~W~~	584,896,713	~~W~~	(680,449,680)

(*)	Details of net profit or loss which was recognized as other comprehensive income (loss) of AFS financial assets and derivatives (hedge) are described in Note 30.

(5)	Details of credit risk of financial liabilities designated at FVTPL as of December 31, 2013, and March 31, 2013, are as follows:

	Korean won (In thousands)
Description	December 31, 2013		March 31, 2013
Maximum exposure to credit risk	~~W~~	4,320,941,831	~~W~~	4,106,107,204
Changes in fair value for credit risk adjustments		(9,259,918)		(3,412,829)
Accumulated changes in fair value for credit risk adjustments		16,258,865		23,239,141

(6)	The credit quality of debt securities by rating grade as of December 31, 2013, and March 31, 2013, is as follows:

December 31, 2013

	Korean won (In thousands)
	Financial asset designated at FVTPL		Held-for-trading financial assets		AFS financial assets		HTM investments		Total
AAA	~~W~~	—	~~W~~	4,670,825,821	~~W~~	392,939,933	~~W~~	8,239,127	~~W~~	5,072,004,881
AA–BBB-		—		3,118,192,027		85,001,956		—		3,203,193,983
BB–CCC		—		233,088		—		—		233,088
No rating		2,681,750		1,932,478,946		301,061,232		—		2,236,221,928

	~~W~~	2,681,750	~~W~~	9,721,729,882	~~W~~	779,003,121	~~W~~	8,239,127	~~W~~	10,511,653,880

March 31, 2013

	Korean won (In thousands)
	Financial asset designated at FVTPL		Held-for-trading financial assets		AFS financial assets		HTM investments		Total
AAA	~~W~~	—	~~W~~	4,136,360,893	~~W~~	654,683,871	~~W~~	8,772,660	~~W~~	4,799,817,424
AA–BBB-		—		3,987,612,565		145,698,849		—		4,133,311,414
BB–CCC		—		—		—		—		—
No rating		2,976,966		2,528,433,423		222,947,023		—		2,754,357,412

	~~W~~	2,976,966	~~W~~	10,652,406,881	~~W~~	1,023,329,743	~~W~~	8,772,660	~~W~~	11,687,486,250

(7)	The industrial distribution of credit quality of debt securities as of December 31, 2013, and March 31, 2013, is as follows:

	Korean won (In thousands)
Description	December 31, 2013		March 31, 2013
Financial assets designated at FVTPL
Others	~~W~~	2,681,750	~~W~~	2,976,966
Held-for-trading financial assets
Government		4,289,375,771		4,517,020,962
Finance		3,488,488,672		4,197,321,742
Others		1,943,865,439		1,938,064,177
AFS financial assets
Government		464,654,707		468,333,920
Finance		270,048,528		364,951,780
Others		44,299,886		190,044,043
HTM securities
Government		8,239,127		8,772,660

	~~W~~	10,511,653,880	~~W~~	11,687,486,250

(8)	Risk management

1)	Purpose of risk management

Risk management committee of the Group manages the business, organizes the access to financial markets in domestic and foreign market, and risk analysis of the scope and scale of risk through internal risk reports to monitor and manage financial risk relating to the management of the Group. These risks mentioned above include market risks (currency, fair value and price risk), credit risk, liquidity risk and cash flow interest rate risk.

The Group takes approach to minimize the effect of risk by using derivative instruments for hedge purpose. The usage of the derivative instruments is decided by the Group’s policy approved by the board of directors, and it provides stipulated principles regarding usage of exchange risk, interest rate risk, credit risk, financial and non-financial derivatives and the investment in excess liquidity. Internal auditors continuously review the limit of risk exposure and the compliance with policy. The Group does not trade or contract financial instruments, including derivative instruments for the speculation purpose.

As an independent organization, the Risk Management Committee meets at least once quarterly and a Risk Management Conference is held at least once a month to reduce risk. If necessary, meetings are held more frequently.

2)	Market risk

Activities of the Group are exposed to the financial risks due to the fluctuation of interest rates and exchange rates. Hence, the Group has variety of derivative instrument contracts to avoid the risks mentioned above.

a) Interest rate swap to reduce the risk derived from interest rate

b) Currency forward contracts to hedge the exchange rate risks regarding OTC derivative instruments

Exposure to market risk is measured by the sensitivity analysis complemented by the risk value (Value-at-risk: VaR). The method to measure and manage the market risk exposure of the Group has not changed compared to March 31, 2013.

VaR estimates the potential losses of the instruments held for the retention period under the given position at the specific level. VaR measurement techniques not only recognize the correlation between instrument and market, and the offsetting position, VaR measurement techniques also consider the market volatility and risk diversification, based and defined by the statistical probability approach. Risks may measure consistently across all markets and instruments, and the unit of the measurements can be integrated into one single risk unit. Ten days of VaR that is under 99% of confidence level that the Group uses reflects reported daily losses as VaR does not exceed with 99% chance.

The average, minimum and maximum amounts of the Company’s VaR (99%, 10 days) by each type of risk as of December 31, 2013, are as follows:

	Korean won (In thousands)
	Average		Maximum		Minimum		December 31, 2013
Stock price	~~W~~	3,545,912	~~W~~	7,884,427	~~W~~	241,599	~~W~~	6,473,321
Interest rate		6,673,719		15,194,406		2,529,459		5,494,175
Foreign currencies		1,454,298		11,234,311		289,843		398,455
Portfolio effect		—		—		—		3,317,514
Total VaR		7,937,956		15,131,775		3,025,453		9,048,437

While VaR analysis captures daily exposure of the Company’s foreign exchange risk and interest rate risk, sensitivity analysis assesses effect of reasonably possible changes occurred by one-year interest rates or foreign exchange rates. Relatively long period for sensitivity analysis will complement VaR analysis and it also helps to assess the degree of the exposure for market risks. Details of foreign currency risk sensitivity analysis are given in ‘A,’ while ‘B’ expresses regarding interest rate risk.

A.	Currency risk

The Group undertakes transactions denominated in foreign currencies; consequently, is exposed to exchange rate fluctuations. Exposure risk due to exchange rates is controlled and managed through currency forward agreements within the limit of specifically approved policies.

Details of the Group’s foreign currency-denominated monetary assets and monetary liabilities at the end of the reporting period as of December 31, 2013, and March 31, 2013, are as follows:

	Korean won (In thousands)
	Assets				Liabilities
Currency	December 31, 2013		March 31, 2013		December 31, 2013		March 31, 2013
USD	~~W~~	273,610,788	~~W~~	544,988,429	~~W~~	72,831,777	~~W~~	234,291,409
HKD		16,766,711		553,742		—		—
JPY		17,579,065		20,352,956		—		—
EUR		235,950		—		—		—
GBP		541,136		40,293		—		—
CNY		80,710		140,928		—		—
KRW		22		22		—		—
SGD		463		—		—		—
CNH		195,874		—		—		—
BRL		1,779,615		—		—		—
AUD		1		—		—		—

B.	Interest rate risk

The Group is exposed to interest rate risk due to its borrowing with floating interest rates, and thereby the Group is exposed to interest rate risk. The Group maintains a proper balance between fixed rate borrowing and floating rate borrowing to manage the interest rate risk. Hedging activities are evaluated on a regular basis to properly adjust interest rate status and defined risk appetite, and optimal hedging strategy is applied.

①	Interest rate swap agreements

The Group swaps the differences of predetermined fixed rate and variable interest rate on predetermined notional principal amount in accordance with interest rate swap agreements. These agreements could ease the fluctuation risks of the fair value of fixed rate liabilities and the cash flows of floating rate liabilities due to the changes in interest rates.

The Group’s interest rate swap agreements as of December 31, 2013, and March 31, 2013, are as follows:

December 31, 2013

	Korean won (in thousands)
	Contract amount		Fair value		Book value
Derivative instrument assets	~~W~~	23,795,153,000	~~W~~	100,923,981	~~W~~	100,923,981
Derivative instrument liabilities		24,886,412,000		(115,420,849)		(115,420,849)

	~~W~~	48,681,565,000	~~W~~	(14,496,868)	~~W~~	(14,496,868)

March 31, 2013

	Korean won (In thousands)
	Contract amount		Fair value		Book value
Derivative instrument assets	~~W~~	30,286,721,000	~~W~~	187,066,985	~~W~~	187,066,985
Derivative instrument liabilities		31,445,421,000		(214,572,519)		(214,572,519)

	~~W~~	61,732,142,000	~~W~~	(27,505,534)	~~W~~	(27,505,534)

C.	Other price risk factor

The Group is exposed to the price fluctuation risks from the equity instruments.

3)	Credit risk

Credit risk is the risk of financial loss to the Group if a customer or counterparty to a financial instrument fails to meet its contractual obligations. If the trading department of the Group wants to deal with the counterparty that may cause the credit risk, the trading department submits an application in advance to get approved by the Risk Management council and the Risk management committee, procedures set by the committee with product management plan and the limit to run a deal. Credit risk limit depends on 1) standard credit risk limit, 2) concentration limit on the same person, and 3) credit rating and additional limit may be added by the department. In addition, credit VaR is measured in addition to the credit management listed above, and credit VaR due to the internal model is operated by the Credit Manager measurement system of the Risk Metrics Group. Limit management is performed on a daily basis, and stress test is performed on a regular basis, and in case of excess of the limit, trading department expedites the process with the procedure set by the Risk Management Department.

The Group’s maximum exposure to credit risk as of December 31, 2013, and March 31, 2013, is as follows:

	Korean won (in thousands)
Description	December 31, 2013		March 31, 2013
Guaranteed purchase	~~W~~	670,600,000	~~W~~	539,900,000
Guaranteed payments(*)		182,000,000		55,000,000
Loan agreement		48,000,000		130,000,000

	~~W~~	900,600,000	~~W~~	724,900,000

(*)	The maximum exposure of the Group related to financial guarantee contract is the maximum amount to be paid if the guarantee will be charged. Financial liabilities amounted to ~~W~~3,320 million are recognized in the consolidated financial statement as of December 31, 2013.

The Group does not disclose assets that the carrying amount represents the maximum exposure to credit risk.

A.	Credit risk of loans and receivables

①	Loans categorized by customers as of December 31, 2013, and March 31, 2013, are as follows:

December 31, 2013

	Korean won (In thousands)
Description	Loans		Ratio	Allowance for doubtful accounts		Book value
Individual	~~W~~	1,328,497,846	48.73%	~~W~~	(20,098,912)	~~W~~	1,308,398,934
Company		1,397,784,977	51.27%		(175,622,966)		1,222,162,011

	~~W~~	2,726,282,823	100.00%	~~W~~	(195,721,878)	~~W~~	2,530,560,945

March 31, 2013

	Korean won (In thousands)
Description	Loans		Ratio	Allowance for doubtful accounts		Book value
Individual	~~W~~	1,929,656,248	76.27%	~~W~~	(163,399,793)	~~W~~	1,766,256,455
Company		600,455,685	23.73%		(28,688,955)		571,766,730

	~~W~~	2,530,111,933	100.00%	~~W~~	(192,088,748)	~~W~~	2,338,023,185

②	Loans categorized by industry as of December 31, 2013, and March 31, 2013, are as follows:

December 31, 2013

	Korean won (In thousands)
Description	Loans		Ratio	Allowance for doubtful accounts		Book value
Finance	~~W~~	147,445,583	5.41%	~~W~~	(17,300,007)	~~W~~	130,145,576
Manufacture		344,573,273	12.64%		(20,332,533)		324,240,740
Service		191,291,620	7.02%		(10,982,742)		180,308,878
Others		2,042,972,347	74.93%		(147,106,596)		1,895,865,751

	~~W~~	2,726,282,823	100.00%	~~W~~	(195,721,878)	~~W~~	2,530,560,945

March 31, 2013

	Korean won (In thousands)
Description	Loans		Ratio	Allowance for doubtful accounts		Book value
Finance	~~W~~	177,659,795	7.02%	~~W~~	(2,285,655)	~~W~~	175,374,140
Manufacture		118,807,518	4.70%		(6,429,442)		112,378,076
Service		98,129,258	3.88%		—		98,129,258
Others		2,135,515,362	84.40%		(183,373,651)		1,952,141,711

	~~W~~	2,530,111,933	100.00%	~~W~~	(192,088,748)	~~W~~	2,338,023,185

③	The segregation of credit quality as of December 31, 2013, and March 31, 2013, is as follows:

	Korean won (In thousands)
Description	December 31, 2013		March 31, 2013
Investment grade	~~W~~	2,433,985,947	~~W~~	2,227,848,113
Non-investment grade		—		—

	~~W~~	2,433,985,947	~~W~~	2,227,848,113

For the investment grade of the loans and receivables that are not overdue nor impaired, the Group classifies as the proper investment grades if owns the appropriate levels of collateral and reinforced credit, and classifies as the limited investment grades and if investments are subordinated and does not own collateral nor reinforced credit.

④	The aging analysis of loans that are overdue, but not impaired as of December 31, 2013, and March 31, 2013, is as follows:

December 31, 2013

	Korean won (In thousands)
Description	Less than 30 days		30 – 60 days		60 – 90 days		Total
Loans	~~W~~	2,685,117	~~W~~	2,402,188	~~W~~	—	~~W~~	5,087,305

March 31, 2013

	Korean won (In thousands)
Description	Less than 30 days		30 – 60 days		60 – 90 days		Total
Loans	~~W~~	5,231,406	~~W~~	2,271,250	~~W~~	12,993,530	~~W~~	20,496,186

⑤	Individually impaired loans

Loans and receivables determined as individually impaired as of December 31, 2013, and March 31, 2013, are as follows (The value of collateral held is the amount of collateral allocated used when calculating for doubtful accounts, and receivables that are impaired but without collateral were excluded):

December 31, 2013

	Korean won (In thousands)
Description	Value of collateral		Impairment amount		Allowance for doubtful accounts
Real estate	~~W~~	69,099,196	~~W~~	100,729,669	~~W~~	37,898,746
Security		—		—		—
Others		1,160,616		5,038,734		3,878,118

March 31, 2013

Korean won (In thousands)
Description	Value of collateral		Impairment amount		Allowance for doubtful accounts
Real estate	~~W~~	117,303,865	~~W~~	255,200,331	~~W~~	144,164,739
Security		—		—		—
Others		—		—		—

4)	Liquidity risk

The Group has established an appropriate liquidity risk management framework for the management of the Group’s short-, medium- and long-term funding and liquidity management requirements. The Group manages liquidity risk by maintaining adequate reserves, banking facilities and reserve borrowing facilities, by continuously monitoring forecast and actual cash flows, and by matching the maturity profiles of financial assets and liabilities. Meanwhile, additional details of unused funding arrangement to reduce liquidity risk that the Group holds at its discretion are discussed in Note 50.

The following table shows the contractual maturity of the non-derivative financial liabilities of the Group. The table is prepared based on the fastest maturity that the Group has to pay based on undiscounted cash flows. The table includes all of the principal and interest cash flows. If the cash flows of interest are based on floating rate, undiscounted cash flow is derived based on current yield curve as of December 31, 2013, and March 31, 2013. Contractual maturities are based on the fastest date that the Group may require to pay.

The Group’s maturity analysis of financial liabilities, cash flows of principals and interests, by remaining contractual maturities as of December 31, 2013, and March 31, 2013, is as follows:

December 31, 2013

	Korean won (In thousands)
Description	Within 3 months		3–6 Months		6–12 Months		12 months –5 years		More than 5 years		Total
FVTPL:
Financial liabilities designated at FVTPL	~~W~~	776,959,626	~~W~~	263,241,720	~~W~~	609,127,939	~~W~~	2,691,208,114	~~W~~	30,466,383	~~W~~	4,371,003,782
Securities sold		442,997,200		—		—		—		—		442,997,200
Derivative liabilities (arbitrage)		19,873,599		21,037,665		25,220,263		196,636,450		4,848,994		267,616,971
Deposits due to customers		1,446,058,113		187,191,492		326,680,316		116,474,220		—		2,076,404,141
Borrowings		7,530,567,091		10,958,466		34,224,461		775,537,105		121,321,550		8,472,608,673
Other financial liabilities		337,709,681		45,879,634		10,255,669		2,933,415		—		396,778,399
Guarantees and commitments		782,600,000		38,500,000		—		79,500,000		—		900,600,000

March 31, 2013

	Korean won (In thousands)
Description	Within 3 months		3–6 Months		6–12 Months		12 months –5 years		More than 5 years		Total
FVTPL:
Financial liabilities designated at FVTPL	~~W~~	853,261,948	~~W~~	180,300,694	~~W~~	653,141,166	~~W~~	2,465,799,198	~~W~~	—	~~W~~	4,152,503,006
Securities sold		165,098,632		—		—		—		—		165,098,632
Derivative liabilities (arbitrage)		12,558,587		9,554,874		27,728,108		277,679,337		6,889,790		334,410,696
Deposits due to customers		1,389,297,969		257,596,495		307,625,214		38,291,575		—		1,992,811,253
Borrowings		8,411,557,804		4,501,249		10,051,967		694,028,879		—		9,120,139,899
Other financial liabilities		759,858,818		6,024,454		43,625,412		3,218,943		—		812,727,627
Guarantees and commitments		616,900,000		—		—		108,000,000		—		724,900,000

(9)	Fair value of financial instruments

Financial instruments are measured at fair value using a quoted market price in active markets. The fair value of financial instruments that are not traded in an active market is determined by using valuation techniques. The Group uses its judgment to select a variety of valuation techniques

The Group classified and disclosed fair value of the financial instruments into the following three-level hierarchy:

•	Level 1: Fair value measurements are those derived from quoted prices (unadjusted) in active markets for identical assets or liabilities.

•	Level 2: Fair value measurements are those derived from inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (i.e., prices) or indirectly (i.e., derived from prices).

•	Level 3: Fair value measurements are those derived from valuation technique that includes inputs for the asset or liability that are not based on observable market data (unobservable inputs).

Observable information reflects characteristics of financial instruments and market circumstances, and a quoted price in an active market provides the most reliable evidence of fair value. Valuation techniques used to measure fair value maximize the use of relevant observable inputs and minimize the use of unobservable inputs.

The Group selects inputs that are consistent with the characteristics of the financial instruments that market participants would take into account in a transaction for the financial instruments.

Even when there is no observable input to provide pricing information, unique information of the financial instruments is reflected to inputs used to measure fair value.

In some cases, the inputs used to measure the fair value of an asset or a liability might be categorized within different levels of the fair value hierarchy. In those cases, the fair value measurement is categorized in its entirety in the same level of the fair value hierarchy as the lowest level input that is significant to the entire measurement. Assessing the significance of a particular input to the entire measurement requires judgment, taking into account factors specific to the asset or liability.

1)	Financial instruments measured at fair value

A.	The fair value of financial assets and liabilities as of December 31, 2013, and March 31, 2013, is categorized into three levels as follows:

December 31, 2013

	Korean won (In thousands)
Description	Level 1		Level 2		Level 3		Total
Financial assets at FVTPL:
Financial asset designated at FVTPL	~~W~~	—	~~W~~	—	~~W~~	389,478,777	~~W~~	389,478,777
Held-for-trading financial assets		1,414,524,180		9,933,763,954		—		11,348,288,134
Derivatives(arbitrage)		5,815,822		151,058,060		139,034,986		295,908,868
Financial assets AFS		474,131,736		598,191,824		306,919,669		1,379,243,229
Derivatives (hedge)		—		5,236,612		—		5,236,612
Financial liabilities at FVTPL:
Financial liabilities designated at FVTPL		—		—		4,371,003,782		4,371,003,782
Securities sold		442,997,200		—		—		442,997,200
Derivatives (arbitrage)		10,064,772		136,511,706		121,040,493		267,616,971

March 31, 2013

	Korean won (In thousands)
Description	Level 1		Level 2		Level 3		Total
Financial assets at FVTPL:
Financial asset designated at FVTPL	~~W~~	—	~~W~~	—	~~W~~	386,573,296	~~W~~	386,573,296
Held-for-trading financial assets		1,841,905,183		10,297,629,981		—		12,139,535,164
Derivatives (arbitrage)		1,079,806		212,930,875		115,994,158		330,004,839
Financial assets AFS		288,046,239		860,725,340		287,030,299		1,435,801,878
Financial liabilities at FVTPL:
Financial liabilities designated at FVTPL		—		—		4,152,503,006		4,152,503,006
Securities sold		165,098,632		—		—		165,098,632
Derivatives (arbitrage)		2,767,601		232,309,541		99,333,554		334,410,696

There were no significant transfers between Level 1 and Level 2 for the nine months period ended December 31, 2013, and for the year ended March 31, 2013.

B.	Details of the valuation method and inputs classified by Level 2 are as follows:

	Korean won (In thousands)
Description	Fair value		Valuation method	Inputs
Held-for-trading financial assets	~~W~~	9,933,763,954	Discounted cash flows, Net asset value	Interest rate, discount rate, exchange rate
Derivative assets (arbitrage)		151,058,060	Discounted cash flows, Option-pricing model	Interest rate, stock price, exchange rate, credit spreads, implied volatilities
Financial assets AFS		598,191,824	Discounted cash flows, Net asset value	Interest rate, discount rate, exchange rate
Derivative assets (hedge)		5,236,612	Discounted cash flows, Option-pricing model	Interest rate, exchange rate, credit spreads, implied volatilities
Derivative liabilities (arbitrage)		136,511,706	Discounted cash flows, Option-pricing model	Interest rate, stock price, exchange rate, credit spreads, implied volatilities

C.	Quantitative information of fair value measurement (Level 3) using the significant unobservable inputs and relevance between unobservable inputs and fair value measurement are as follows:

Description	Type	Fair value (Korea won, in million)		Valuation method	Inputs	Unobservable input	Range	Relevance
Financial asset designated at FVTPL	ELS	~~W~~	330,732	DCF model, closed form, FDM, MonteCarlo simulation	Price of underlying asset, dividend payout or yield ratio, volatility, correlation, discount rate, etc.	Underlying asset volatility Correlation coefficient	0.109 – 0.408 (0.026) – 0.603	Proportional Proportional
	DLS		6,610			Underlying asset volatility Correlation coefficient	0.124 – 0.177 0 – 0	Proportional Proportional
	Others		49,455			Underlying asset volatility Correlation coefficient	0.199 – 0.408 0.174 – 0.392	Proportional Proportional
	Private placement bonds		2,682			Underlying asset volatility Correlation coefficient	0.222 – 0.222 0 – 0	Proportional Proportional
Derivative assets (arbitrage)	(*)		139,035			Underlying asset volatility Correlation coefficient	0.109 – 0.409 (0.114) – 0.789	Proportional Proportional
Financial asset AFS	Investment in partnerships		306,920	DCF model, Risk adjusted discount rate model	Growth rate, discount rate	Growth rate Discount rate	0.00 – 0.01 0.059 – 0.167	Proportional Inversely proportional

Total assets		~~W~~	835,434

Financial liability designated at FVTPL	ELS	~~W~~	3,025,820	DCF model, closed form, FDM, MonteCarlo simulation	Price of underlying asset, dividend payout or yield ratio, volatility, correlation, discount rate, etc.	Underlying asset volatility Correlation coefficient	0.109 – 0.502 (0.114) – 0.789	Proportional Proportional
	DLS		1,187,736			Underlying asset volatility Correlation coefficient	0.109 – 0.306 0.155 – 0.664	Proportional Proportional
	Other		157,448			Underlying asset volatility Correlation coefficient	0.124 – 0.408 0.2 – 0.5	Proportional Proportional
Derivative liabilities (arbitrage)	(*)		121,040			Underlying asset volatility Correlation coefficient	0.109 – 0.502 (0.114) – 0.664	Proportional Proportional

Total liabilities		~~W~~	4,492,044

(*)	Derivatives which derive their value from interest rate, stock price, F/X rate, commodity price, credit rate and others are included.

D.	Sensitivity of the fair value measurement categorized within Level 3 to changes in significant unobservable inputs to reflect reasonably possible alternative assumptions is as follows:

	Korean won (in million)
	Profit and loss				Other comprehensive income
Description	Favorable change		Unfavorable change		Favorable change		Unfavorable change
Derivative assets (arbitrage)(*1)	~~W~~	1,800	~~W~~	(1,878)	~~W~~	—	~~W~~	—
Financial assets AFS (*2)
Stock		—		—		29,161		(15,732)
Investment in partnerships		—		—		185		(142)
Financial liabilities designated at FVTPL(*1)
ELS		(6,266)		6,122		—		—
DLS		(1,036)		1,071		—		—
Derivative liabilities (arbitrage)(*1)		3,913		(5,663)		—		—

(*1)	Measured by changes in fair value based on the increased or decreased unobservable inputs by 10%.
(*2)	Measured by changes in fair value based on growth rate (-1–1%) and discount rate (-1–1%) which are unobservable inputs.

Sensitivity analysis of financial instruments is performed on the favorable and unfavorable changes using statistical techniques based on changes in the value of financial instruments due to the changes in unobservable inputs. If the fair value is affected by one or more of variables, sensitivity is calculated based on the most favorable or unfavorable case.

Sensitivity analysis is performed to target interest derivatives and equity derivatives of which changes in fair value recognized in profit or loss of financial instruments categorized within Level 3, besides equity securities and collective investment securities of which changes in fair value recognized in profit or loss or in other comprehensive income. Meanwhile, derivative-linked securities traded as back-to-back transaction that profit and loss are fully offset and equity instruments measured at cost are excluded from the sensitivity analysis.

E.	Changes in financial assets and liabilities classified by Level 3 for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, are as follows:

December 31, 2013

	Korean won (In thousands)
Description	Financial asset designated at FVTPL		Financial assets AFS		Financial liability designated at FVTPL		Derivative asset / liability (arbitrage)
Beginning	~~W~~	386,573,296	~~W~~	287,030,299	~~W~~	4,152,503,006	~~W~~	16,660,604
Profit or loss		15,883,797		(5,096,984)		157,132,344		65,943,362
Other comprehensive income (loss)		—		(7,452,943)		—		—
Purchase		284,904,063		52,635,626		—		19,320,266
Issue		—		—		4,287,096,757		(46,816,609)
Disposal		(297,882,379)		(24,606,329)		—		(51,346,756)
Settlement		—		—		(4,225,728,325)		14,233,626
Transfer		—		4,410,000		—		—

Ending	~~W~~	389,478,777	~~W~~	306,919,669	~~W~~	4,371,003,782	~~W~~	17,994,493

March 31, 2013

	Korean won (In thousands)
Description	Financial asset designated at FVTPL		Financial assets AFS		Financial liability designated at FVTPL		Derivative asset / liability (arbitrage)
Beginning	~~W~~	307,599,169	~~W~~	304,367,469	~~W~~	2,775,468,701	~~W~~	10,871,502
Profit or loss		16,664,119		(6,045,779)		93,517,759		78,058,755
Other comprehensive income		—		(12,028,686)		—		—
Purchase		439,244,901		23,305,702		—		37,999,432
Issue		—		—		6,226,590,631		(86,462,245)
Disposal		(376,934,893)		(22,568,407)		—		(64,350,956)
Settlement		—		—		(4,943,074,085)		40,544,116
Transfer		—		—		—		—

Ending	~~W~~	386,573,296	~~W~~	287,030,299	~~W~~	4,152,503,006	~~W~~	16,660,604

F.	Changes in financial assets AFS (Level 3) recognized in other comprehensive (loss) income for nine months period ended December 31, 2013 and for the year ended March 31, 2013, is presented as valuation on financial asset AFS in the statements of comprehensive (loss) income. Changes recognized in profit or loss for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, are disclosed in consolidated financial statements as follows:

	Korean won (In thousands)
	December 31, 2013			March 31, 2013
	Gain on valuation and disposal of financial instruments at FVTPL		Other operating expense	Gain on valuation and disposal of financial instruments at FVTPL		Other operating expense
Total gains (losses) included in profit or loss	~~W~~	238,959,503	~~W~~ (5,096,984)	~~W~~	188,240,633	~~W~~ (6,045,779)
Gains (losses) relating to financial instruments held		66,625,647	(5,433,472)		188,950,736	(3,995,574)

2)	Financial instruments not measured at fair value but for which the fair value is disclosed

A.	Fair value of financial instruments not measured at fair value but for which the fair value is disclosed as of December 31, 2013, and March 31, 2013, is as follows:

	Korean won (in thousands)
	December 31, 2013				March 31, 2013
	Book value		Fair value		Book value		Fair value
Financial assets:
Held for maturity	~~W~~	8,239,127	~~W~~	8,239,127	~~W~~	8,772,660	~~W~~	8,772,660
Loans		2,530,560,945		2,533,566,945		2,338,023,185		2,346,869,819
Other financial assets		570,557,819		570,868,096		777,424,143		774,401,653
Financial liabilities:
Borrowings		8,350,092,403		8,345,286,213		9,048,867,109		9,053,744,761
Other financial liabilities		399,751,046		399,771,924		810,824,193		810,916,777

The Group considers that carrying amount of financial assets and liabilities measured at amortized costs is similar to fair value except for the items above.

B.	The fair value of financial assets and liabilities as of December 31, 2013 and March 31, 2013, is categorized into three levels as follows:

	Korean won (In thousands)
Description	Level 1		Level 2		Level 3		Total
Financial assets:
Cash and cash equivalent	~~W~~	—	~~W~~	1,588,633,927	~~W~~	—	~~W~~	1,588,633,927
Held-for-maturity financial assets		—		8,239,127		—		8,239,127
Loans		—		—		2,533,566,945		2,533,566,945
Other financial assets		—		—		570,868,096		570,868,096

	~~W~~	—	~~W~~	1,596,873,054	~~W~~	3,104,435,041	~~W~~	4,701,308,095

Financial liabilities:
Deposits due to customers	~~W~~	—	~~W~~	—	~~W~~	2,076,404,141	~~W~~	2,076,404,141
Borrowings		—		—		8,345,286,213		8,345,286,213
Other financial liabilities		—		—		399,771,924		399,771,924

	~~W~~	—	~~W~~	—	~~W~~	10,821,462,278	~~W~~	10,821,462,278

C.	Valuation methods and inputs of financial instruments classified by Level 2 and Level 3 disclosing fair value are as follows:

Valuation techniques and inputs
Cash and deposit	The book value is used as a substitute value of fair value. The majority of deposits consist of overnight deposits.
HTM financial assets	The fair values calculated by discount rate at market interest rates on contractual cash flows are used.
Loans	The fair values are calculated by discount rate considering market interest rates and borrower’s credit risk on expected cash flows.
Deposit due to customer and borrowings

The book value is used as a substitute value of fair value for demand deposits, bank overdrafts, and call money.

With regards to the other deposits and borrowings, the fair values are calculated by discount rate considering residual risks at market interest rates on contractual cash flows.

Debentures	The fair values are calculated by discount rate considering residual risks at market interest rates on contractual cash flows.
Other financial assets and liability	The book value is used as a substitute value of fair value instead of applying DCF due to the relatively short-term or indefinite maturity. However DCF method is applied for several long-term receivables or payables.

3)	Details of financial assets subsequently measured at cost are as follows:

		Korean (In thousands)
	Description	December 31, 2013		March 31, 2013
AFS financial assets	Unlisted stocks (*)	~~W~~	26,416,799	~~W~~	29,173,097

(*)	The Group measured some unlisted stocks at cost which are issued by start-up companies since the Group cannot reliably measure their fair value.

Financial assets amounting to ~~W~~575 million that were measured at cost were derecognized due to disposal for the nine months period ended December 31, 2013, and related loss on disposal amounts to ~~W~~98 million.

4)	The Group recognizes transfer between levels when relevant events or changes in circumstances occur.

5)	There is no change in valuation methods on financial instruments classified by Level 2 and Level 3.

6)	The fair value of financial instruments classified by Level 2 and Level 3 is determined by external valuation or self-valuation of the Group. Unobservable inputs are produced by the external assessor or internal valuation system and the Group reviews the adequacy of inputs. The risk council reviews the adequacy of the assessment methodology and valuation method of external assessor. The agenda of the risk council is to be reported or approved by the risk committee.

7)	There is no significant change in the economic environment or business circumstances that affects measurement on the fair value of the financial assets and liabilities.

(10)	Reclassification of financial assets

There are no financial assets reclassified due to changes of the Group’s intention or ability.

(11)	Offsetting financial assets and financial liabilities

Offsetting financial instruments and other financial instruments under enforceable master netting agreements or similar agreements as of December 31, 2013, and March 31, 2013 are as follows:

December 31, 2013

	Korean won (In million)
	Gross amounts of recognized financial instruments		Amounts being set off		Net amounts presented in statements of financial position		Related amounts not taken set off in statements of financial position				Net amount after deducting
Description							Enforceable master netting agreements, etc.		Financial collateral
Financial assets:
Derivatives, etc.(*1)	~~W~~	787,160	~~W~~	—	~~W~~	787,160	~~W~~	398,173	~~W~~	4,312	~~W~~	384,675
Broker’s loans		1,105,746		—		1,105,746		—		1,105,746		—
Securities purchased under reverse repurchase agreements		10,200		—		10,200		—		10,200		—
Receivables		731,945		349,016		382,929		—		—		382,929
Domestic exchange receivable (*2)		4,504		—		4,504		—		—		4,504
Receivables for unsettled foreign currency spot transactions		528		—		528		—		—		528

Total	~~W~~	2,640,083	~~W~~	349,016	~~W~~	2,291,067	~~W~~	398,173	~~W~~	1,110,058	~~W~~	782,836

Financial liabilities:
Derivatives, etc.	~~W~~	2,232,358	~~W~~	—	~~W~~	2,232,358	~~W~~	398,173	~~W~~	177,502	~~W~~	1,656,683
Securities sold under reverse resale agreements		5,468,656		—		5,468,656		—		5,468,656		—
Securities sold		442,997		—		442,997		—		442,997		—
Payables		729,616		349,016		380,600		—		—		380,600
Domestic exchange payable (*2)		5,844		—		5,844		—		—		5,844
Payables for unsettled foreign currency spot transactions		528		—		528		—		—		528

Total	~~W~~	8,879,999	~~W~~	349,016	~~W~~	8,530,983	~~W~~	398,173	~~W~~	177,502	~~W~~	7,955,308

March 31, 2013

	Korean won (In million)
	Gross amounts of recognized financial instruments		Amounts being set off		Net amounts presented in statements of financial position		Related amounts not taken set off in statements of financial position				Net amount after deducting
Description							Enforceable master netting agreements, etc.		Financial collateral
Financial assets:
Derivatives, etc.(*1)	~~W~~	508,452	~~W~~	—	~~W~~	508,452	~~W~~	363,002	~~W~~	6,693	~~W~~	138,757
Broker’s loans		976,648		—		976,648		—		976,648		—
Securities purchased under reverse repurchase agreements		148,000		—		148,000		—		148,000		—
Receivables		1,084,886		527,812		557,074		—		—		557,074
Domestic exchange receivable (*2)		2,104		—		2,104		—		—		2,104
Receivables for unsettled foreign currency spot transactions		18,311		—		18,311		—		—		18,311

Total	~~W~~	2,738,401	~~W~~	527,812	~~W~~	2,210,589	~~W~~	363,002	~~W~~	1,131,341	~~W~~	716,246

Financial liabilities:
Derivatives, etc.(*1)	~~W~~	1,794,125	~~W~~	—	~~W~~	1,794,125	~~W~~	363,002	~~W~~	40,148	~~W~~	1,390,975
Securities sold under reverse resale agreements		6,601,203		—		6,601,203		—		6,601,203		—
Securities sold		165,099		—		165,099		—		165,099		—
Payables		1,057,953		527,812		530,141		—		—		530,141
Domestic exchange payable (*2)		2,207		—		2,207		—		—		2,207
Payables for unsettled foreign currency spot transactions		18,311		—		18,311		—		—		18,311

Total	~~W~~	9,638,898	~~W~~	527,812	~~W~~	9,111,086	~~W~~	363,002	~~W~~	6,806,450	~~W~~	1,941,634

(*1)	Both of derivatives (arbitrage) and derivatives (hedge) are included.
(*2)	Net amount after offsetting is disclosed for some amounts.

46.	RELATED-PARTY TRANSACTIONS:

(1)	Related parties and subsidiaries as of December 31, 2013, are as follows:

Description	Related party
Subsidiaries

Hyundai Securities America Inc., Hyundai Securities ASIA Ltd.,

Hyundai Securities Europe Ltd., Hyundai Savings Bank,

Hyundai Asset Management Co., Ltd.,

Korea Pacific No. 08 Ship Investment Co., Ltd.,

Korea Pacific No. 09 Ship Investment Co., Ltd.,

Korea Pacific No. 10 Ship Investment Co., Ltd.,

Korea Pacific No. 11 Ship Investment Co., Ltd.,

Korea Pacific No. 12 Ship Investment Co., Ltd.,

Korea Pacific No. 13 Ship Investment Co., Ltd., Jueun Power Middle 7,

G1 Shinhan Special Short Public Bonds H-3, Hanareum Gold Middle 3,

Hyundai Commodity Index Bond Derivatives Trust 1,

Hyundai YouFirst Private Real Estate Trust 1,

Hyundai YouFirst Private Real Estate Trust 15,

Hyundai Smart Index Alpha Derivative Feeder Trust 1,

Hyundai TRUST Bond Feeder Trust 1, HYUNDAI Strong Korea Equity Trust 1,

Hyundai Kidzania Equity Feeder Trust 1, Hyundai Value Plus Equity Feeder Trust 1,

Hyundai Hyundai Group Plus Equity Feeder Trust 1,

Hyundai YouFirst Private Real Estate Trust 9, New Short Public Bonds H-10,

Hyundai Smart Index Alpha Derivative Master Trust,

Hyundai TRUST Bond Master Trust, Hyundai Value Plus Equity Master Trust,

Hyundai Hyundai Group Plus Equity Master Trust,

Northeast Asia No. 41 Ship Investment Co., Ltd.,

AQG CAPITAL MANAGEMENT PTE. LTD., Global investment opportunity limited

HYUNDAI ABLE INVESTMENTS PTE LTD., Gaia DBEX the Fifth Co., Ltd.,

KP 08 International limited, KP 09 International limited, KP 10 International limited,

KP 11 International limited, KP 12 International limited, KP 13 International limited,

WISDOM SHAPLEY 41 SHIPPING S.A., WISDOM ROTH 41 SHIPPING S.A.,

Eloi-ANG 2, Gun-jung JY, Hyundai Noble Choice CTA Private Securities No. 1.,

Hyundai Expert Private Securities No. 1, Hyundai Noble Long Short Private Securities No. 1,

KTB System-Trading Private Securities, Hyundai Strong-small Corporate Trust 1,

Ocean Able Ltd., Hyundai Ocean Star Ship Private No. 2.,

Hana asset management randchip private equity real estate investment trusts,

HYUNDAI Dream Equity Feeder Trust 1,

HYUNDAI Dream Equity Master Trust,

Able Quant Asia Pacific Feeder Fund(T.E.) Limited, Able Quant Asia Pacific Master Fund Limited,

JS 1st Co., Ltd., ELP the 2nd Securitization Specialty Co., LTD, M square dongchun 3rd Co., Ltd.,

Brave Monkey 1st Co., LTD, HD-Habio 1st Co. Ltd, ABLEDCM 2 CO.,LTD,

Double First 13 ABS Specialty LLC

Associates	Wise Asset Management Co., Ltd., Hyundai-Tongyang Agrifood Private Equity Fund
Others

Hyundai Elevator Co., Ltd., Hyundai Merchant Marine Co., Ltd.,

Hyundai Ubiquous & Information Technology Co., Ltd., Hyundai Research Institute,

Hyundai Logistics Co., Ltd., Hyundai Investment Network Co., Ltd.,

Hyundai Asan Corporation, Hyundai L&R Co., Ltd., Able Hyundai Hotel & Resort Co., Ltd.,

HYUNDAI Learning & Training Center

(2)	Transactions between the Company and subsidiaries were eliminated for consolidation.

1)	Significant balances excluding loans and borrowings with related parties and large business groups as of December 31, 2013 and March 31, 2013, are as follows:

		Korean won (In thousands)
	Related party	December 31, 2013				March 31, 2013
		Receivables		Payables		Receivables		Payables
Others	Hyundai Merchant Marine Co., Ltd.	~~W~~	—	~~W~~	4,943,813	~~W~~	—	~~W~~	9,789,302
	Hyundai Ubiquous & Information Technology Co., Ltd.		803,258		—		1,295,139		—
	Hyundai Logistics Co., Ltd.		89,266		—		—		—
	Able Hyundai Hotel & Resort Co., Ltd.		2,700,000		—		—		—
The Group	Employees		48,321,919		—		69,865,966		—

2)	Significant transactions with related parties and large business groups for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, are as follows:

		Korean won (In thousands)
		December 31, 2013				March 31, 2013
	Related party	Revenue		Expenses		Revenue		Expenses
Associates	Hyundai-Tongyang Agrifood Private Equity Fund	~~W~~	500,822	~~W~~	—	~~W~~	299,178	~~W~~	—
Others	Hyundai Research Institute		675,000		2,941,599		914,240		3,449,217
	Hyundai Merchant Marine Co.		631,382		16,458,286		685,794		1,816,265
	Hyundai Elevator Co.		215,761		80,665		263,939		139,974
	Hyundai Ubiquous & Information Technology Co., Ltd.		—		12,570,853		29,946		16,740,374
	Hyundai Logistics Co.		327,420		3,697,310		111,604		5,327,661
	Hyundai Asan Corporation		40,000		729,373		93,406		532,455
	Hyundai L&R Co., Lte.		27,483		—		300,000		—
	Hyundai Investment Network Co., Ltd.		—		—		2,728		—
	Able Hyundai Hotel & Resort Co., Ltd.		20,250		209,269		—		179,076
	HYUNDAI Learning&Training Center		—		6,728		—		—
The Group	Employees		1,398,985		508		1,788,896		849

3)	Changes in loans and borrowings with related parties for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, are as follows:

December 31, 2013

			Korean won (In thousands)
	Related party	Accounts	Beginning balance		Increase		Decrease		Ending balance
Others	Hyundai Merchant Marine Co.	Deposits due to customers	~~W~~	—	~~W~~	14,000,000	~~W~~	—	~~W~~	14,000,000
		Loans		—		6,720,000		(6,720,000)		—
		Private placement bonds designated at FVTPL		—		42,742,400		(42,742,400)		—
	Hyundai Ubiquous & Information Technology Co., Ltd.	Securities sold under reverse resale agreements		716,904		14,999,598		(15,716,502)		—
	Hyundai Research Institute	Securities sold under reverse resale agreements		2,143,255		20,018,449		(19,454,216)		2,707,488
	Hyundai Logistics Co.	Securities sold under reverse resale agreements		154,683		766,885		(748,612)		172,956
		Trading securities		—		9,173,029		—		9,173,029
	Hyundai L&R Co., Lte.(*)	Asset backed short-term bonds		23,500,000		240,300,000		(197,100,000)		66,700,000
	Able Hyundai Hotel & Resort Co., Ltd.	Securities sold under reverse resale agreements		—		38,990,324		(34,100,537)		4,889,787
The Group	Employees	Loans to employees		120,122,393		1,511,631		(8,665,732)		112,968,292
		Deposits due to customers		101,092		665		—		101,757

(*)	The Group has entered into purchase guaranteed agreement against ABSTB amounting to ~~W~~66.7 billion issued based on loans of Hyundai L&R Co., Ltd.

March 31, 2013

			Korean won (In thousands)
	Related party	Accounts	Beginning balance		Increase		Decrease	Ending balance
Others	Hyundai Ubiquous & Information Technology Co., Ltd.	Securities sold under reverse resale agreements	~~W~~	—	~~W~~	20,185,766	~~W~~ (19,468,862)	~~W~~	716,904
	Hyundai Research Institute	Securities sold under reverse resale agreements		1,199,899		10,833,384	(9,890,028)		2,143,255
	Hyundai Logistics Co.	Securities sold under reverse resale agreements		117,682		28,366,683	(28,329,682)		154,683
	Hyundai L&R Co., Lte.(*)	Asset backed short-term bonds		—		23,500,000	—		23,500,000
The Group	Employees	Loans to employees		124,996,464		8,419,894	(13,293,965)		120,122,393
		Deposits due to customers		—		101,092	—		101,092

(*)	The Group has entered into purchase guaranteed agreement against ABSTB amounting to ~~W~~100 billion issued based on loans of Hyundai L&R Co., Ltd.

4)	The Group purchased property and equipment and intangible assets from related parties for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, as follows:

		Korean won (In thousands)
	Related party	December 31, 2013		March 31, 2013
Others	Hyundai Merchant Marine Co., Ltd.	~~W~~	42,212,000	~~W~~	44,484,000
	Hyundai Ubiquous & Information Technology Co., Ltd.		3,745,610		3,692,567
	Able Hyundai Hotel & Resort Co., Ltd.		7,704,400		1,750,000

5)	Equity transactions with related parties for the nine months period ended December 31, 2013 and for the year ended March 31, 2013, are as follows:

			Korean won (In thousands)
	Related party	Transactions	December 31, 2013		March 31, 2013
Capital Increase	Hyundai Elevator Co., Ltd.	Cash	~~W~~	—	~~W~~	3,307,136
	Hyundai Learning&Training Center	Cash		—		5,772,200
	Hyundai Asan Corporation	Cash		513,000		1,000,000
	Hyundai L&R Co., Lte.	Cash		—		4,410,000
Capital Decrease	Hyundai-Tongyang Agrifood Private Equity Fund	Cash		1,426,250		—

6)	Details of payment guarantees and other similar contracts with related-party as of December 31, 2013 are as follows:

	Korean won (In thousands)
Principal debtor	Description	Amount
Tower hotel & resort 1st Co., LTD.	ABCP purchase agreement	~~W~~	66,700,000

(3)	Management compensation for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, is as follows:

	Korean won (In thousands)
Description	December 31, 2013		March 31, 2013
Expenses for salaries	~~W~~	13,072,978	~~W~~	13,329,411
Severance benefits		1,743,325		2,119,585

	~~W~~	14,816,303	~~W~~	15,448,996

47.	STATEMENTS OF CASH FLOWS:

(1)	Cash in the consolidated statements of cash flows contains cash and deposit and excludes overdraft. Cash in the consolidated statements of cash flows for the nine months period ended December 31, 2013, and for the year ended March 31, 2013, is as follows:

	Korean won (In thousands)
Description	December 31, 2013		March 31, 2013
Cash and deposits	~~W~~	1,588,633,927	~~W~~	1,315,531,835
Deposits		(1,014,041,136)		(941,074,786)

	~~W~~	574,592,791	~~W~~	374,457,049

(2)	Details of cash and deposits are as follows:

	Korean won (In thousands)
Description	December 31, 2013		March 31, 2013
Cash and cash equivalents
Cash on hand	~~W~~	320,326	~~W~~	268,857
Fixed deposit and installment deposits		334,871,000		112,000,000
Demand deposits		86,962,301		105,501,602
Current deposits		4,133,717		1,826,936
Foreign currency deposits		38,353,514		73,439,374
MMDA		109,951,933		120,280
Financial bills		—		81,300,000

Subtotal		574,592,791		374,457,049

Deposits
Subscription deposits		—		53,753
Reserve for claims of customers’ deposits		25,127,199		75,116,660
Securities borrowed		—		261,000,000
Deposits for exchange-traded derivatives		38,781,805		15,020,072
Guarantee deposits for stock borrowing from KSFC		1,571,010		3,164,317
Guarantee for exchange-traded derivations		304,040		151,495
Long-term due from financial instruments		877,361,320		557,631,900
Others		70,895,762		28,936,589

Subtotal		1,014,041,136		941,074,786

Total	~~W~~	1,588,633,927	~~W~~	1,315,531,835

48.	SIGNIFICANT NON-CASH TRANSACTIONS:

Significant non-cash transactions for the nine months ended December 31, 2013, and for the year ended March 31, 2013, are as follows:

	Korean won (In thousands)
Description	December 31, 2013		March 31, 2012
Gain (loss) on valuation of AFS securities	~~W~~	30,490,749	~~W~~	2,619,908
Overseas operation translation credit		405,911		733,203
Changes in equity arising from application of the equity method		186,855		239,862
Amortization of gain (loss) on valuation of derivatives instruments for cash flow hedge		—		2,552,138
Write-off of accounts loans		27,052,519		60,899,881
Increase in assets due to financial guarantee contracts		3,081,787		3,374,676
Transfer of tangible fixed assets to investment properties		3,908,395		7,999,402
Transfer of advance payment to tangible and intangible assets		2,989,767		—
Increase in revaluation surplus on properties		—		89,347,214

49.	LEASE TRANSACTIONS:

(1)	Lessee

The Group has leased vehicles as of December 31, 2013, under operating lease agreements with Hyundai Capital Services, Inc. The payment schedule of the lease obligation is as follows:

	Korean won (In thousands)
	Amount
Within 1 year	~~W~~	160,875
1–5 years		57,349

	~~W~~	218,224

(2)	Leasor

The Group holds vessels and investment property as an operating lease, and the lease term is 1-5 years. The lessee has no purchase option on the expiration.

As of December 31, 2013, future minimum lease payments according to non-cancellable operating lease are as follows:

	Korean won (In thousands)
	Amount
Within 1 year	~~W~~	9,745,996
1–5 years		23,515,509

	~~W~~	33,261,505

50.	COMMITMENTS AND CONTINGENCIES:

(1)	The Group has entered into various agreements with various banks as of December 31, 2013, and the details are as follows:

	Korean won (In thousands)
Description	Financial Institution	Contract amount
Overdraft (including daily overdraft)	Kookmin Bank and 6 banks	~~W~~	471,200,000
General loan	Kookmin Bank and 1 bank		100,000,000
Securities underwriting loan	KSFC		700,000,000
Working capital loan (general)	KSFC		500,000,000
Working capital loan (trust)	KSFC		Limit of trust amount
Note trading at a discount (general)	KSFC		200,000,000
Note trading at a discount (trust)	KSFC		Limit of subscription deposits
Bond dealer loan (general)	KSFC		850,000,000
Bond dealer loan (deposit)	KSFC		Limit of deposit amount
Bond dealer loan (national treasury)	KSFC		Limit of national treasury
Bond dealer loan (government bonds)	KSFC		Limit of 10% of gross deposit amount
Mortgage loan financing	KSFC		300,000,000
Domestic exchange net debt limitation	Federation of savings banks		4,000,000
Magin Financing line	UOB		21,106,000

(2)	The Group is involved in pending lawsuits as follows:

	Korean won (In thousands)
	December 31, 2013			March 31, 2013
	Number of lawsuits	Amount		Number of Lawsuits	Amount
Defendant	24	~~W~~	35,464,580	24	~~W~~	81,115,911
Plaintiff	24		21,988,781	16		40,061,673

The Group’s management believes that the final loss of these litigations is uncertain and the ultimate outcome of these litigations will not have a significant impact on the financial statements of the Group.

A.	The current situation of the significant lawsuit claiming return of the security for performance in relation to the acquisition of Hyundai Engineering & Construction corporate

Hyundai group consortium, in which the Group is included was elected as the preferred bidder of the acquisition of Hyundai Engineering & Construction corporate in November, 2010 and paid the security for performance of ~~W~~275.5 billion, but had lost its position as the preferred bidder in December 2010 and had raised a law suit concerning the return of the security for performance. On July 25, 2013, the Seoul district court made a ruling in which the creditors should pay ~~W~~206.6 billion, 3 quarters of the security for performance to the consortium. The Group has treated its portion of the unrecoverable amount of the security for performance, ~~W~~14,541 million as current expense for the nine months period ended December 31, 2013. On August 9, 2013, the creditors including Korea Exchange Bank have appealed, but the Seoul high court dismissed the appeal as of December 5, 2013. As of December 31, 2013, a third appeal is in action, but the result is unpredictable.

(3)	The Group entered into a contract on conditional purchase agreement of ABCP with Songdo M1 The 1st LLC and others. ABCP backed by loans were issued by Songdo M1 The 1st LLC and others amounting to ~~W~~670.6 billion. The Group should purchase the remaining unsold ABCP in each issuance date on the condition that the effective credit rating of Songdo M1 The 1st LLC and others is maintained. Meanwhile, there are ~~W~~130.8 billion on ABCP that the Group purchased by the purchase agreement.

(4)	The Group provides payment guarantees for compensation for the holders’ loss on condition that certain debtors (warrantees) do not pay on due according to the initial or revised contract terms of debt instruments, and executed guarantees amounts to ~~W~~16.5 billion out of the related payment guarantee balance amounting to ~~W~~182 billion as of December 31, 2013. Balance for loan commitments as of December 31, 2013, is ~~W~~48 billion.

(5)	The Group entered into a contract to reimburse certain portions of losses when Hyundai II Securitization Specialty Co., Ltd. and Hyundai III Securitization Specialty Co., Ltd. go into liquidation, on certain collective investment securities sold before 2012. With regards to the above contract, the Group recognized accounts payable of ~~W~~11,630 million for estimated loss as of December 31, 2013.

(6)	Guarantees of ~~W~~8,419 million for guarantee related to provisional attachment and others from Seoul Guarantee Insurance as of December 31, 2013, are provided for the Group. In addition, the Group has entered into insurance contract with First American Title Insurance Company (coverage amount: ~~W~~402,238 million) to cover credit losses of loans arising from the defects of property ownership in process of loan application.

(7)	Korea Pacific No. 08-13 Ship Investment Co., Ltd., a subsidiary of the Group and a ship investment company, has subordinated loan agreements with an overseas associate company, KP 08-13 International Limited, a ship management consignment agreement with KSF Ship Finance Co., Ltd., an asset storage consignment agreement with Hana Bank, a currency swap agreement with the Korea Development Bank. For the nine months period ended December 31, 2013, Korea Pacific No. 08-13 Ship Investment Co., Ltd. repaid its senior borrowings by proceeds from disposal of ships, and will be liquidated after settlements and repayments for residual borrowings.

51.	SECURITIES IN CUSTODY:

The securities in custody as of December 31, 2013, and March 31, 2013, are as follows:

	Korean won (In thousands)
Account	December 31, 2013		March 31, 2012		Valuation method
Securities in custody:
Trust or securities in custody	~~W~~	54,187,378,366	~~W~~	55,973,510,200	Fair value
Saver securities in custody		77,840,251		86,321,663	Fair value
Beneficiary securities in custody		8,684,035,831		7,286,457,354	Standard sold price

Subtotal	~~W~~	62,949,254,448	~~W~~	63,346,289,217

Borrowing securities	~~W~~	287,535,672	~~W~~	348,966,210	Fair value

52.	TRANSFER OF FINANCIAL ASSETS:

As of December 31, 2013, relevant information about transferred financial assets which do not qualify for derecognition is as follows:

	Korean won (In thousands)
	FVTPL		Loans and receivables
Description	Debt securities(*1)		Securitized loans(*2)
Book value of assets	~~W~~	313,707,599	~~W~~	23,169,645
Book value of related liability		299,500,000		72,450,604

(*1)	Transferred debt securities under repurchase agreements.
(*2)	The Group has sold property project financing loans to KAMCO before the former period in order to improve asset quality with an agreement of ex-post settling up for the difference between dividends from disposal of collaterals and initial transaction amount. The Group has provided its debt securities of KAMCO as collaterals. In addition, payment guarantees amounting to ~~W~~9,783 million are provided by Federation of savings banks in relation with the loans sold.

53.	TRUST ACCOUNTS:

(1)	Financial information for trust accounts by type as of December 31, 2013 and March 31, 2013, is as follows:

December 31, 2013

	Korean won (in thousands)
Description	Specific money trust		Treasury stock trust		Securities trust		Defined benefit retirement pension		Defined contribution retirement pension		Personal retirement account		Total
Cash and deposits	~~W~~	2,233,008,780	~~W~~	—	~~W~~	—	~~W~~	8,585,154	~~W~~	25,701,892	~~W~~	14,240,974	~~W~~	2,281,536,800
Securities		7,768,462,091		64,124,283		4,935,278,375		403,606,389		73,830,306		56,587,936		13,301,889,380
Securities purchased under reverse repurchase agreements		446,300,000		—		—		14,756,847		9,706,129		14,973,999		485,736,975
Other assets		43,734,610		61,236		25,357,327		234,279		560,366		888,097		70,835,915

Total assets	~~W~~	10,491,505,481	~~W~~	64,185,519	~~W~~	4,960,635,702	~~W~~	427,182,669	~~W~~	109,798,693	~~W~~	86,691,006	~~W~~	16,139,999,070

Borrowings	~~W~~	—	~~W~~	—	~~W~~	2,449,050,000	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	2,449,050,000
Other liabilities		547,318,144		100,446		111,585,702		26,414,224		8,653,695		4,833,609		698,905,820

Total liabilities		547,318,144		100,446		2,560,635,702		26,414,224		8,653,695		4,833,609		3,147,955,820

Trust principal		9,944,187,337		64,085,073		2,400,000,000		400,768,445		101,144,998		81,857,397		12,992,043,250

Total equity		9,944,187,337		64,085,073		2,400,000,000		400,768,445		101,144,998		81,857,397		12,992,043,250

Total liabilities and equity	~~W~~	10,491,505,481	~~W~~	64,185,519	~~W~~	4,960,635,702	~~W~~	427,182,669	~~W~~	109,798,693	~~W~~	86,691,006	~~W~~	16,139,999,070

March 31, 2013

	Korean won (In thousands)
Description	Specific money trust		Treasury stock trust		Securities trust		Defined benefit retirement pension		Defined contribution retirement pension		Personal retirement account		Total
Cash and deposits	~~W~~	2,282,703,475	~~W~~	—	~~W~~	—	~~W~~	11,613,060	~~W~~	19,845,231	~~W~~	7,569,500	~~W~~	2,321,731,266
Securities		10,716,530,290		106,825,804		4,694,941,104		313,228,971		66,150,863		67,188,027		15,964,865,059
Call loan		100,000,000		—		—		—		—		—		100,000,000
Securities purchased under reverse repurchase agreements		749,426,253		—		10,573,747		4,761,610		6,918,579		25,929,983		797,610,172
Other assets		29,873,691		39,991		17,171,712		403,063		447,609		540,741		48,476,807

Total assets	~~W~~	13,878,533,709	~~W~~	106,865,795	~~W~~	4,722,686,563	~~W~~	330,006,704	~~W~~	93,362,282	~~W~~	101,228,251	~~W~~	19,232,683,304

Borrowings	~~W~~	—	~~W~~	—	~~W~~	2,260,600,000	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	2,260,600,000
Other liabilities		804,906,700		1,819,250		62,086,563		17,462,148		8,259,727		3,147,638		897,682,026

Total liabilities		804,906,700		1,819,250		2,322,686,563		17,462,148		8,259,727		3,147,638		3,158,282,026

Trust principal		13,073,627,009		105,046,545		2,400,000,000		312,544,556		85,102,555		98,080,613		16,074,401,278

Total equity		13,073,627,009		105,046,545		2,400,000,000		312,544,556		85,102,555		98,080,613		16,074,401,278

Total liabilities and equity	~~W~~	13,878,533,709	~~W~~	106,865,795	~~W~~	4,722,686,563	~~W~~	330,006,704	~~W~~	93,362,282	~~W~~	101,228,251	~~W~~	19,232,683,304

The Group reflected the trust fees received from trust accounts of ~~W~~6,437 million as operating income (commissions received) for the nine months period ended December 31, 2013.

(2)	The collective investment property currently operated by a subsidiary is summarized as follows:

		Korean won (In thousands)
Description	Account	Total principal		Net asset amount
Securities	Stock type	~~W~~	354,548,486	~~W~~	352,646,127
	Bond type		302,481,715		301,203,213
	Mixed-stock type		167,919,733		152,543,654
	Mixed-bond type		389,970,345		396,693,598
	Fund of fund type		112,158,534		88,348,065
	Derivative type		560,284,533		556,369,073
Real estate			1,004,183,062		970,506,971
Special asset			417,815,113		418,696,149
Short-term financial assets			804,222,682		814,051,160

Total		~~W~~	4,113,584,203	~~W~~	4,051,058,010

54.	BUSINESS COMBINATION:

(1)	The significant business combination as of December 31, 2013 and March 31, 2013, are as follows:

	Korean won (In thousands)
Name	Main business activity	Date of business combination	Portion of acquired stocks	Acquisition costs
KP 08 International Limited	Rental of transportation equipment	October 1, 2012	100%	11
KP 09 International Limited	Rental of transportation equipment	October 1, 2012	100%	11
KP 10 International Limited	Rental of transportation equipment	October 1, 2012	100%	11
KP 11 International Limited	Rental of transportation equipment	October 1, 2012	100%	11
KP 12 International Limited	Rental of transportation equipment	October 1, 2012	100%	11
KP 13 International Limited	Rental of transportation equipment	October 1, 2012	100%	11

(2)	The fair value of consideration transferred by business combination for the year ended March 31, 2013, is as follows:

	Korean won (In thousands)
	March 31, 2013
Description	KP 08 International Limited		KP 09 International Limited		KP 10 International Limited		KP 11 International Limited		KP 12 International Limited		KP 13 International Limited
Cash	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—
Fair value of the Group’s previously held equity interest in the acquiree		11		11		11		11		11		11

Total	~~W~~	11	~~W~~	11	~~W~~	11	~~W~~	11	~~W~~	11	~~W~~	11

(3)	The recognized assets and liabilities from the business combination as of March 31, 2013, are as follows:

	Korean won (In thousands)
Description	KP 08 International Limited		KP 09 International Limited		KP 10 International Limited		KP 11 International Limited		KP 12 International Limited		KP 13 International Limited
Fair value of recognizable assets	~~W~~	18,250,348	~~W~~	18,528,702	~~W~~	18,314,097	~~W~~	18,419,363	~~W~~	18,473,536	~~W~~	18,374,390
Fair value of recognizable liabilities		25,911,538		26,561,180		27,045,933		27,921,655		28,349,365		28,912,152

Fair value of recognizable net assets	~~W~~	(7,661,190)	~~W~~	(8,032,478)	~~W~~	(8,731,836)	~~W~~	(9,502,292)	~~W~~	(9,875,829)	~~W~~	(10,537,762)

(4)	For the combinations of KP 08-13 International Limited, the Group measures non-controlling interests at the present ownership instruments’ proportionate share in the recognized amounts of the acquiree’s identifiable net assets amounting to (-)~~W~~118 million.

(5)	Goodwill acquired in business combinations for the year ended March 31, 2013, is as follows:

	Korean won (In thousands)
	March 31, 2013
Description	KP 08 International Limited		KP 09 International Limited		KP 10 International Limited		KP 11 International Limited		KP 12 International Limited		KP 13 International Limited
Transferred consideration	~~W~~	11	~~W~~	11	~~W~~	11	~~W~~	11	~~W~~	11	~~W~~	11
Non-controlling interests		(10,234)		(13,752)		(19,014)		(22,184)		(24,843)		(28,226)
Fair value of recognizable net assets		(7,661,190)		(8,032,478)		(8,731,836)		(9,502,292)		(9,875,829)		(10,537,762)
Other		(2,568,743)		(3,624,121)		(4,713,926)		(5,511,663)		(6,174,913)		(7,008,189)

Goodwill	~~W~~	5,082,224	~~W~~	4,394,616	~~W~~	3,998,907	~~W~~	3,968,456	~~W~~	3,676,084	~~W~~	3,501,358

(6)	Details of net cash flows arising from business combination for the year ended March 31, 2013, are as follows:

	Korean won (In thousands)
Description	Cash flow
Transferring cash and cash equivalents	~~W~~	—
(+) Cash and cash equivalents acquired		674,162

Net cash outflows (inflows)	~~W~~	674,162

(7)	Acquirees’ operating revenue and net loss amounting to ~~W~~4,613 million and ~~W~~11,285 million, respectively, are included in the consolidated statements of loss for the year ended March 31, 2013.

55.	CHANGE IN FISCAL YEAR:

The Group has changed its fiscal year from March 31 to December 31 in accordance with the decision reached by the annual meeting of shareholders as of June 5, 2012. As a result, current reporting period is only nine months, from April 1, 2013 to December 31, 2013.

56.	APPROVAL OF CONSOLIDATED FINANCIAL STATEMENTS:

The consolidated financial statements prepared for submission to the annual shareholders’ meeting were approved by the Company’s board of directors on February 26, 2014.